As filed with the U.S. Securities and Exchange Commission on December 22, 2023
1933 Act Registration No. 333-275075
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]	Pre-Effective Amendment No. ____
[X]	Post-Effective Amendment No. 1

(Check appropriate box or boxes)

ADVISOR MANAGED PORTFOLIOS
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (626) 914-7385

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Russell B. Simon, President Advisor Managed Portfolios c/o U.S. Bank Global Fund Services 2020 East Financial Way, Suite 100 Glendora, California 91741	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.
This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 hereby incorporates by reference Part A and Part B of the Registrant’s Registration Statement on Form N-14 (File No. 333-275075) filed with the U.S. Securities and Exchange Commission (“SEC”) on October 18, 2023 and effective on November 17, 2023.
This Post-Effective Amendment No. 1 is being filed solely for the purpose of making revisions pursuant to the SEC staff’s comments on the October 18th, 2023 N-14 filing and the SEC staff’s comments on the Registrant’s registration statement on Form N-1A, as amended to register the Acquiring Funds (defined herein) as shell series of the Registrant, and to file auditor consents as exhibits to Part C.
No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund

each a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
1-844‑828‑1919
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
December 22, 2023
Dear Shareholder,
We are sending this information to you because you are a shareholder of the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund and/or 1919 Maryland Tax-Free Income Fund (each, a “Target Fund,” and together, the “Target Funds”), each a series of Trust for Advised Portfolios (“TAP Trust”) advised by 1919 Investment Counsel, LLC (“1919ic” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”) has determined that it is in the best interests of the Target Funds to reorganize and merge the Target Funds into newly created series (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) of Advisor Managed Portfolios (“AMP Trust”), each with the same name as the corresponding Target Fund. These transactions will be referred to individually as a “Reorganization,” and together, as the “Reorganizations.”
Once the Reorganizations occur, the Acquiring Funds will continue to be managed by 1919ic and will have the same management styles, investment restrictions and portfolio managers responsible for day-to-day management as were in place for the Target Funds. The Board has determined that the Reorganizations are in the best interests of the Target Funds and their shareholders, and that the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganizations.
Importantly, the Reorganizations will not result in any change to the Target Funds’ fees and expenses, investment objectives, principal investment strategies and risks, or portfolio management teams.
Following the Reorganizations, the advisory agreement and fundamental policies of each Acquiring Fund will not be materially different from those of the respective Target Fund. Furthermore, the independent members of the TAP Board comprise a majority of the independent members of the Board of Trustees of AMP Trust. In addition, with regard to the Reorganizations of the Class A and Class C shares of the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund and 1919 Maryland Tax-Free Income Fund, AMP Trust, on behalf of the applicable Acquiring Funds, have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) that is substantially similar to the plan pursuant to Rule 12b-1 that is currently in place for the Class A and Class C shares of the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund and 1919 Maryland Tax-Free Income Fund, and the Rule 12b-1 distribution fees applicable to Class A and Class C shares of the applicable Acquiring Funds are identical to the Rule 12b-1 distribution fees applicable to Class A and Class C shares of the corresponding Target Funds. As a result, we are not seeking shareholder approval for Reorganization and we are not requesting a proxy from you.
The enclosed Information Statement/Prospectus contains information about the Reorganizations. As a result of the Reorganizations, shareholders of each Target Fund will receive shares of the corresponding share class of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund owned immediately prior to the Reorganizations.
In evaluating each Reorganization proposal, the TAP Board considered the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and determined, among other things, that the Reorganizations may enable the Acquiring Funds to benefit from greater economies of scale in the future than would otherwise be available to the Target Funds, which could lead to reduced fees or expenses for the Acquiring Funds’ shareholders in the future, and to avoid any negative impact for the Target Funds relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Each Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
This document is provided for information only because shareholder approval is not required to effectuate the Reorganizations for the Target Funds under TAP Trust’s operating documents, and applicable Delaware state and U.S. federal law (including the 1940 Act).

You are encouraged to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact 1919ic at 1-844‑828‑1919.
Sincerely,
/s/ Russell B. Simon
Russell B. Simon, President
Trust for Advised Portfolios

REORGANIZATION OF
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund
(each a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844‑828‑1919
INTO THE
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund
(each a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844‑828‑1919
_____________________________________

INFORMATION STATEMENT/PROSPECTUS
DATED December 22, 2023
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of 1919 Financial Services Fund (“Target Financial Services Fund”), 1919 Socially Responsive Balanced Fund (“Target Socially Responsive Fund”) and 1919 Maryland Tax-Free Income Fund (“Target Maryland Fund”) (each a “Target Fund” and together, the “Target Funds”), each a series of Trust for Advised Portfolios (“TAP Trust”) advised by 1919 Investment Counsel, LLC (“1919ic or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”), including all of the Independent Trustees of TAP Trust, has determined that it is in the best interests of the Target Funds to reorganize and merge each Target Fund into corresponding acquiring funds, the 1919 Financial Services Fund (“Acquiring Financial Services Fund”), 1919 Socially Responsive Balanced Fund (“Acquiring Socially Responsive Fund”) and 1919 Maryland Tax-Free Income Fund (“Acquiring Maryland Fund”), each a newly created series (each an “Acquiring Fund,” and together the “Acquiring Funds”) of Advisor Managed Portfolios (“AMP Trust”). Each transaction will be referred to as a “Reorganization”, or together as the “Reorganizations”, and the Target Funds and the Acquiring Funds may be referred to together as the “Funds” or a “Fund”.
Each Target Fund and its corresponding Acquiring Fund have identical investment objectives, investment strategies, restrictions, and risks, and there will be no change in investment adviser or portfolio managers. Each Target Fund and its corresponding Acquiring Fund have identical share class structures. Importantly, the Reorganizations will not result in any increase in fees or expenses for the Funds.
The TAP Board has approved the Reorganizations and has determined that the Reorganizations are in the best interests of each Target Fund and its shareholders.
Each Reorganization is expected to close on or about January 19, 2024 (the “Closing Date”). The Acquiring Funds will open for trading on January 22, 2024.

This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of each Target Fund and constitutes an offering of the shares of each Acquiring Fund issued in the corresponding Reorganization. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”) (http://www.sec.gov), and are incorporated herein by reference:
•the Statement of Additional Information (“SAI”) dated December 22, 2023 relating to this Information Statement/Prospectus;
•the Prospectus and SAI related to the Target Funds, dated April 30, 2023, as supplemented August 31, 2023 (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-006796);
•the Annual Report to shareholders of the Target Funds for the fiscal year ended December 31, 2022, which has previously been sent to shareholders of the Target Funds (File No. 811-21422) (Accession No. 0001104659-23-030043);
•the Semi-Annual Report to shareholders of the Target Funds for the six-month period ended June 30, 2023, which has previously been sent to shareholders of the Target Funds (File No. 811-21422) (Accession No. 0001104659-23-099222).
Because the Acquiring Funds have not yet commenced operations, no annual or semi-annual reports are available.
This Information Statement/Prospectus will be mailed on or about December 22, 2023 to shareholders of record of the Target Funds as of November 30, 2023 (the “Record Date”).
Each Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The above documents are available upon request and without charge by writing to the Target Funds at 1919 Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 1-844‑828‑1919. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement/Prospectus    ii

OVERVIEW
This Information Statement/Prospectus relates to the Reorganizations of the Target Funds, each a series of TAP Trust, into the corresponding Acquiring Fund, each a series of AMP Trust. TAP Trust and AMP Trust are each an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) and organized under the laws of the state of Delaware. 1919ic serves as investment adviser to the Target Funds and the Acquiring Funds.
Each Target Fund and its corresponding Acquiring Fund are identical in all material respects. Each Target Fund and its corresponding Acquiring Fund have the same investment objectives, fees and expenses, investment strategies, investment policies, and investment risks. Additionally, 1919ic provides day-to-day management of the portfolios for each of the Funds. The Funds have identical distribution and purchase procedures and exchange rights and redemption procedures. The Reorganizations are structured to qualify as tax-free for U.S. federal income tax purposes.
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of the Trust, the Reorganizations may enable the Acquiring Funds to benefit from greater economies of scale in the future than would otherwise be available to the Target Funds, which could lead to reduced fees or expenses for the Acquiring Funds’ shareholders in the future, and to avoid any negative impact for the Target Funds relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
Shareholders of the Target Funds are not required to approve the Reorganizations. Section 7.2 of Article VII of TAP Trust’s Amended and Restated Declaration of Trust permits TAP Trust, unless otherwise required by law, to cause any series of TAP Trust to be merged or consolidated with or into a series of any other investment company without shareholder approval. The Target Funds and the Acquiring Funds are all advised by 1919ic, and the Reorganizations are considered to be a merger of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(a)(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in the Information Statement/Prospectus, each Reorganization meets the criteria set forth in Rule 17a-8(a)(3). Furthermore, the TAP Board, including all Independent Trustees, has determined that the Reorganizations are in the best interests of the Target Funds and their shareholders, and that the interests of the Target Funds’ shareholders will not be diluted as a result of the Reorganizations.
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives, investment strategies, investment restrictions, or investment risks between the each Target Fund and the corresponding Acquiring Fund. The same portfolio managers will continue to manage the corresponding Acquiring Funds.
Reorganization 1: Target Financial Services Fund into the Acquiring Financial Services Fund
Investment Objective and Investment Strategies
The Target Financial Services Fund and the Acquiring Financial Services Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.
The investment objective of the Target Financial Services Fund and the Acquiring Financial Services Fund is to seek long-term capital appreciation by investing primarily in common stocks. Each Fund employs identical principal investment strategies in seeking to achieve its investment objective. Each Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry that the Adviser believes are undervalued and thus may offer above-average potential for capital appreciation. Each Fund will be concentrated in the financial services industry.
For further information about the investment strategies of the Funds, please refer to Appendix D.
Investment Policies and Restrictions
The Target Financial Services Fund and the Acquiring Financial Services Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Fund’s fundamental investment restrictions are listed in the section “Additional Information About Investment Strategies, Risks and Restrictions” in Appendix D.
1

The Target Financial Services Fund and the Acquiring Financial Services Fund each observe the following policy, which is not deemed fundamental and may be changed without shareholder approval. Each Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict a Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.
Principal Investment Risks
The principal risks associated with an investment in the Target Financial Services Fund and the Acquiring Financial Services Fund are identical. Each Fund is subject to the following principal risks: financial services companies risk, portfolio selection risk, issuer risk, stock market and equity securities risk, foreign investments and emerging markets risk, derivatives risk, ETF risk, fixed income securities risk, credit risk, currency risk, extension risk, forward currency transactions risk, illiquid investment risk, market risk, prepayment or call risk, tax risk, valuation risk, value investing risk.
For further information about the risks of investments in the Funds, please refer to the section “Additional Information About Investment Strategies, Risks and Restrictions” in Appendix D.
Reorganization 2: Target Socially Responsive Fund into the Acquiring Socially Responsive Fund
Investment Objective and Investment Strategies
The Target Socially Responsive Fund and the Acquiring Socially Responsive Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.
The investment objective of the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund is to seek to provide high total return consisting of capital appreciation and current income. Each Fund employs identical principal investment strategies in seeking to achieve its investment objective. Each Fund invests in a mix of common stocks and other equity securities, including preferred equity securities, of U.S. companies of any market capitalization and fixed income securities which are primarily investment grade and may be of any maturity and any duration. Under normal circumstances, each Fund will maintain at least 65% of the value of its assets in equity securities and at least 25% of the value of its assets in fixed income securities. Each Fund emphasizes companies that offer both attractive investment opportunities and demonstrate an awareness of their impact on the society in which they operate.
For further information about the investment strategies of the Funds, please refer to Appendix D.
Investment Policies and Restrictions
The Target Socially Responsive Fund and the Acquiring Socially Responsive Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Fund’s fundamental investment restrictions are listed in Appendix D.
The Target Socially Responsive Fund and the Acquiring Socially Responsive Fund each observe the following policy, which is not deemed fundamental and may be changed without shareholder approval. Each Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict a Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.
Principal Investment Risks
The principal risks associated with an investment in the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund are identical. Each Fund is subject to the following principal risks: socially responsive investing risk, portfolio selection risk, issuer risk, stock market and equity securities risk, mortgage-backed and other asset-backed securities risk, residential mortgage backed securities risk, foreign investments and emerging markets risk, fixed income securities risk, credit risk, currency risk, extension risk, forward currency transactions risk, illiquid investment risk, market risk, prepayment or call risk, tax risk, and valuation risk.
For further information about the risks of investments in the Funds, please refer to Appendix D.
Reorganization 3: Target Maryland Fund into the Acquiring Maryland Fund
Investment Objective and Investment Strategies
The Target Maryland Fund and the Acquiring Maryland Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.
    Information Statement/Prospectus    2

The investment objective of the Target Maryland Fund and the Acquiring Maryland Fund is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. Each Fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal (including the alternative minimum tax (“AMT”)) and Maryland state and local income taxes. Under normal circumstances, each Fund invests at least 80% of its net assets in municipal obligations, the interest of which is exempt from Maryland state and local taxes and the federal AMT. Securities considered for investment must be investment grade (that is securities rated in the Baa/BBB categories or above, or if unrated, determined to be of comparable credit quality by the Adviser). Each Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. The Target Maryland Fund is currently invested significantly in municipal securities in the healthcare sector.
For further information about the investment strategies of the Funds, please refer to Appendix D.
Investment Policies and Restrictions
The Target Maryland Fund and the Acquiring Maryland Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Fund’s fundamental investment restrictions are listed in Appendix D.
The Target Maryland Fund and the Acquiring Maryland Fund each observe the following policies, which are not deemed fundamental and may be changed without shareholder approval. Each Fund will not borrow for investment purposes an amount in excess of 5% of its total assets. Each Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed delivery basis or other financial instruments. Each Fund may not purchase securities on margin, except that (i) each Fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) each Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.
Principal Investment Risks
The principal risks associated with an investment in the Target Maryland Fund and the Acquiring Maryland Fund are identical. Each Fund is subject to the following principal risks: credit risk, issuer risk, illiquid investment risk, market risk, market and interest rate risk, Maryland municipal securities risk, municipal securities risk, non-diversification risk, portfolio selection risk, sector focus risk and healthcare sector risk, tax risk and valuation risk.
For further information about the risks of investments in the Funds, please refer to Appendix D.
FEES AND EXPENSES
As an investor, shareholders pay fees and expenses to buy, hold, or sell shares of the Target Funds or the Acquiring Funds.
The fees and fees and expenses of each share class of a Target Fund and the same share class of its corresponding Acquiring Fund are identical. The Acquiring Funds are not operational and do not currently have assets. The information below shows the current fees and expenses for the Target Funds as restated for the six-month period ended June 30, 2023 (annualized) and the anticipated expenses of the Acquiring Funds. The Target Maryland Fund and the corresponding Acquiring Fund are subject to identical expense limitations, as described in the footnotes to the fee tables for those Funds below.
As of the date of this Information Statement/Prospectus, the Target Financial Services Fund, the Target Socially Responsive Fund and the Target Maryland Fund have registered other share classes that have not commenced operations, and are not offered for purchase. This Information Statement/Prospectus relates only to Class A, Class C and Class I shares to be issued in the Reorganization for those Funds.
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Target Funds and the corresponding Acquiring Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
Fees and Expenses of the Financial Services Fund, the Socially Responsive Fund and the Maryland Fund
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the 1919ic family of funds. More information about these and other discounts is available from your financial intermediary (banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries) (each called a “Financial Intermediary”) and in Appendix C to this Information/Statement Prospectus.
    Information Statement/Prospectus    3

Financial Services Fund - Target Fund and Acquiring Fund

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%¹	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.37%	0.34%	0.36%
Total Annual Fund Operating Expenses	1.42%	2.14%	1.16%
1    Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” (“CDSC”) section of this Information Statement/Prospectus.
Example
This example is intended to help you compare the cost of investing in the Target and Acquiring Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that you reinvest all distributions and dividends without a sales charge. The Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$809	$998	$1,307	$2,179
Class C (with redemption at end of period)	$317	$670	$1,149	$2,472
Class C (without redemption at end of period)	$217	$670	$1,149	$2,472
Class I (with or without redemption at end of period)	$118	$368	$638	$1,409
Socially Responsive Fund - Target Fund and Acquiring Fund

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%¹	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.15%	0.12%	0.15%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.99%	1.71%	0.74%
1    Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” section of this Information Statement/Prospectus.
2    Acquired fund fees and expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the “Gross Expenses” or “Net Expenses” provided in the Target Fund’s Financial
    Information Statement/Prospectus    4

Highlights because the Target Fund’s Financial Highlights do not include 0.01% that is attributed to acquired fund fees and expenses in the table above.
Example
This example is intended to help you compare the cost of investing in the Target and Acquiring Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that you reinvest all distributions and dividends without a sales charge. The Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$768	$872	$1,091	$1,718
Class C (with redemption at end of period)	$274	$539	$928	$2,019
Class C (without redemption at end of period)	$174	$539	$928	$2,019
Class I (with or without redemption at end of period)	$76	$237	$411	$918
Maryland Fund - Target Fund and Acquiring Fund

Shareholder Fees (paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%¹	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.15%	0.70%	None
Other expenses	0.40%	0.39%	0.42%
Total Annual Fund Operating Expenses	1.10%	1.64%	0.97%
Fees waived/expenses reimbursed[2]	-0.35%	-0.34%	0.37%
Total Annual Fund Operating Expenses after waiving fees/reimbursing expenses	0.75%	1.30%	0.60%
1    Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” section of this Information Statement/Prospectus.
2    1919ic has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, front-end or contingent deferred sales charges, portfolio transaction expenses, taxes, extraordinary expenses and acquired fund fees and expenses) in order to limit the total annual fund operating expenses of the Maryland Fund to 0.75% for Class A shares, 1.30% for Class C shares, and 0.60% for Class I shares (each, an “Expense Cap”). The Expense Cap for the Maryland Fund will remain in effect through at least April 30, 2025 for the Target Fund and the Acquiring Maryland Fund, and may be terminated only by the TAP Board with respect to the Target Maryland Fund or the AMP Board with respect to the Acquiring Maryland Fund. The Adviser may request recoupment from the Maryland Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Maryland Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense cap in place at the time such amounts were waived or paid and (2) the Maryland Fund’s Expense Cap at the time of the recoupment.
Example
This example is intended to help you compare the cost of investing in the Target and Acquiring Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense caps that are in place for the first year only) and that you reinvest all distributions and dividends without a sales charge. The Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
    Information Statement/Prospectus    5

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$498	$747	$973	$1,678
Class C (with redemption at end of period)	$232	$503	$898	$2,005
Class C (without redemption at end of period)	$132	$503	$898	$2,005
Class I (with or without redemption at end of period)	$61	$296	$549	$1,274
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. The following table shows the Target Funds’ portfolio turnover rates during the fiscal year ended December 31, 2022. The Acquiring Funds are expected to have similar portfolio turnover rates.

Target Fund	Year Ended December 31, 2022
Target Financial Services Fund	4%
Target Socially Responsive Fund	13%
Target Maryland Fund	33%
PERFORMANCE HISTORY
For the Reorganizations, each Acquiring Fund will be the surviving legal entity, and will adopt the accounting history of the corresponding Target Fund. As a result, the Acquiring Funds will assume the financial and performance history of the Target Funds when the Reorganizations close.
The bar charts show performance of the class of shares indicated for each Target Fund from year to year. The tables below illustrate how each Target Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance and, for the Target Financial Services Fund and the Target Socially Responsive Fund, a secondary index reflecting the market sector in which the Fund primarily invests. The bar charts do not reflect the impact of sales charges, which, if reflected, would lower the returns. The tables include deduction of applicable sales charges. A Target Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information, is posted on the Funds’ website at www.1919funds.com or by calling the Funds toll-free at 1‑844‑828‑1919.
Target Financial Services Fund - Class I
The performance of shares of the Target Financial Services Fund for the period prior to November 7, 2014 reflects the performance of the Legg Mason Investment Counsel Financial Services Fund (the “Predecessor Fund”). The Target Financial Services Fund acquired the assets and assumed the liabilities of the Predecessor Fund that had used substantially similar investment strategies. At completion of the reorganization on November 7, 2014, Class A, Class C, and Class I of the Target Financial Services Fund assumed the performance, financial and other historical information of the Predecessor Fund’s corresponding class of shares.
Calendar Year Total Returns
Calendar Year Ended December 31
    Information Statement/Prospectus    6

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	12/31/2020	33.37%
Lowest Return Quarter	03/31/2020	-32.81%
The year-to-date return for Class I shares of the Target Financial Services Fund as of September 30, 2023 was -12.48%.

Average Annual Total Returns (for periods ended December 31, 2022)
Target Financial Services Fund	1 year	5 years	10 years
Class I
Return before taxes	-13.71%	4.64%	11.36%
Return after taxes on distributions	-14.23%	3.71%	10.51%
Return after taxes on distributions and sale of fund shares	-7.73%	3.56%	9.31%
Other Classes (Return before taxes only)
Class A	-18.92%	3.12%	10.34%
Class C	-15.40%	3.60%	10.23%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
S&P Financials Index (reflects no deduction for fees, expenses or taxes)	-10.53%	6.41%	12.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown only for Class I shares. After-Tax returns for other share classes will vary to the extent they have different expenses.
Target Socially Responsive Fund - Class A
The performance of shares of the Target Socially Responsive Fund for the period prior to November 7, 2014, reflects the performance of the Legg Mason Investment Counsel Social Awareness Fund (the “Predecessor Fund”). The Target Socially Responsive Fund acquired the assets and assumed the liabilities of the Predecessor Fund that had used substantially similar investment strategies and had the same portfolio management team. At completion of the reorganization on November 7, 2014, Class A, Class C, and Class I of the Target Socially Responsive Fund assumed the performance, financial and other historical information of the Predecessor Fund’s shares.
    Information Statement/Prospectus    7

Calendar Year Total Returns
Calendar Years Ended December 31

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	06/30/2020	16.02%
Lowest Return Quarter	06/30/2022	-13.46%
The year-to-date return for Class A shares of the Target Socially Responsive Fund as of September 30, 2023 was 7.49%.

Average Annual Total Returns (for periods ended December 31, 2022)
Target Socially Responsive Fund	1 year	5 years	10 years
Class A
Return before taxes	-24.60%	5.58%	7.35%
Return after taxes on distributions	-24.64%	5.17%	6.04%
Return after taxes on distributions and sale of fund shares	-14.53%	4.28%	5.56%
Other Classes (Return before taxes only)
Class C	-21.41%	6.09%	7.22%
Class I	-19.82%	7.15%	8.29%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Blended S&P 500 Index (70%) and Bloomberg US Aggregate Bond Index (30%) (reflects no deduction for fees, expenses or taxes)	-16.33%	6.86%	9.22%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown only for Class A shares. After-Tax returns for other share classes will vary to the extent they have different expenses.
Target Maryland Fund - Class A
The performance of shares of the Target Maryland Fund for the period prior to November 7, 2014, reflects the performance of the Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Predecessor Fund”). The Target Maryland Fund acquired the assets and assumed the liabilities of the Predecessor Fund, which had used substantially similar investment strategies and had the same portfolio management team. At completion of the reorganization on November 7, 2014, Class A, Class C, and Class I of the Target
    Information Statement/Prospectus    8

Maryland Fund assumed the performance, financial and other historical information of the Predecessor Fund’s corresponding class of shares.
Calendar Year Total Returns
Calendar Years Ended December 31

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	12/31/2022	2.56%
Lowest Return Quarter	03/31/2022	-3.81%
The year-to-date return for Class A shares of the Target Maryland Fund as of September 30, 2023 was -1.36%.

Average Annual Total Returns (for periods ended December 31, 2022)
Target Maryland Fund	1 year	5 years	10 years
Class A
Return before taxes	-10.05%	-0.11%	0.73%
Return after taxes on distributions	-10.06%	-0.13%	0.71%
Return after taxes on distributions and sale of fund shares	-5.29%	0.42%	1.17%
Other Classes (Return before taxes only)
Class C	-7.50%	0.21%	0.61%
Class I	-5.91%	0.92%	1.32%
Bloomberg U.S. Municipal Index (reflects no deduction for fees, expenses or taxes)	-8.53%	1.25%	2.13%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown only for Class A shares. After-Tax returns for other share classes will vary to the extent they have different expenses.
MANAGEMENT OF THE FUNDS
Investment Adviser
1919 Investment Counsel, LLC is the investment adviser to the Target Funds and the Acquiring Funds and is located at One South Street, Suite 2500, Baltimore, Maryland, 21202. The Adviser is an SEC registered investment advisory firm. The Adviser provides customized investment counsel to individuals, family groups and institutions and seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. As of September 30, 2023, the Adviser had assets under management of approximately $19.8 billion.
    Information Statement/Prospectus    9

The Target Funds and the Acquiring Funds have each entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser is responsible for day-to-day management of each Fund in accordance with its investment objective and policies. The Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds.
The Target Funds and the Acquiring Funds have identical management fees. As compensation for its services, each Fund pays 1919ic a monthly advisory fee at the annual rate shown in the table below, based on the corresponding Fund’s average daily net assets.

Fund	Management/Advisory Fee Rate
Financial Services Fund	0.80%
Socially Responsive Fund	0.65% of the Fund’s average daily net assets up to and including $100 million;
0.61% of assets in excess of $100 million and up to and including $200 million;
0.51% of assets in excess of $200 million and up to and including $300 million; and
0.46% of assets in excess of $300 million
Maryland Fund	0.55%
For the fiscal year ended December 31, 2022, the Adviser received an aggregate fee as a percentage of average net assets, after fee waivers, if any, for its services to each Target Fund, as shown in the table below.

Fund	Management/Advisory Fee Rate
Financial Services Fund	0.80%
Socially Responsive Fund	0.58%
Maryland Fund	0.22%
Additionally, for the Target Funds and the Acquiring Funds, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) in order to limit the total annual fund operating expenses of the Funds to the amounts shown in the following table. The Expense Cap for each Fund will remain in effect through at least April 30, 2025. The Adviser may request recoupment from the Fund of previously waived fees and paid expenses for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense cap in place at the time such amounts were waived or paid and (2) the Fund’s Expense Cap at the time of the recoupment. Each Target Fund and Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived and/or expenses reimbursed.

Fund	Class A Expense Cap	Class C Expense Cap	Class I Expense Cap
Financial Services Fund	1.50%	2.25%	1.25%
Socially Responsive Fund	1.25%	2.00%	1.00%
Maryland Fund	0.75%	1.30%	1.60%
A discussion regarding the AMP Board’s basis for approving the investment advisory agreement for the Acquiring Funds will be included in the Acquiring Funds’ annual report to shareholders for the fiscal year ending December 31, 2023.
Portfolio Managers
Financial Services Fund. Mr. Charles King, CFA, and Mr. John Helfst are jointly and primarily responsible for the day-to-day management of the Financial Services Fund.
•Mr. King, a portfolio manager at 1919ic since 1998 and 1919ic’s chief investment officer since January 2011, leads 1919ic’s Philadelphia office and manages investment portfolios for individual and institutional clients. Before joining 1919ic, he was a senior portfolio manager at CoreStates Family Wealth Group.
•Mr. Helfst, a Financial Services Research Analyst at 1919 since June 2022, has more than 26 years of experience focused on financial services and real estate. Prior to joining 1919 he was a financial services research analyst and portfolio manager at Voya (formerly ING) Investment Management since 2015.
    Information Statement/Prospectus    10

Socially Responsive Fund. Mr. Ronald T. Bates, Ms. Aimee M. Eudy, Mr. Robert Huesman, and Ms. Alison Bevilacqua are jointly and primarily responsible for the day-to-day management of the Socially Responsive Fund.
•Mr. Bates, a managing director and portfolio manager at 1919ic since 1997, leads 1919ic’s Cincinnati office, oversees 1919ic’s Responsible Investing team and manages investment portfolios for individual and institutional clients. As the lead portfolio manager, Mr. Bates manages the equity portion of the Fund. Before joining 1919ic, he was a vice president and director of portfolio management at Fifth Third Trust and Investment Advisors.
•Ms. Eudy, a portfolio manager and credit analyst at 1919ic, joined 1919ic in 2003. Ms. Eudy manages the fixed income portion of the Fund. She manages taxable fixed income investment portfolios for institutional clients and performs corporate credit analysis.
•Mr. Huesman, a portfolio manager at 1919ic, joined a predecessor of 1919ic in 2007. Mr. Huesman manages the equity portion of the Fund as well as investment portfolios for individual and institutional clients.
•Ms. Bevilacqua, a portfolio manager and principal at 1919ic, joined a predecessor of 1919ic in 1996. She specializes in corporate responsibility and ESG research.
Maryland Fund. Mr. R. Scott Pierce and Ms. Lauren F. Webb, CFA are the portfolio managers of the Maryland Fund.
•Mr. R. Scott Pierce is a portfolio manager of the Maryland Fund and is a portfolio manager and the Head of the Fixed Income Group at 1919ic. He joined a predecessor to 1919ic in 1994. Mr. Pierce manages municipal securities portfolios for individual and institutional clients.
•Ms. Lauren F. Webb, CFA, is a portfolio manager of the Maryland Fund. Ms. Webb joined 1919ic in 2012. Ms. Webb manages both municipal and corporate fixed income strategies.
The SAIs for the Target Funds and Acquiring Funds provide additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership in the Funds.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Funds are sold at the NAV per share which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Funds’ NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of each Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.
When determining NAV, the value of a Fund’s portfolio investments is based on readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market, or fair value as determined by an independent pricing service and evaluated by the Adviser. If a market quotation is not readily available or does not otherwise accurately reflect the value of an investment, an investment will be valued by another method that the Adviser believes reflects fair value in accordance with the Trust’s valuation policies and the Adviser’s related procedures. Fair value pricing represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accordingly, a Fund’s NAV may reflect certain portfolio investments’ fair values rather than their market prices.
Fair value pricing involves subjective judgments, and it is possible that a fair value determination for an investment will materially differ from the value that could be realized upon the sale of the investment.
Fair value pricing may be applied to non-U.S. investments. The trading hours for most non-U.S. investments end prior to the close of the NYSE, the time that each Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. investments when non-U.S. markets open on the following business day. If such events occur, each Fund may value non-U.S. investments at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.
    Information Statement/Prospectus    11

Other types of investments that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid investments, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If a Fund has portfolio investments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Shareholder Information for the Financial Services Fund, the Socially Responsive Fund and Maryland Fund
Choosing a Class of Shares to Buy
For the variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C to this Information Statement/Prospectus – Financial Intermediary Sales Charge Variations (“Appendix C”). All variations described in Appendix C are applied by the identified Financial Intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix C should read the terms and conditions of Appendix C carefully. A variation that is specific to a particular Financial Intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your Financial Intermediary with respect to any variations listed in Appendix C.
Investors not purchasing directly from the Funds may purchase shares through a Financial Intermediary. Please note that if you are purchasing shares through a Financial Intermediary, your Financial Intermediary may not offer all classes of shares. Financial Intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your Financial Intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Financial Intermediary. Certain Financial Intermediaries may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this Information Statement/Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Financial Intermediary. Consult a representative of your Financial Intermediary about the availability of Fund shares and the Financial Intermediary’s practices and other information.
Individual investors investing through a Financial Intermediary may be eligible to invest in Class I or Class R shares, if such Financial Intermediary is acting solely as an agent on behalf of its customers pursuant to an agreement with the Funds’ distributor and such investor’s shares are held in an omnibus account on the books of the Funds. Please contact your Financial Intermediary for more information.
Please note that the Funds do not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class R shares. However, if you purchase Class I shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Funds’ distributor, that Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary. Because the Funds are not a party to any commission arrangement between you and your Financial Intermediary, any purchases and redemptions of Class I shares will be made by the Funds at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Financial Intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this Information Statement/Prospectus nor are they reflected in the performance in the bar chart and table in this Information Statement/Prospectus because these commissions are not charged by the Funds. Class I shares may also be available on certain brokerage platforms. An investor transacting Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with a Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. (Individual investors who held Class I shares of the Financial Services Fund prior to November 20, 2006 are permitted to make additional investments in Class I shares.)
Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.
When choosing which class of shares to buy, you should consider:
•How much you plan to invest
•How long you expect to own the shares
    Information Statement/Prospectus    12

•The expenses paid by each class detailed in the fee table and example at the front of this Information Statement/Prospectus
•Whether you qualify for any reduction or waiver of sales charges
•Availability of share classes
When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.
Each class of shares is authorized to pay fees for recordkeeping services to Financial Intermediaries. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
You may buy shares:
•Through a Financial Intermediary. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•Directly from the Funds
Your Financial Intermediary may provide shareholder services that differ from the services provided by other Financial Intermediaries. Services provided by your Financial Intermediary may vary by class. You should ask your Financial Intermediary to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Financial Intermediary may receive different compensation depending on the share class in which you invest.
Your Financial Intermediary may not offer all classes of shares. You should contact your Financial Intermediary for further information.
•Fund imposed sales charges and waivers include the following:
•Front-end sales charges that apply to the purchase of Class A shares
•Contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares
•Qualifying for lower sales charges on Class A shares
•Qualifying for a sales load waiver
Comparing the Funds’ Classes
The following table compares key features of the Funds’ classes. You should review the fee table and example at the front of this Information Statement/Prospectus carefully before choosing your share class. Your Financial Intermediary can help you choose a class that may be appropriate for you. Class FI and Class R shares are not currently offered. Your Financial Intermediary may receive different compensation depending upon which class you choose.

Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution and service fees
Class A	•Front-end sales charge •You may qualify for reduction or waiver of front-end charge •Generally lower annual expenses than Class C	Up to 5.75% (Up to 4.25% for the Maryland Fund); reduced or waived for large purchases and
certain investors. No
charge for purchases of
	$1 million or more (for additional waiver information, see “Waivers of front-end charges for certain Class A investors” section)	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors (for additional waiver information, see “Contingent deferred sales charge waivers”)	0.25% (0.15% for the Maryland Fund) of average daily net assets
    Information Statement/Prospectus    13

	Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution and service fees
Class C
•No front-end sales charge
•Contingent deferred sales charge for only 1 year
•Does not convert to Class A
•Generally higher annual expenses than Class A
•Purchases of $1 million or more of Class C shares will be rejected. Your Financial Intermediary is responsible for placing individual purchases of $1 million or more into Class I shares of the Fund
		None	1.00% if you redeem within 1 year of purchase; waived for certain investors (for additional waiver information, see “Contingent deferred sales charge waivers”)	1.00% (0.70% for the Maryland Fund) of average daily net assets
Class I	•No front-end or contingent deferred sales charge •Only offered to institutional and other eligible investors •Generally lower annual expenses than all classes	None	None	None
0.25% of average daily net assets
Sales Charges
You can find information about sales charges and breakpoints on the Funds’ website at www.1919funds.com and in the SAI, which is also available on the website free of charge. For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C.
Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Funds’ distributions or dividends that you reinvest in additional Class A shares.
The tables below show the rate of sales charge you pay, depending on the amount you purchase. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy Class A shares from a Financial Intermediary. Such Financial Intermediaries will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. Financial Intermediaries will receive a Rule 12b-1 distribution and service fee payable on Class A shares at an annual rate of up to 0.25% (0.15% for the Maryland Fund) of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Financial Services and Socially Responsive Funds
Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.75
$25,000 but less than $50,000	5.00	5.26	5.00
$50,000 but less than $100,000	4.50	4.71	4.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	-0-	-0-	1.00
    Information Statement/Prospectus    14

Financial Services and Socially Responsive Funds
Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
$5 million but less than $15 milion[1]	-0-	-0-	0.50
$15 million but less than $1billion[1]	-0-	-0-	0.25
1 A Financial Intermediary may be paid a commission of up to 1.00% on Fund purchases of $1 million or more. Starting in the thirteenth month after purchase, the annual 12b-1 distribution and service fee of up to 0.25% will be paid to the Financial Intermediary. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.

Maryland Fund
Amount of investment ($)	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.25
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	-0-	-0-	1.00
$5 million but less than $15 million[1]	-0-	-0-	0.50
$15 million but less than $1 billion[1]	-0-	-0-	0.25
1 A Financial Intermediary may be paid a commission of up to 1.00% for purchase amounts of $1 million or more. Starting in the thirteenth month after purchase, the annual 12b-1 distribution and service fee of up to 0.15% will be paid to the Financial Intermediary. Prior to the thirteenth month, this fee will be retained by the Fund. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.
Investments of $1,000,000 or more
You do not pay a front-end charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.
Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of Class A shares of the Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Financial Intermediary if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.
Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower front-end charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.
If you hold Fund shares in accounts at two or more Financial Intermediaries, please contact your Financial Intermediaries to determine which shares may be combined.
Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.
    Information Statement/Prospectus    15

Letter of Intent (“LOI”) – By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of 1919 Funds Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with 1919 Funds you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the Financial Intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.
Reinstatement Privileges – If you sell Class A shares of a Fund and withdraw your money from that Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your Financial Intermediary, or for direct shareholders, call the Transfer Agent at 1‑844‑828-1919, for additional information.
You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Funds, their transfer agent, and Financial Intermediaries will not be responsible for providing this information.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C.
Waivers of front-end charges for certain Class A investors
Class A front-end charges are waived for the following types of investors, including:
•Investors purchasing shares directly though the Fund
•Employees of Financial Intermediaries
•Those who qualify for the Reinstatement Privilege as discussed above
•Trustees and officers of any 1919 Investment Counsel -sponsored fund
•Employees of 1919 Investment Counsel and its subsidiaries
•Investors who rollover fund shares from a qualified retirement plan into an IRA administered on the same retirement plan platform
•Purchases by separate accounts used to fund unregistered variable annuity contracts
•Purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Fund sold by the Adviser that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund as described in “Qualifying for a reduced Class A sales charge,” “Reinstatement Privileges” section of the Prospectus, provided the reinvestment is made within 365 calendar days of the redemption
•Purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions
•Purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.
Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Financial Intermediary. Investors should consult their financial advisor for further information.
If you qualify for a waiver of the Class A front-end sales charge, you must notify your Financial Intermediary or the Funds at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the front-end charge waiver. For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix C.
    Information Statement/Prospectus    16

Class C shares
Class C shares may be purchased only through Financial Intermediaries. Class C shares of the Funds are offered without a front-end charge. This means that 100% of your initial investment is placed into shares of the applicable Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder servicing and distribution-related activities with respect to the applicable Fund. Over time, fees paid under the distribution and service plans will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Additionally, investors are subject to a contingent deferred sales charge of 1.00% for Class C shares if shares are redeemed within 12 months after purchase. Any applicable CDSC is based on the lesser of the original purchase cost or the current market value of the shares being redeemed. The minimum initial investment for Class C Shares is $1,000 and the subsequent investment minimum is $50. No order for Class C Shares of any Fund may exceed $1,000,000.
Financial Intermediaries selling Class C shares generally are paid a commission of up to 1.00% (0.75% for the Maryland Fund) of the purchase price of the Class C shares they sell. Financial Intermediaries will receive Rule 12b-1 distribution and service fee payments of up to 1.00% (0.70% for the Maryland Fund) of the average daily net assets represented by the Class C shares serviced by them following the first year of purchase.
If you sell (redeem) Class C shares of a Fund and withdraw your money from a Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying either a front-end sales charge if you paid a front-end sales charge when you originally purchased your share or a CDSC if you paid a CDSC when you sold your shares. For purposes of the CDSC, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your Financial Intermediary for additional information. You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Funds, their transfer agent, and Financial Intermediaries will not be responsible for providing this information.
Class C shares will be converted to Class A shares after the shares have been held for 8 years from the purchase date. It is the responsibility of the Financial Intermediary and not the Funds, the Transfer Agent, Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 8 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus record keeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Please contact your Financial Intermediary for more information.
Class I shares
You buy Class I shares at net asset value with no front-end charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and service fees. However, if you purchase Class I shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, the Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary.
Class I shares may also be available on certain brokerage platforms. An investor transacting Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
Contingent Deferred Sales Charges
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:
•When you exchange shares for shares of another 1919 Fund
•On shares representing reinvested distributions and dividends
•On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the Funds will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 365 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please see “Reinstatement Privileges” section above.
    Information Statement/Prospectus    17

Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will be waived:
On payments made through certain systematic withdrawal plans
On distributions from eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below.
On redemptions in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Adviser
•For Retirement Plans with omnibus accounts held on the books of the Funds
•For involuntary redemptions of small account balances
•For 12 months following the death or disability of a shareholder (as defined in the Code)
•For mandatory post-retirement distributions from retirement plans or IRAs
•For tax-free returns of an excess contribution to any retirement plan
To have your contingent deferred sales charge waived, you or your Financial Intermediary must let the Funds know at the time you redeem shares that you qualify for such a waiver.
Retirement and Institutional Investors — Eligible Investors
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C, Class FI, Class R and Class I shares.
Investors who rollover Fund shares from a Retirement Plan into an IRA administered on the same retirement plan platform may hold, purchase and exchange shares of the Funds to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of the Funds are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a Financial Intermediary. The Financial Intermediary may impose certain additional requirements. Please contact your Financial Intermediary for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Funds that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
“Other Retirement Plans” do not include arrangements whereby an investor would rollover Fund shares from a Retirement Plan into an IRA administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”
Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.
Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Funds through Financial Intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii)  offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The Financial Intermediary may impose separate investment minimums.
    Information Statement/Prospectus    18

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class A and Class C shares of the Funds may convert to Class I shares by participants in the Eligible Investment Programs.
Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The Financial Intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.
Class A shares — Retirement Plans
Retirement Plans may buy Class A shares. Under programs for current and prospective Retirement Plan investors sponsored by Financial Intermediaries, the front-end charge and contingent deferred sales charge for Class A shares are waived where:
•Such Retirement Plan’s record-keeper offers only load-waived shares,
•Fund shares are held on the books of a Fund through an omnibus account
Financial Intermediaries selling Class A shares to Retirement Plans with a direct omnibus relationship with the Funds will not be paid a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, the Financial Intermediary may be paid a commission of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Financial Intermediary for more information.
Class C shares — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the Funds may buy Class C shares at net asset value without paying a contingent deferred sales charge. 1919ic does not pay Financial Intermediaries selling Class C shares to Retirement Plans with omnibus accounts held on the books of a Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, these Financial Intermediaries may be paid an annual distribution and service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. Please see the SAI for more details.
Class I shares
Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Funds) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the Funds and certain rollover IRAs, Clients of Eligible Financial Intermediaries, investors investing through a Financial Intermediary acting solely as agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, and other investors authorized by 1919ic. (Individual investors who held Class I shares of the Financial Services Fund prior to November 20, 2006 are permitted to make additional investments in Class I shares.) Certain waivers of these requirements for individuals associated with the Fund are discussed in the SAI.
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.
Your Financial Intermediary may reserve the right to redeem your Class I shares or exchange them for Class A shares of the Fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Financial Intermediary for more information.
Certain waivers of these requirements for individuals associated with the Funds, the Adviser or its affiliates are discussed in each Fund’s SAI.
Other considerations
Plan sponsors, plan fiduciaries and other Financial Intermediaries may choose to impose qualification requirements that differ from the Funds’ share class eligibility standards. In certain cases, this could result in the selection of a share class with higher distribution and service fees than otherwise would have been charged. The Funds are not responsible for, and have no control over, the decision of any
    Information Statement/Prospectus    19

plan sponsor, plan fiduciary or Financial Intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Financial Intermediary for more information about available share classes.
Your Financial Intermediary may not offer all share classes. Please contact your Financial Intermediary for additional details.
Buying Shares

Generally
You may buy shares at their net asset value next determined after receipt by your Financial Intermediary or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Maryland Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•Name of fund being bought
•Class of shares being bought
•Dollar amount or number of shares being bought
•Account number (if existing account)

Through a Financial Intermediary
You should contact your Financial Intermediary to open a brokerage account and make arrangements to buy shares.

Your Financial Intermediary may charge an annual account maintenance fee.

You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Funds will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order.

Class I or Class R shares may also be available on certain brokerage platforms. An investor transacting Class I or Class R shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Through the Funds
Please complete the account application and send it with your check payable to the Funds to the following address:

Regular Mail
1919 Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
1919 Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

    Information Statement/Prospectus    20

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

Subsequent purchases should be sent to the same address. Enclose a check made payable to the applicable Fund to pay for the shares and include the class of shares being bought, your account number and the name in which your account is registered.

For more information, please call the Funds at 1-844-828-1919 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time).

By telephone purchase
Investors may purchase additional shares of the Funds by calling 1-844-828-1919. If you accepted telephone options on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value, plus any applicable sales charge, calculated on the day your order is placed.

By wire
If you are making your initial investment in a Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the below address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 1‑844‑828‑1919 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Name of Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1‑844‑828‑1919. Your bank may charge you a fee for sending a wire payment to a Fund.

    Information Statement/Prospectus    21

Through an Automatic Investment Plan (“AIP”)
You may authorize your Financial Intermediary or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Financial Intermediary or (iii) certain money market funds, in order to buy shares on a regular basis. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed Account application must be received at least 7 business days prior to the initial transaction.

•Amounts transferred must meet the applicable minimums (see “Purchase and Sale of Fund shares”)
•Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
•A $25 fee will be imposed if your AIP transaction is returned for any reason.

The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is ACH network member. Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-844-828-1919 for additional information regarding the Funds’ AIP.

For more information, please contact your Financial Intermediary or the Funds or consult the SAI.

Exchanging Shares

Generally	You may exchange shares of one Fund for the same class of shares of other Funds on any day that both the Fund and the Fund into which you are exchanging are open for business.

An exchange of shares of one Fund for shares of another Fund is considered a taxable event and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
1919 Investment Counsel offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their NAV next determined after receipt by your Financial Intermediary or the transfer agent of your exchange request in good order.

If you bought shares through a Financial Intermediary, contact your Financial Intermediary to learn which funds your Financial Intermediary makes available to you for exchanges
If you bought shares directly, contact the Funds at 1‑844‑828‑1919 to learn which funds are available to you for exchanges
•Exchanges may be made only between accounts that have identical registrations
•Not all Funds offer all classes
• Some Funds are offered only in a limited number of states. Your Financial Intermediary or the Fund will provide information about the Funds offered in your state
•Always be sure to read the Prospectus of the Fund into which you are exchanging shares.

    Information Statement/Prospectus    22

Investment minimums, sales charges and other requirements
•In most instances, your shares will not be subject to a front-end charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the Fund that you originally purchased

•You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•The Funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone
Contact your Financial Intermediary or, if you hold shares directly with the Funds, call the Funds at 1‑844‑828‑1919 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for information. Exchanges are priced at the NAV next determined.

    Information Statement/Prospectus    23

By mail
Contact your Financial Intermediary or, if you hold shares directly with the Funds, write to the Funds at the following address:

Regular Mail
1919 Funds
c/o U.S. Bank Global Fund Services
P.O Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
1919 Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other Funds offered in this Information Statement/Prospectus. All requirements for exchanging shares described above apply to these exchanges. In addition:

•Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
•Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and Sale of Fund shares”)

For more information, please contact your Financial Intermediary or the Funds or consult the SAI.

Converting Shares

Generally	Investors currently owning Class A, Class C or Class FI shares who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), may convert to Class I shares of the same Fund under certain limited circumstances. Investors currently owning Class C shares who qualify as above, may convert to Class A shares under certain limited circumstances. Please refer to the section of this Information Statement/Prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.
Class C	Class C shares will be converted to Class A shares after the shares have been held for 8 years from the purchase date. It is the responsibility of the Financial Intermediary and not the Funds, the Transfer Agent, Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 8 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus record keeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Please contact your Financial Intermediary for more information.
Redeeming Shares

Generally	You may redeem shares at their NAV next determined after receipt by your Financial Intermediary or the Transfer Agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.
    Information Statement/Prospectus    24

Redemption proceeds
The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days.If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or by the federal securities law.

Redemption proceeds continued
If you have a brokerage account with a Financial Intermediary, your redemption proceeds will be sent to your Financial Intermediary. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (“ACH”) to your pre-designated bank account. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades. There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents.

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

    Information Statement/Prospectus    25

By mail
Contact your Financial Intermediary or, if you hold shares directly with the Funds, write to the Funds at the following address:
Regular Mail
1919 Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Overnight Delivery
1919 Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Your written request must provide the following:

•The Fund name, the class of shares being redeemed and your account number
•The dollar amount or number of shares being redeemed
•Signature of each owner exactly as the account is registered, with a signature guarantee, if applicable
•Signature guarantees, as applicable (see “Additional Information about Transactions”)
•If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

By telephone
If your account application permits, you may be eligible to redeem shares by telephone up to $50,000. Contact your Financial Intermediary or, if you hold shares directly with the Funds, call the Funds at 1‑844‑828‑1919 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for more information. Please have the following information ready when you call:

•Name of Fund being redeemed

•Class of shares being redeemed

•Account number

By telephone continued
•Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Funds may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Shares held in IRA or other retirement accounts may be redeemed by telephone at 1-844-828-1919. Investors will be asked whether or not to withhold taxes from any distribution. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

    Information Statement/Prospectus    26

Systemic Withdrawal Plan (“SWP”)
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a Fund with a value of at least $10,000 for Class A and C shares ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•If your shares are subject to a CDSC, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•You must inform your Financial Intermediary or the Transfer Agent at the time you establish your Systematic Withdrawal that you are eligible for any CDSC waiver.

•You should elect to have all dividends and distributions reinvested

If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of the Fund’s shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application. Please call 1‑844‑828‑1919 for additional information regarding the Funds’ SWP.

IRA Redemptions	Shareholders who hold their shares through an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 1‑844‑828‑1919. Investors will be asked whether or not to withhold taxes from any distribution.

Additional Information about Transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:
•Name of the Fund
•Your account number
•In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•Dollar amount or number of shares being bought, exchanged or redeemed
In certain circumstances, the signature of each owner exactly as the account is registered with a signature guarantee, if applicable (see “Redeeming Shares”)
All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept postdated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. . If your check is returned
    Information Statement/Prospectus    27

for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the Funds’ other exchange and redemption procedures described under “Exchanging Shares” and “Redeeming Shares.”
The Transfer Agent or the Funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Funds nor their agents will bear any liability for these transactions.
The Trust reserves the right in its sole discretion to:
•Suspend the continued offering of shares
•Reject any purchase or exchange order in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund
•Change, revoke or suspend the exchange privilege
•Suspend telephone transactions
•Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•Transfer your mutual fund account to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
The Adviser reserves the right to:
•reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares
It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your State's abandoned property laws. The investor’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
For your protection, the Funds or your Financial Intermediary may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Financial Intermediary or the Funds for more information.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-828-1919 to request individual copies of documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Signature guarantees
A signature guarantee, from either a Medallion program member or a non-Medallion program member is required if you:
•Are changing ownership on your account
    Information Statement/Prospectus    28

•Are redeeming shares and sending the proceeds to an address or bank not currently on file
•Are redeeming shares and your account address has changed within 30 calendar days
•Are redeeming shares and want the check paid to someone other than the account owner(s)
•Are transferring the redemption proceeds to an account with a different registration
•For redemption requests in excess of $50,000
The Funds or the Adviser may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds, the Adviser, and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Anti-money laundering
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Mandatory redemptions direct accounts
Direct accounts generally include accounts held in the name of the individual investor on a Fund’s books and records. The Funds reserve the right to ask you to bring your direct account up to a minimum investment amount determined by the Adviser if the aggregate value of the fund shares in your account falls below $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) 1919 Funds that are closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents; and (iv) Class FI, Class R, and Class I shares. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact the Funds for more information. Any redemption of Fund shares may result in tax consequences to you (see “Taxes” for more information).
Mandatory redemptions non-direct accounts
“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Financial Intermediary and the Funds.
The Funds reserve the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Financial Intermediary if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Financial Intermediary for more information. Any redemption of Fund shares may result in tax consequences to you (see “Taxes” for more information).
    Information Statement/Prospectus    29

All accounts
The Funds may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the Funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Financial Intermediary or the Funds or consult the SAI.
Tools to Combat Frequent Transactions
The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. Shareholders having accounts directly with a Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an exchange or redemption out of a Fund followed by an exchange or purchase back into the same Fund. The Funds may take other steps to reduce the frequency and effect of these activities in the Funds. These steps may include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.
The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 under the 1940 Act, the Distributor, on behalf of each of the Funds, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder identity and trading information so that each Fund can enforce its market timing policies.
The Funds employ fair value pricing selectively, as discussed above, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
Record ownership
If you hold shares through a Financial Intermediary, your Financial Intermediary may establish and maintain your account and be the shareholder of record. In the event that the Funds hold a shareholder meeting, your Financial Intermediary, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary, under certain circumstances, may nonetheless be entitled to vote your shares.
DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”) is the distributor for both the Target Funds and the Acquiring Funds. The Distributor is a broker-dealer registered with the SEC. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Target Funds and the Acquiring Funds are offered on a continuous basis.
INFORMATION ABOUT THE REORGANIZATIONS
Reorganizations
As further explained in this Information Statement/Prospectus, each Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a form of which is provided in Appendix A. Under the Plan of Reorganization, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for the assumption of all liabilities of the Target Fund by the Acquiring Fund and shares of each Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the corresponding Target Fund on the Closing Date for each Reorganization (currently, the Closing Date is expected to be January 19, 2024). The shares of each Acquiring Fund will be distributed pro rata to the shareholders of the corresponding Target Fund in complete liquidation of the Target Fund. Holders of shares of a Target Fund will receive the number of shares of the Acquiring Fund equal in value to the aggregate NAV of the shares of the Target Fund, in the same share class, that the shareholder held immediately prior to each Reorganization. As a result of each Reorganization, a shareholder of a Target Fund will have the same
    Information Statement/Prospectus    30

percentage of ownership in the Acquiring Fund as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.
The Board, including the Trustees who are not “interested persons” of TAP Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Funds, and the TAP Board, including the Independent Trustees of AMP Trust, on behalf of the Acquiring Funds, have approved the Plan of Reorganization. The Plan of Reorganization provides for:
a.the transfer of all of the assets and the liabilities of each Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund;
b.the distribution of each Acquiring Fund’s shares to the corresponding Target Fund’s shareholders of the same share class; and
c.the termination of the Target Funds as separate series of TAP Trust.
If the proposed Reorganizations are completed, the Acquiring Funds will acquire all of the assets and the liabilities of the corresponding Target Fund, and shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the same share class of Target Fund shares that the shareholders own immediately prior to each Reorganization.
Reasons for the Proposed Reorganizations
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust, the Reorganizations may enable the Acquiring Funds to benefit from greater economies of scale in the future than would otherwise be available to the Target Funds, which could lead to reduced fees or expenses for Acquiring Fund shareholders in the future, and to avoid any negative impact for the Target Funds relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Additionally, the TAP Board believes that the Reorganizations are in the best interests of the Target Funds and their shareholders because the Acquiring Funds have identical investment objectives and the same investment strategies and policies as the corresponding Target Funds.
Board Considerations
In considering and approving the Reorganizations at meetings held on May 31 and June 1, 2023, the TAP Board discussed the future of TAP Trust and the Target Funds in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and the advantages of reorganizing the Target Funds into the Acquiring Funds. Among other things, the Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganizations, the principal terms and conditions of the Plan of Reorganization, including that the Reorganizations be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering each Reorganization, the TAP Board took into account the following matters, among others and in no order of priority:
•The Adviser will manage the Acquiring Fund as the successor to the corresponding Target Fund.
•The investment objective, principal investment strategies, principal risks, investment policies and restrictions of the Acquiring Fund will be identical to those of the corresponding Target Fund, and the Acquiring Fund will be managed by the same portfolio management team as the corresponding Target Fund.
•The management fee for each Acquiring Fund will be the same as the management fee for the corresponding Target Fund.
•That a potential benefit of the Reorganization is that it may result in greater economies of scale for the Acquiring Fund than would otherwise exist in TAP Trust. The TAP Board recognized that the Adviser might benefit from increased economies of scale because the Adviser has agreed to waive fees and/or cover expenses of the Acquiring Fund. The TAP Board considered that a significant reduction in such expenses could enable the Adviser to reduce or waive a portion of its management fee in the future to the benefit of shareholders. The TAP Board noted that AMP Trust was expected to grow to a greater number of investment advisers and funds, as well as greater net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring Funds, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
•The desire to avoid any negative impact for the Target Fund relating to the pending litigation involving an unrelated series of TAP Trust, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board.
    Information Statement/Prospectus    31

•The qualifications and experience of the Acquiring Fund’s service providers, which are the same service providers of the Target Fund.
•The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the Acquiring Fund’s annual net operating expenses do not exceed the level of the corresponding Target Fund’s current annual net operating expenses for at least one year after the Acquiring Fund commences operations.
•The costs of the Reorganization will not be borne by either the Target Fund or the Acquiring Fund, regardless of whether the Reorganization is consummated. The TAP Board considered that the Trust’s administrator will bear the costs associated with the Reorganization.
•Whether the Reorganization gives rise to any potential conflicts of interest.
•The Reorganization is expected to qualify as a tax-free reorganization under the Code.
•The interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.
•If shareholders of the Target Fund do not wish to become shareholders of the corresponding Acquiring Fund, they may sell their Target Fund shares before the Reorganization.
The Board of TAP Trust, including all of the Independent Trustees, concluded that the Reorganization of each Target Fund into the corresponding Acquiring Fund was in the best interests of such Target Fund and its shareholders, and that the Target Funds’ shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Target Funds were made on the basis of each TAP Board member’s business judgment after consideration of all of the factors taken as a whole, though individual TAP Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the TAP Board determined that the Reorganizations are in the best interests of shareholders of the Target Funds, and accordingly, unanimously approved the Reorganizations of the Target Funds into the corresponding Acquiring Funds and the Plan of Reorganization.
Costs and Expenses of the Reorganizations
The Plan of Reorganization provides that all expenses of each Reorganization will be borne by U.S. Bank Global Fund Services, a service provider to the Target Funds and Acquiring Funds (the “Administrator”). Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by TAP Trust. The costs associated with each Reorganization are expected to be approximately $50,000. The Administrator will bear the costs associated with the organization of each Acquiring Fund and the preparation of this Information Statement/Prospectus for the Reorganizations, among other expenses.
Capitalization
The following tables set forth, as of November 30, 2023, (a) the unaudited capitalization of the Target Funds and (b) the unaudited pro forma combined capitalization of the Acquiring Funds assuming the proposed Reorganizations have taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target Fund purchase and redemption activity.
As of the date of this Information Statement/Prospectus, the Target Financial Services Fund, the Target Socially Responsive Fund and the Target Maryland Fund have registered other share classes (as noted in the chart below) that have not commenced operations, and are not offered for purchase. This Information Statement/Prospectus relates only to Class A, Class C and Class I shares to be issued in the Reorganization for those Funds.

Target Financial Services Fund Capitalization as of November 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Financial Services Fund (Class A)	$57,540,684.07	2,173,957.55	$26.47
Target Financial Services Fund (Class C)	$18,710,809.99	787,679.86	$23.75
Target Financial Services Fund (Class FI)	$—	N/A	N/A
Target Financial Services Fund (Class R)	$—	N/A	N/A
Target Financial Services Fund (Class I)	$38,484,901.41	1,435,539.21	$26.81
Target Financial Services Fund Total	$114,736,395.47	4,397,176.62	N/A
Acquiring Financial Services Fund (Class A)	57,540,684.07	2,173,957.55	$26.47
Acquiring Financial Services Fund (Class C)	18,710,809.99	787,679.86	$23.75
Acquiring Financial Services Fund (Class FI)	$—	N/A	N/A
Acquiring Financial Services Fund (Class R)	$—	N/A	N/A
    Information Statement/Prospectus    32

Target Financial Services Fund Capitalization as of November 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Acquiring Financial Services Fund (Class I)	38,484,901.41	1,435,539.21	$26.81
Acquiring Financial Services Fund (Pro Forma)* Total	$114,736,395.47	4,397,176.62	N/A

Target Socially Responsive Fund Capitalization as of November 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Socially Responsive Fund (Class A)	$230,459,437.93	8,788,006.62	$26.22
Target Socially Responsive Fund (Class C)	$109,443,112.24	4,224,930.36	$25.90
Target Socially Responsive Fund (Class FI)	$—	N/A	N/A
Target Socially Responsive Fund (Class R)	$—	N/A	N/A
Target Socially Responsive Fund (Class I)	$387,179,096.91	14,742,894.92	$26.26
Target Socially Responsive Fund Total	$387,179,096.91	27,755,831.90
Acquiring Socially Responsive Fund (Class A)	$230,459,437.93	8,788,006.62	$26.22
Acquiring Socially Responsive Fund (Class C)	$109,443,112.24	4,224,930.36	$25.90
Acquiring Socially Responsive Fund (Class FI)	$—	N/A	N/A
Acquiring Socially Responsive Fund (Class R)	$—	N/A	N/A
Acquiring Socially Responsive Fund (Class I)	$387,179,096.91	14,742,894.92	$26.26
Acquiring Socially Responsive Fund (Pro Forma)* Total	$387,179,096.91	27,755,831.90	N/A

Target Maryland Fund Capitalization as of November 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target Maryland Fund (Class A)	$36,615,674.21	2,498,363.16	$14.66
Target Maryland Fund (Class C)	$2,923,180.53	199,443.27	$14.66
Target Maryland (Class FI)	$—	N/A	N/A
Target Maryland Fund (Class I)	$25,364,344.12	1,729,932.44	$14.66
Target Maryland Fund Total	$64,903,198.86	4,427,738.87	N/A
Acquiring Maryland Fund (Class A)	$36,615,674.21	2,498,363.16	$14.66
Acquiring Maryland Fund (Class C)	$2,923,180.53	199,443.27	$14.66
Acquiring Maryland Fund (Class FI)	$—	N/A	N/A
Acquiring Maryland Fund (Class I)	$25,364,344.12	1,729,932.44	$14.66
Acquiring Maryland Fund (Pro Forma)* Total	$64,903,198.86	4,427,738.87	N/A
*Reflects the estimated pro forma capitalization of the applicable Acquiring Fund at November 30, 2023, as though each Reorganization had occurred on November 30, 2023, and is for informational purposes only. No assurance can be given as to how many shares of an Acquiring Fund will be received by the shareholders of the corresponding Target Fund on the date each Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after such date.
Federal Tax Consequences
Each Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganizations. As a non-waivable condition to each Reorganization, the law firm Morgan, Lewis & Bockius LLP, counsel to TAP Trust and AMP Trust will provide an opinion of counsel to the effect that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the corresponding Target Fund in each Reorganization should be the same as the tax basis and holding period of the Target Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for an Acquiring Fund shares received, the corresponding Target Fund’s shares given up must have been held as capital assets by the shareholder.
At any time before the Reorganizations take place, a shareholder may sell shares of a Target Fund. Generally, such sale would be a taxable transaction to the shareholder for federal income tax purposes.
    Information Statement/Prospectus    33

For more information on the tax consequences of a reorganization, see “Taxes” later in this Information Statement/Prospectus.
DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions for the Financial Services Fund, the Socially Responsive Fund and the Maryland Fund
The Financial Services Fund generally declares and pays dividends once annually, in December. The Socially Responsive Fund generally pays dividends from any net investment income and net short-term capital gains quarterly. The Maryland Fund generally declares dividends from any net investment income daily and pays them monthly. The Funds generally distributes net long-term capital gain, if any, once a year in December and at other such times as necessary. Each Fund may pay additional distributions and dividends in order to avoid a federal tax.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you hold shares directly with the Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account by check.
If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the applicable Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the record date of the next distribution.
TAXES
Each Acquiring Fund and its shareholders are not expected to face any tax consequences as a result of the Reorganizations. The Adviser does not anticipate any restructuring of the securities in the portfolio as a result of each Reorganization due to the fact that the investment objectives and principal investment strategies of the Funds are identical. As of December 31, 2022, the Target Funds had capital loss carryforwards as shown in the table below; however, this will not have any impact on the Target Funds or the Acquiring Funds as a result of the Reorganizations.

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital Loss Carryovers - Short-Term	$—	$146,181	$8,701,911
Capital Loss Carryovers - Long Term	$—	$1,685,774	$9,934,782
Total	$—	$1,831,955	$18,636,693
Each Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
In general, each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. For this purpose, the period during which an Acquiring Fund holds an asset includes the period during which the Target Fund held that asset. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. The Maryland Fund does not expect any distributions to be treated as qualified dividend income. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Funds’ investment strategies may limit a Fund’s ability to distribute dividends eligible to be treated as qualified dividend income. A portion of the
    Information Statement/Prospectus    34

dividends received from a Fund (but none of its capital gain distributions) may qualify for the dividends‑received deduction for corporations. The Maryland Fund does not expect any distributions to be treated as eligible for the dividends received deduction for corporations.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
A tax of 3.8% applies to net investment income of U.S. individuals (other than individuals that are married by filing a separate return) with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Funds and gain on the redemption of fund shares.
Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Funds (or their administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
If you are not a citizen or a permanent resident of the United States, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of a Fund’s net capital gain that is reported by the Fund as capital gain dividends. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty. Foreign investors in the Funds are encouraged to consult their tax advisor prior to investing in the Funds.
Each Fund must withhold a backup withholding as a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number, or no number at all, (2) are subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
Each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Each Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis is the tax optimization method, under which the shareholder sells shares in a thoughtful way to reduce or eliminate capital gains. A shareholder may elect, on an account-by-account basis, to use a method other than tax optimization by following procedures established by a Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and
    Information Statement/Prospectus    35

on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the tax optimization method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the tax optimization method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Each sale, exchange, or redemption of shares of a Fund is considered a taxable and will generally result in capital gain or loss if you hold your Fund shares as capital assets. The gain or loss generally will be treated as short-term capital gain or loss if you held the shares twelve months or less, long term capital gain or loss if you held the shares for longer. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances. An exchange of shares of one class directly for shares of another class of a Fund generally should not be a taxable exchange for U.S. federal income tax purposes. You should talk to your tax advisor before making an exchange.
To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Funds (or their administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The Maryland Fund intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations, the interest on which is exempt from regular federal income tax. As long as this and certain other requirements are met, dividends derived from the Maryland Fund’s net tax-exempt interest income will be “exempt-interest dividends” that may be excluded from shareholders’ gross income for federal income tax purposes. Most distributions from the Maryland Fund are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Maryland municipal securities will also be exempt from Maryland personal income tax. Some exempt-interest dividends may be subject to the federal AMT applicable to non-corporate investors. In addition, for tax years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate AMT for certain corporations. Income from municipal bonds held by the Maryland Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS or state tax authorities, or noncompliant conduct of a bond issuer. Interest paid on a municipal bond issued after December 31, 2017 to advance refund another municipal bond is subject to federal income tax. Distributions of capital gains and any investment income that is not exempt from federal income tax are generally taxable to you regardless of whether you reinvest them in additional shares of a Fund or receive them in cash. The Financial Services Fund and Socially Responsive Fund will not pay exempt-interest dividends. The Maryland Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
While the Maryland Fund intends, under normal circumstances, to invest at least 50% of its net assets in municipal securities that pay interest that is exempt from federal income tax in order to meet the requirements necessary for a Fund to pay out exempt-interest dividends to its shareholders, if the Maryland Fund fails to meet this requirement, the income from all of its investments, including its municipal securities, may be subject to federal income tax.
You may want to avoid buying shares when a Fund is about to declare a taxable dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Funds and the Acquiring Funds is December 31. The financial highlights for the past 5 years for the Target Funds are included in Appendix B, and have been derived from financial statements audited by BBD, LLP, the Target Funds’ prior independent registered public accounting firm, except for information provided for the six-months ended June 30, 2023, which is unaudited.
The financial highlights of the Target Funds are also contained in: (i) the Annual Report to shareholders of the Target Funds for the fiscal year ended December 31, 2022, which have been audited by BBD, LLP, the Target Funds’ prior independent registered public accounting firm; and (ii) the Semi-Annual Report to shareholders of the Target Funds for the six months ended June 30, 2023, which is unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the 1919 Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and are incorporated by reference into this Information Statement/Prospectus. Cohen & Company, Ltd. has been selected as the independent registered public accounting firm for the Target Funds and the Acquiring Funds for the fiscal year ended December 31, 2023.
    Information Statement/Prospectus    36

As of the date of this Information Statement/Prospectus, the Acquiring Funds have not commenced operations and have no financial highlights. The Acquiring Funds will assume the accounting history of the corresponding Target Fund at the closing of the Reorganizations.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
The following is a summary of the material rights of shareholders of the Funds, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), TAP Trust’s Amended and Restated Agreement and Declaration of Trust, and TAP Trust’s Amended and Restated Bylaws, as well as AMP Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Funds are series of TAP Trust, an open-end management investment company organized as a Delaware statutory trust on August 28, 2003. The Acquiring Funds are series of AMP Trust, an open-end management investment company organized as a Delaware statutory trust on February 16, 2023. The Target Financial Services Fund and the Acquiring Financial Services Fund each have five classes of shares: Class A, Class C, Class FI, Class R, and Class I; however, as of the date of this Information Statement/Prospectus, Class FI and Class R shares of the Target Financial Services Fund are not currently offered for purchase. The Target Socially Responsive Fund and the Acquiring Socially Responsive Fund each have five classes of shares: Class A, Class C, Class FI, Class R, and Class I; however, Class FI and Class R shares of the Target Socially Responsive Fund are not currently offered for purchase. The Target Maryland Fund and the Acquiring Maryland Fund each have four classes of shares: Class A, Class C, Class FI, and Class I; however, as of the date of this Information Statement/Prospectus, Class FI shares of the Target Maryland Fund are not currently offered for purchase.
Capital Stock. Each of TAP Trust and AMP Trust (each, a “Trust”) is authorized to issue an unlimited number of interests (or shares). Interests in the Target Funds and the Acquiring Funds are represented by shares of beneficial interest each with no par value, in an Investor Class and Institutional Class. As of the date of this Information Statement/Prospectus, shares of approximately thirteen other series of TAP Trust are offered in separate prospectuses and statements of additional information, and there are two existing series of AMP Trust. Each Trust may start additional series and offer shares of new funds under the Trust at any time.
Voting Rights. Each share of a Fund represents an interest in the respective Fund and corresponding Trust that is equal to and proportionate with each other share of the respective Fund and corresponding Trust. Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. Each Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of a Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. Each Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of each Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
The independent members of the TAP Board comprise a majority of the independent members of the AMP Board and the officers of TAP Trust and AMP Trust are the same.
OTHER SERVICE PROVIDERS
The Acquiring Funds will use the same service providers as currently used by the Target Funds:

Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
    Information Statement/Prospectus    37

Role	Service Provider
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103
Information about the Acquiring Funds’ administrator, fund accountant and transfer agent, and custodian can be found in the SAI connected with this Information Statement/Prospectus dated December 22, 2023.
OWNERSHIP OF SECURITIES OF THE FUNDS
As of the date of this Information Statement/Prospectus, the Acquiring Funds had not commenced operations.
As of November 30, 2023, the Target Funds had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target Funds as a group owned less than 1% of the outstanding voting securities of each of the Target Funds.

Target Financial Services Fund as of November 30, 2023	Shares Outstanding
Target Financial Services Fund (Class A)	2,173,957.55
Target Financial Services Fund (Class C)	787,679.86
Target Financial Services Fund (Class FI)	N/A
Target Financial Services Fund (Class R)	N/A
Target Financial Services Fund (Class I)	1,435,539.21
Target Financial Services Fund Total	4,397,176.62

Target Socially Responsive Fund as of November 30, 2023	Shares Outstanding
Target Socially Responsive Fund (Class A)	8,788,006.62
Target Socially Responsive Fund (Class C)	4,224,930.36
Target Socially Responsive Fund (Class FI)	N/A
Target Socially Responsive Fund (Class R)	N/A
Target Socially Responsive Fund (Class I)	14,742,894.92
Target Socially Responsive Fund Total	27,755,831.90

Target Maryland Fund as of July 31, 2023	Shares Outstanding
Target Maryland Fund (Class A)	2,498,363.16
Target Maryland Fund (Class C)	199,443.27
Target Maryland (Class FI)	N/A
Target Maryland Fund (Class I)	1,729,932.44
Target Maryland Fund Total	4,427,738.87
    Information Statement/Prospectus    38

As of November 30, 2023, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Funds:
Target Financial Services Fund - Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	9.39%	Record
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1300 THAMES ST FL 6 BALTIMORE MD 21231-3496	N/A	N/A	20.00%	Record
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	N/A	N/A	19.11%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	N/A	N/A	16.63%	Record
AMERIPRISE FINANCIAL SERVICES 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	7.66%	Record
Target Financial Services Fund - Class C

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	N/A	N/A	51.68%	Record
WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS MO 63103-2523	N/A	N/A	14.41%	Record
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1300 THAMES ST FL 6 BALTIMORE MD 21231-3496	N/A	N/A	6.48%	Record
AMERIPRISE FINANCIAL SERVICES 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	6.77%	Record
    Information Statement/Prospectus    39

Target Financial Services Fund - Class I

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
AMERIPRISE FINANCIAL SERVICES 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	23.27%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	17.31%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	N/A	N/A	21.21%	Record
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2254	N/A	N/A	8.92%	Record
NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	7.81%	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	N/A	N/A	5.47%	Record
    Information Statement/Prospectus    40

Target Socially Responsive Fund - Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	20.78%	Record
BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	N/A	N/A	19.99%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	N/A	N/A	14.71%	Record
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2254	N/A	N/A	6.57%	Record
AMERIPRISE FINANCIAL SERVICES 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	6.55%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	N/A	N/A	6.74%	Record
NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	5.78%	Record
    Information Statement/Prospectus    41

Target Socially Responsive Fund - Class C

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	N/A	N/A	20.13%	Record
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2254	N/A	N/A	18.63%	Record
AMERIPRISE FINANCIAL SERVICES 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	15.66%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	13.87%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	N/A	N/A	7.06%	Record
Target Socially Responsive Fund - Class I

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
AMERIPRISE FINANCIAL SERVICES 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	19.57%	Record
NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	11.90%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	N/A	N/A	10.67%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	10.32%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	N/A	N/A	12.85%	Record
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2254	N/A	N/A	7.18%	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	N/A	N/A	5.40%	Record
    Information Statement/Prospectus    42

Target Maryland Fund - Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	61.79%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	N/A	N/A	15.22%	Record
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2254	N/A	N/A	5.20%	Record
Target Maryland Fund - Class C

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2254	N/A	N/A	19.38%	Record
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # P08 MINNEAPOLIS MN 55402-4413	N/A	N/A	14.53%	Record
UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	N/A	N/A	13.59%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	N/A	N/A	13.28%	Record
AMERIPRISE FINANCIAL SERVICES LLC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	12.32%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	10.91%	Record
    Information Statement/Prospectus    43

Target Maryland Fund - Class I

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	N/A	N/A	32.83%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	N/A	N/A	19.66%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	N/A	N/A	16.47%	Record
AMERIPRISE FINANCIAL SERVICES LLC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	N/A	N/A	9.95%	Record
NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	N/A	N/A	5.89%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	N/A	N/A	5.41%	Record
Any shareholder that owns 25% or more of the outstanding shares of a fund or a class of a fund may be presumed to “control” (as that term is defined in the 1940 Act) the fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
AVAILABLE INFORMATION
Each Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares of the Acquiring Funds will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004.
EXPERTS
The financial statements and financial highlights of the Target Funds are incorporated by reference into this Information Statement/Prospectus from the Target Funds’ Annual Report on Form N‑CSR for the fiscal year ended December 31, 2022, which have been audited by BBD, LLP, the Target Funds’ prior independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.
    Information Statement/Prospectus    44

OTHER MATTERS
The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of Trust for Advised Portfolios at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

    Information Statement/Prospectus    45

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 2024 by and among (i) Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), severally and not jointly on behalf of its series, the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund and 1919 Maryland Tax-Free Income Fund (the “Target Funds”) and (ii) Advisor Managed Portfolios, a Delaware statutory trust (“AMP Trust” and, together with TAP Trust, the “Trusts”), severally and not jointly on behalf of its series, the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund and 1919 Maryland Tax-Free Income Fund (the “Acquiring Funds”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target Funds and Acquiring Funds, no other series of TAP Trust or AMP Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Funds or Acquiring Funds are made and shall be taken or undertaken by TAP Trust on behalf of the Target Funds and AMP Trust on behalf of the Acquiring Funds.
WHEREAS, the parties hereto intend for the Acquiring Funds and the Target Funds to enter into a transaction pursuant to which: (i) each Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) solely in exchange for shares of the classes of the Acquiring Fund corresponding to the classes of shares of the corresponding Target Fund, as specified on Exhibit A (“Acquiring Fund Shares”) of equal value to the net assets of the corresponding Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)) and the assumption of all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund and (ii) such Target Fund will immediately distribute such Acquiring Fund Shares to shareholders of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);
WHEREAS, each Acquiring Fund is a “shell” series of AMP Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;
WHEREAS, each of TAP Trust and AMP Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, the parties hereto intend for (i) this Agreement to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.
WHEREAS, the Boards of Trustees of TAP Trust and AMP Trust have authorized and approved the Reorganization with respect to the Target Funds and the Acquiring Funds, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1.    The Trusts agree to take the following steps with respect to the Reorganization:
(a)Each Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the corresponding Acquiring Fund, and each Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the corresponding Target Fund the number of Acquiring Fund Shares of each share class of the Acquiring Fund as set forth on Exhibit A (including fractional shares, if any) determined in the manner set forth in Section 2.
(b)The assets of each Target Fund to be transferred to the corresponding Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by each Target Fund and any deferred or prepaid expenses shown as an asset on the books of each Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”).

Appendix A    A-1    Form of Agreement and Plan of Reorganization

(c)Each Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Each Acquiring Fund shall assume all of the liabilities of the corresponding Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), each Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the corresponding Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and each Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Each Target Fund Shareholder of a Target Fund share class shall be entitled to receive shares of the corresponding Acquiring Fund share class set forth on Exhibit A. Such distribution and liquidation will be accomplished, with respect to each Target Fund’s shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of each Target Fund will be cancelled.
(e)Ownership of Acquiring Fund Shares will be shown on each Acquiring Fund’s books, as such are maintained by its transfer agent.
2.    VALUATION
2.1.    With respect to the Reorganization:
(a)The net value of each Target Fund’s Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by TAP Trust’s Board of Trustees (“Target Fund Valuation Procedures”).
(b)The number of Acquiring Fund Shares issued by each Acquiring Fund in exchange for the corresponding Target Fund’s Assets shall be equal in value to the aggregate net asset value of shares of the corresponding Target Fund outstanding as of the Valuation Time.
(c)The net asset value per share of each Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the corresponding Target Fund’s Assets (described in Section 2.1(a)) by the number of corresponding Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Funds’ administrator using Target Fund Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Reorganization shall close on January 19, 2024 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”).
3.2.    With respect to the Reorganization:
(a)Each Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by each Target Fund as of the Closing Date to the Acquiring Funds’ custodian (the “Acquiring Custodian”) for the account of such Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. TAP Trust shall direct the Target Funds’ custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, each Target Fund’s portfolio securities and instruments so held. The cash to be transferred by each Target Fund shall be delivered to the corresponding Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.

Appendix A    A-2    Form of Agreement and Plan of Reorganization

(b)Each Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any.
(c)At such time prior to the Closing Date, the Target Funds shall provide (i) instructions and related information to the Acquiring Funds or their transfer agent with respect to each Target Fund’s Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of each Target Fund’s Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by each Target Fund or its agents relating to the identification and verification of each Target Fund’s Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.
(d)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Funds (the “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TAP Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of a Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    TAP Trust, on behalf of itself or, where applicable, each Target Fund, represents and warrants to AMP Trust and the corresponding Acquiring Fund as follows:
(a)Each Target Fund is duly organized as a series of TAP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust, and Amended and Restated By-Laws, each as currently in effect to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)TAP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of each Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by each Target Fund and TAP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of each Target Fund and each prospectus and statement of additional information of each Target Fund used at all times between the commencement of operations of each Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)Except as otherwise disclosed to and accepted by or on behalf of each Acquiring Fund, the corresponding Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, such Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(f)On the Closing Date, all Returns (as defined below) of each Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of AMP Trust (on behalf of each Acquiring Fund), to TAP Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on each Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; each Target Fund is not liable

Appendix A    A-3    Form of Agreement and Plan of Reorganization

for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in each Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(g)Each Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Each Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Each Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. Each Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. Each Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause such Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause each Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. Each Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. Each Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;
(h)Each Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (f) or (g) of this Section 4.1;
(i)All issued and outstanding shares of each Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TAP Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(j)Each Target Fund will provide the corresponding Acquiring Fund with such information relating to such Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by TAP Trust for use therein;
(k)Each Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)Each Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(m)Each Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder; and

Appendix A    A-4    Form of Agreement and Plan of Reorganization

(n)Each Target Fund has maintained since its formation its December 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its December 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year”.
4.2.     AMP Trust, on behalf of itself or, where applicable, each Acquiring Fund, represents and warrants to TAP Trust and the corresponding Target Fund as follows:
(a)Each Acquiring Fund is duly organized as a series of AMP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)AMP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by each Acquiring Fund and AMP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of each Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)Each Acquiring Fund will be at the time of Closing a new series of AMP Trust, without assets (other than nominal seed capital received in exchange for a nominal number of shares (“Initial Shares”) to the seed capital investor (which shall be the investment adviser of such Acquiring Fund or an affiliate thereof) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the corresponding Target Fund in connection with the Reorganization and, accordingly, such Acquiring Fund has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued in a private placement to the initial seed capital investor of such Acquiring Fund to secure any required initial shareholder approvals. The Initial Shares have been or will be redeemed by such Acquiring Fund prior to the Closing for the price for which they were issued;
(g)Each Acquiring Fund intends to qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, such Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause such Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing;
(h)No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be exchanged for the corresponding Target Fund’s Assets in the Reorganization;
(i)The Acquiring Fund Shares to be issued and delivered to the corresponding Target Fund, for the account of the corresponding Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the corresponding Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by AMP Trust and such Acquiring Fund;
(j)Each Acquiring Fund on the Closing will not directly or indirectly own, any shares of the corresponding Target Fund;
(k)The information provided by each Acquiring Fund for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by AMP Trust for use therein; and

Appendix A    A-5    Form of Agreement and Plan of Reorganization

(l)AMP Trust is not aware of any arrangement whereby it or any affiliated person of AMP Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
5.     COVENANTS
5.1.    With respect to the Reorganization:
(a)Each Target Fund will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for such Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The corresponding Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the corresponding Acquiring Fund to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and AMP Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include an information statement explaining the details of the Reorganization (the “N-14 Registration Statement”).
(c)TAP Trust, on behalf of each Target Fund, will provide the corresponding Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by such Target Fund to the corresponding Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with such Target Fund with respect to each shareholder, including such information as AMP Trust may reasonably request concerning such Target Fund shares or such Target Fund Shareholders in connection with the corresponding Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of such Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the corresponding Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of such Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to such Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(d)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(e)Each Target Fund will make one or more liquidating distributions to its shareholders consisting of the corresponding Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d).
(f)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.
(g)TAP Trust, on behalf of each Target Fund, shall deliver to the corresponding Acquiring Fund copies of: (i) the federal, state and local income tax returns filed by or on behalf of such Target Fund for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect such Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(h)TAP Trust, on behalf of each Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of such Target Fund by AMP Trust, on behalf of the corresponding Acquiring Fund, includes any right of action against current and former service providers of such Target Fund, such right to survive for the statute of limitation of any such claim.

Appendix A    A-6    Form of Agreement and Plan of Reorganization

(i)Each Target Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of such Target Fund for federal income tax purposes that will be carried over by such Acquiring Fund as a result of Section 381 of the Code, and which will be certified by TAP Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of TAP Trust, as to the adjusted tax basis in the hands of such Target Fund of the securities delivered to such Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as such Acquiring Fund may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to the Reorganization, the obligations of TAP Trust, on behalf of each Target Fund, to consummate the transactions provided for herein shall be subject, at each Target Fund’s election, to the performance by AMP Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of AMP Trust and each Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)AMP Trust and each Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AMP Trust and each Acquiring Fund, on or before the Closing Date.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
7.1.    With respect to the Reorganization, the obligations of AMP Trust, on behalf of each Acquiring Fund, to consummate the transactions provided for herein shall be subject, at such Acquiring Fund’s election, to the performance by TAP Trust and the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of TAP Trust and each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)TAP Trust, on behalf of each Target Fund, shall have delivered to AMP Trust, on behalf of the corresponding Acquiring Fund (i) a statement of such Target Fund’s Assets, together with a list of portfolio securities of such Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TAP Trust, (ii) such Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of such Target Fund; and
(c)TAP Trust and such Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TAP Trust and such Target Fund, on or before the Closing Date.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to each Target Fund or the corresponding Acquiring Fund, TAP Trust, on behalf of the Target Fund, or AMP Trust, on behalf of the corresponding Acquiring Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        On the Closing Date, no action, suit or other proceeding shall be pending or, to either Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TAP Trust or AMP Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit

Appendix A    A-7    Form of Agreement and Plan of Reorganization

would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.3.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.        The Trusts shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trusts, as to the matters set forth on Schedule 8.4. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Trusts and the officers of the Trusts shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target Fund, the corresponding Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Funds nor the Acquiring Funds may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Fund Services will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Fund Services shall include costs associated with organizing the Acquiring Funds, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the corresponding Target Fund. For the avoidance of doubt, neither the Acquiring Funds nor the Target Funds will bear any costs relating to the Reorganization, other than as described in this Agreement. Fund Services will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of such Target Fund and such Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in an Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the corresponding Target Fund or such Acquiring Fund or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    TAP Trust, on behalf of each Target Fund, agrees to indemnify and hold harmless AMP Trust and each of its officers and trustees and each Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AMP Trust or any of its trustees or officers or each Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TAP Trust, on behalf of each Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    AMP Trust, on behalf of each Acquiring Fund, agrees to indemnify and hold harmless TAP Trust and each of its officers and trustees and each Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which TAP Trust or any of its trustees or officers or each Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AMP Trust, on behalf of each Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Appendix A    A-8    Form of Agreement and Plan of Reorganization

11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trusts on behalf of each Target Fund or each Acquiring Fund, respectively, at any time prior to the Closing Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1.     The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.     This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4.     This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5.     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) each Target Fund or each Acquiring Fund, as applicable, as provided in its Governing Documents and (ii) the other parties to this Agreement.
14.6.     Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.7     A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given electronically or by facsimile, personal service or prepaid or certified mail addressed to:
For TAP Trust:
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
For AMP Trust:
Advisor Managed Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon

Appendix A    A-9    Form of Agreement and Plan of Reorganization

[Signature page follows]

Appendix A    A-10    Form of Agreement and Plan of Reorganization

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Trust for Advised Portfolios,
severally and not jointly on behalf of the
1919 Financial Services Fund
1919 Socially Responsive Fund
1919 Maryland Tax-Free Income Fund

By: ______________________
Name:
Title:

Advisor Managed Portfolios,
severally and not jointly on behalf of the
1919 Financial Services Fund
1919 Socially Responsive Fund
1919 Maryland Tax-Free Income Fund

By: ______________________
Name:
Title:

U.S. Bank Global Fund Services,
Solely for purposes of Section 9.2

By: ______________________
Name:
Title:

Appendix A    A-11    Form of Agreement and Plan of Reorganization

Exhibit A
Target Fund and Acquiring Fund with Share Classes

Target Fund Share Class	Corresponding Acquiring Fund Share Class
1919 Financial Services Fund
Class A	Class A
Class C	Class C
Class I	Class I
1919 Socially Responsive Balanced Fund
Class A	Class A
Class C	Class C
Class I	Class I
1919 Maryland Tax-Free Income Fund
Class A	Class A
Class C	Class C
Class I	Class I

Appendix A    A-12    Form of Agreement and Plan of Reorganization

Schedule 8.4
Tax Opinions

With respect to each Reorganization:
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;
•The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);
•No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;
•No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization;
•The aggregate tax basis of the shares of the Acquiring Fund Shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;
•Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange;
•The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations; and
•The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization.

Appendix A    A-13    Form of Agreement and Plan of Reorganization

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights for the Target Funds are included below. The information for the past five years ended December 31 has been audited by BBD, LLP, the Target Fund’s prior independent registered public accounting firm, and BBD, LLP’s report, along with the Target Funds’ financial statements, are included in the Target Funds’ Annual Report, which is available upon request and on the Funds’ website at www.1919funds.com. Information for the six-month period ended June 30, 2023 is unaudited.
The financial highlights tables are intended to help you understand the Target Funds’ financial performance for the fiscal years shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in each Target Fund (assuming reinvestment of all dividends and distributions).
Financial Highlights
1919 Financial Services Fund

For a share of beneficial interest outstanding through each year/period presented:

Class A Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$28.13		$33.49	$26.87	$28.27	$22.77	$27.16
Income from investment operations:
Net investment income[1]	0.14		0.21	0.19	0.20	0.17	0.05
Net realized and unrealized gain (loss) on investments	(3.67)		(4.88)	8.05	(0.23)	6.42	(4.08)
Total income (loss) from investment operations	(3.53)		(4.67)	8.24	(0.03)	6.59	(4.03)
Less distributions:
From net investment income	—		(0.24)	(0.15)	(0.25)	(0.17)	(0.01)
From net realized gain on investments	—		(0.44)	(1.47)	(1.12)	(0.92)	(0.35)
Total distributions	—		(0.68)	(1.62)	(1.37)	(1.09)	(0.36)
Net asset value, end of year/period	$24.60		$28.14	$33.49	$26.87	$28.27	$22.77
Total return[2]	(12.58)%	[6]	(13.97)%	30.88%	0.05%	29.10%	(14.93)%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$62,700		$73,800	$86,303	$67,047	$78,401	$71,082
Ratios to average net assets
Gross expenses	1.42%	[5]	1.36%	1.36%	1.46%	1.37%	1.33%
Net expenses[3]	1.42	[5]	1.36	1.36	1.46	1.37	1.33
Net investment income	1.11	[5]	0.69	0.59	0.86	0.64	0.19
Portfolio turnover rate[4]	4%	[6]	4%	10%	2%	8%	18%

1.Per share amounts have been calculated using the average shares method.
2.Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.50% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
4.Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
5.Annualized.
6.Not annualized.
Appendix B    B-1    Financial Highlights

Financial Highlights
1919 Financial Services Fund

For a share of beneficial interest outstanding through each year/period presented:

Class C Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$25.43		$30.27	$24.48	$25.82	$20.88	$25.12
Income from investment operations:
Net investment income (loss)[1]	0.05		(0.01)	(0.04)	0.03	(0.02)	(0.13)
Net realized and unrealized gain (loss) on investments	(3.33)		(4.39)	7.30	(0.23)	5.88	(3.76)
Total income (loss) from investment operations	(3.28)		(4.40)	7.26	(0.20)	5.86	(3.89)
Less distributions:
From net investment income	—		—	—	(0.02)	—	—
From net realized gain on investments	—		(0.44)	(1.47)	(1.12)	(0.92)	(0.35)
Total distributions	—		(0.44)	(1.47)	(1.14)	(0.92)	(0.35)
Net asset value, end of year/period	$22.15		$25.43	$30.27	$24.48	$25.82	$20.88
Total return[2]	(12.90)%	[6]	(14.56)%	29.88%	(0.64)%	28.21%	(15.57)%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$19,965		$27,395	$36,122	$26,404	$40,880	$46,763
Ratios to average net assets
Gross expenses	2.14%	[5]	2.08%	2.07%	2.16%	2.09%	2.05%
Net expenses[3]	2.14	[5]	2.08	2.07	2.16	2.09	2.05
Net investment income (loss)	0.39	[5]	(0.04)	(0.12)	0.15	(0.09)	(0.52)
Portfolio turnover rate[4]	4%	[6]	4%	10%	2%	8%	18%

1.Per share amounts have been calculated using the average shares method.
2.Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.25% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
4.Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
5.Annualized.
6.Not annualized.

Appendix B    B-2    Financial Highlights

Financial Highlights
1919 Financial Services Fund

For a share of beneficial interest outstanding through each year/period presented:

Class I Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$28.44		$33.82	$27.18	$28.56	$22.98	$27.41
Income from investment operations:
Net investment income[1]	0.18		0.28	0.29	0.27	0.24	0.13
Net realized and unrealized gain (loss) on investments	(3.73)		(4.90)	8.11	(0.22)	6.50	(4.13)
Total income (loss) from investment operations	(3.55)		(4.62)	8.40	0.05	6.74	(4.00)
Less distributions:
From net investment income	—		(0.32)	(0.29)	(0.31)	(0.24)	(0.08)
From net realized gain on investments	—		(0.44)	(1.47)	(1.12)	(0.92)	(0.35)
Total distributions	—		(0.76)	(1.76)	(1.43)	(1.16)	(0.43)
Net asset value, end of year/period	$24.89		$28.44	$33.82	$27.18	$28.56	$22.98
Total return[2]	(12.48)%	[6]	(13.71)%	31.16%	0.35%	29.49%	(14.72)%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$45,058		$69,605	$103,970	$67,346	$97,936	$104,664
Ratios to average net assets
Gross expenses	1.16%	[5]	1.10%	1.09%	1.17%	1.09%	1.06%
Net expenses[3]	1.16	[5]	1.10	1.09	1.17	1.09	1.06
Net investment income	1.35	[5]	0.93	0.87	1.14	0.92	0.49
Portfolio turnover rate[4]	4%	[6]	4%	10%	2%	8%	18%

1.Per share amounts have been calculated using the average shares method.
2.Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
4.Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
5.Annualized.
6.Not annualized.

Appendix B    B-3    Financial Highlights

Financial Highlights
Socially Responsive Balanced Fund

For a share of beneficial interest outstanding through each year/period presented:

Class A Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$23.01		$28.83	$24.69	$20.55	$16.59	$17.94
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07		0.08	(0.00)[2]	0.05	0.12	0.10
Net realized and unrealized gain (loss) on investments	2.53		(5.85)	4.26	4.15	3.97	(0.28)
Total income (loss) from Investment operations	2.60		(5.77)	4.26	4.20	4.09	(0.18)
Less distributions:
From net investment income	(0.08)		(0.04)	(0.01)	(0.06)	(0.10)	(0.10)
From net realized gain on investments	—		(0.01)	(0.11)	0.00	(0.03)	(1.07)
Total distributions	(0.08)		(0.05)	(0.12)	(0.06)	(0.13)	(1.17)
Net asset value, end of year/period	$25.53		$23.01	$28.83	$24.69	$20.55	$16.59
Total return[3]	11.33%	[6]	(20.00)%	17.26%	20.57%	24.69%	(1.31)%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$226,442		$209,003	$264,785	$190,180	$137,213	$100,584
Ratios to average net assets
Gross expenses	0.98%	[7]	0.97%	0.96%	1.16%	1.25%	1.28%
Net expenses[4]	0.98	[7]	0.97	0.96	1.16	1.25	1.25
Net investment income (loss)	0.60	[7]	0.31	(0.01)	0.25	0.62	0.55
Portfolio turnover rate[5]	7%	[6]	13%	9%	16%	11%	13%

1.Per share amounts have been calculated using the average shares method.
2.Amount represents less than $(0.01) per share.
3.Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4.The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
5.Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
6.Annualized.
7.Not annualized.

Appendix B    B-4    Financial Highlights

Financial Highlights
Socially Responsive Balanced Fund

For a share of beneficial interest outstanding through each year/period presented:

Class C Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$22.76		$28.69	$24.73	$20.67	$16.73	$18.11
Income (loss) from investment operations:
Net investment loss[1]	(0.01)		(0.10)	(0.19)	(0.09)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	2.50		(5.82)	4.26	4.17	3.99	(0.28)
Total income (loss) from investment operations	2.49		(5.92)	4.07	4.08	3.98	(0.31)
Less distributions:
From net investment income	—		—	—	(0.02)	(0.01)	—
From net realized gain on investments	—		(0.01)	(0.11)	—	(0.03)	(1.07)
Total distributions	—		(0.01)	(0.11)	(0.02)	(0.04)	(1.07)
Net asset value, end of year/period	$25.25		$22.76	$28.69	$24.73	$20.67	$16.73
Total return[2]	10.94%	[5]	(20.62)%	16.46%	19.77%	23.78%	(1.95)%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$111,191		$107,014	$133,861	$59,784	$19,006	$12,732
Ratios to average net assets
Gross expenses	1.70%	[6]	1.70%	1.68%	1.82%	1.93%	1.97%
Net expenses[3]	1.70	[6]	1.70	1.68	1.82	1.93	1.97
Net investment loss	(0.12)	[6]	(0.42)	(0.72)	(0.40)	(0.07)	(0.17)
Portfolio turnover rate[4]	7%	[5]	13%	9%	16%	11%	13%

1.Per share amounts have been calculated using the average shares method.
2.Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
4.Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
5.Annualized.
6.Not annualized.
Appendix B    B-5    Financial Highlights

Financial Highlights
Socially Responsive Balanced Fund

For a share of beneficial interest outstanding through each year/period presented:

Class I Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$23.04		$28.88	$24.70	$20.54	$16.57	$17.91
Income (loss) from investment operations:
Net investment income[1]	0.10		0.14	0.07	0.13	0.19	0.16
Net realized and unrealized gain (loss) on investments	2.54		(5.87)	4.26	4.15	3.96	(0.29)
Total income (loss) from investment operations	2.64		(5.73)	4.33	4.28	4.15	(0.13)
Less distributions:
From net investment income	(0.13)		(0.10)	(0.04)	(0.12)	(0.15)	(0.14)
From net realized gain on investments	—		(0.01)	(0.11)	—	(0.03)	(1.07)
Total distributions	(0.13)		(0.11)	(0.15)	(0.12)	(0.18)	(1.21)
Net asset value, end of year/period	$25.55		$23.04	$28.88	$24.70	$20.54	$16.57
Total return[2]	11.46%	[5]	(19.82)%	17.61%	20.93%	25.10%	(1.00)%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$379,057		$362,364	$520,504	$240,316	$72,849	$18,027
Ratios to average net assets
Gross expenses	0.73%	[6]	0.72%	0.71%	0.83%	0.91%	0.96%
Net expenses[3]	0.73	[6]	0.72	0.71	0.83	0.91	0.96
Net investment income	0.85	[6]	0.55	0.26	0.59	0.98	0.89
Portfolio turnover rate[4]	7%	[5]	13%	9%	16%	11%	13%

1.Per share amounts have been calculated using the average shares method.
2.Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.00% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees’ consent.
4.Portfolio turnover rate is calculated for the Fund without distinguishing between classes.
5.Annualized.
6.Not annualized.
Appendix B    B-6    Financial Highlights

1919 Maryland Tax-Free Income Fund
Financial Highlights

For a share of beneficial interest outstanding through each year/period presented:

Class A Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020		2019		2018
Net asset value, beginning of year/period	$14.55		$15.77	$15.90	$15.68		$15.34		$15.63
Income (loss) from investment operations:
Net investment income[1]	0.19		0.26	0.23	0.35		0.40		0.45
Net realized and unrealized gain (loss) on investments	0.11		(1.21)	(0.14)	0.22		0.34		(0.29)
Total income (loss) from investment operations	0.30		(0.95)	0.09	0.57		0.74		0.16
Less distributions:
From net investment income	(0.19)		(0.27)	(0.22)	(0.35)		(0.40)		(0.45)
Total distributions	(0.19)		(0.27)	(0.22)	(0.35)		(0.40)		(0.45)
Net asset value, end of year/period	$14.66		$14.55	$15.77	$15.90		$15.68		$15.34
Total return[2]	2.07%	[6]	(6.06)%	0.61%	3.70%		4.87%		1.04%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$37,543		$38,648	$54,353	$55,439		$57,000		$55,710
Ratios to average net assets
Gross expenses	1.20%	[6]	1.10%	1.08%	1.09%		1.07%		1.04%
Net expenses[3]	0.75	[6]	0.75	0.75	0.75	[4]	0.75	[4]	0.75
Net investment income	2.60		1.77	1.42	2.24		2.57		2.92
Portfolio Turnover Rate[5]	21%	[7]	33%	26%	27%		21%		43%

1.Per share amounts have been calculated using the average shares method.
2.Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.75% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
4.Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.
5.Portfolio turnover rate is calculated for the Predecessor Fund without distinguishing between classes.
6.Annualized.
7.Not annualized.

Appendix B    B-7    Financial Highlights

1919 Maryland Tax-Free Income Fund
Financial Highlights

For a share of beneficial interest outstanding through each year/period presented:

Class C Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020		2019		2018
Net asset value, beginning of year/period	$14.55		$15.77	$15.90	$15.68		$15.34		$15.63
Income (loss) from investment operations:
Net investment income[1]	0.15		0.18	0.14	0.27		0.32		0.36
Net realized and unrealized gain (loss) on investments	0.11		(1.22)	(0.13)	0.22		0.34		(0.29)
Total income (loss) from investment operations	0.26		(1.04)	0.01	0.49		0.66		0.07
Less distributions:
From net investment income	(0.15)		(0.18)	(0.14)	(0.27)		(0.32)		(0.36)
Total distributions	(0.15)		(0.18)	(0.14)	(0.27)		(0.32)		(0.36)
Net asset value, end of year/period	$14.66		$14.55	$15.77	$15.90		$15.68		$15.34
Total return[2]	1.79%	[6]	(6.57)%	0.06%	3.13%		4.29%		0.49%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$2,924		$4,178	$5,454	$7,436		$7,875		$14,421
Ratios to average net assets
Gross expenses	1.73%	[6]	1.64%	1.61%	1.62%		1.61%		1.59%
Net expenses[3]	1.30		1.30	1.30	1.30	[4]	1.30	[4]	1.30
Net investment income	2.04		1.22	0.89	1.70		2.07		2.37
Portfolio turnover rate[5]	21%	[7]	33%	26%	27%		21%		43%

1.Per share amounts have been calculated using the average shares method.
2.Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.30% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
4.Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.
5.Portfolio turnover rate is calculated for the Predecessor Fund without distinguishing between classes.
6.Annualized.
7.Not annualized.
Appendix B    B-8    Financial Highlights

1919 Maryland Tax-Free Income Fund
Financial Highlights

For a share of beneficial interest outstanding through each year/period presented:

Class I Shares	Six Months Ended June 30, 2023 (unaudited)		2022	2021	2020		2019		2018
Net asset value, beginning of year/period	$14.56		$15.78	$15.90	$15.69		$15.35		$15.63
Income (loss) from investment operations:
Net investment income[1]	0.20		0.29	0.25	0.37		0.42		0.47
Net realized and unrealized gain (loss) on investments	0.10		(1.22)	(0.12)	0.22		0.34		(0.28)
Total income (loss)from investment operations	0.30		(0.93)	0.13	0.59		0.76		0.19
Less distributions:
From net investment income	(0.20)		(0.29)	(0.25)	(0.38)		(0.42)		(0.47)
Total distributions	(0.20)		(0.29)	(0.25)	(0.38)		(0.42)		(0.47)
Net asset value, end of year/period	$14.66		$14.56	$15.78	$15.90		$15.69		$15.35
Total return[2]	2.07%	[6]	(5.91)%	0.83%	3.79%		5.02%		1.26%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$25,486		$23,398	$28,636	$24,691		$19,277		$14,256
Ratios to average net assets
Gross expenses	1.08%	[6]	0.97%	0.94%	0.96%		0.93%		0.90%
Net expenses[3]	0.60	[6]	0.60	0.60	0.60	[4]	0.60	[4]	0.60
Net investment income	2.76		1.92	1.57	2.38		2.69		3.06
Portfolio turnover rate[5]	21%	[7]	33%	26%	27%		21%		43%
1.Per share amounts have been calculated using the average shares method.
2.Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.60% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2024 without the Board of Trustees' consent.
4.Interest expense was less than 0.01% for the years ended December 31, 2020 and 2019.
5.Portfolio turnover rate is calculated for the Predecessor Fund without distinguishing between classes.
6.Annualized.
7.Not annualized.
Appendix B    B-9    Financial Highlights

APPENDIX C
FINANCIAL INTERMEDIARY SALES CHARGE VARIATIONS
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular Financial Intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales charge (load) waivers or contingent deferred (back-end) sales charge (load) (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge (load) waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Choosing a class of shares to buy” in this Information Statement/Prospectus for information about such waivers and discounts.
Morgan Stanley Wealth Management (“Morgan Stanley”)
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Information Statement/Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•
Class C (i.e., level-load) shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement/Prospectus.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.
Appendix C    C-1    Financial Intermediary Sales Charge Variations

•Shares sold as part of a systematic withdrawal plan as described in this Information Statement/Prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching retirement age as described in this Information Statement/Prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in this Information Statement/Prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement/Prospectus.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•Shares purchased by or through a 529 Plan
•Shares purchased through a OPCO affiliated investment advisory program
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares ( or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•Employees and registered representatives of OPCO or its affiliates and their family members
•Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Information Statement/Prospectus
CDSC Waivers on A, B and C Shares available at OPCO
•Death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in this Information Statement/Prospectus
•Return of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching retirement age as described in this Information Statement/Prospectus
•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•Shares acquired through a right of reinstatement
Appendix C    C-2    Financial Intermediary Sales Charge Variations

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in this Information Statement/Prospectus.
•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 3, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Information Statement/Prospectus or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of 1919 Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Information Statement/Prospectus.
Rights of Accumulation (“ROA”)
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of 1919 Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the
Appendix C    C-3    Financial Intermediary Sales Charge Variations

associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
•Shares purchased in an Edward Jones fee-based program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Information Statement/Prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
CDSC Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•The death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).
•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.
•Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
Initial purchase minimum: $250
Subsequent purchase minimum: none
Minimum Balances
•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◦A fee-based account held on an Edward Jones platform
◦A 529 account held on an Edward Jones platform
◦An account with an active systematic investment plan or LOI
Exchanging Share Classes
•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Appendix C    C-4    Financial Intermediary Sales Charge Variations

Intermediary-Defined Sales Charge Waiver Policies
Robert W. Baird & Co. (“Baird”):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement/Prospectus.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•Shares purchased using the proceeds of redemptions from a 1919 Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in this Information Statement/Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in this Information Statement/Prospectus
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this Information Statement/Prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of 1919 Funds assets held by accounts within the purchaser’s household at Baird. Eligible 1919 Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of 1919 Funds through Baird, over a 13-month period of time
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Information Statement/Prospectus:
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Appendix C    C-5    Financial Intermediary Sales Charge Variations

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Information Statement/Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)
Appendix C    C-6    Financial Intermediary Sales Charge Variations

APPENDIX D
Principal Investment Strategies of the Target Financial Services Fund and the Acquiring Financial Services Fund
The investment strategies for both the Target Financial Services Fund and the Acquiring Financial Services Fund are as follows:
Under normal circumstances, each Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. These companies may include, but are not limited to:
•Regional and money center banks
•Securities brokerage firms
•Asset management companies
•Savings banks and thrift institutions
•Specialty finance companies (e.g., credit card and mortgage providers)
•Insurance and insurance brokerage firms
•Government sponsored agencies, such as the Government National Mortgage Association, in the financial services industry
•Financial conglomerates
Issuers in the financial services industry may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services. Each Fund may invest in securities of companies of any market capitalization and primarily invests in common stock. Each Fund concentrates its assets in the financial services industry.
The Adviser analyzes an issuer’s financial statements to determine earnings per share potential and reviews, as appropriate, the economy where the issuer does business, the products offered, the issuer’s potential to benefit from industry changes and the strength and goals of management.
Each Fund may invest its assets in securities of foreign financial services companies, including companies in emerging market countries. Each Fund may invest in fixed income securities, including high yield securities or “junk bonds.” Each Fund may invest in shares of open-end funds or unit investment trusts that are traded on a stock exchange, called exchange traded funds (“ETFs”).
Each Fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies; options on these futures; interest rate or currency swaps; and forward foreign currency transactions for any of the following purposes: to settle transactions in securities quoted in foreign currencies; as a hedging technique in an attempt to manage risk in each Fund’s portfolio; as a substitute for buying or selling securities, as a cash flow management technique, and to manage its exposure to foreign securities.
Principal Investment Risks of the Target Financial Services Fund and the Acquiring Financial Services Fund
Losing all or a portion of your investment is a risk of investing in the Funds. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal investment risks for both the Target Financial Services Fund and the Acquiring Financial Services Fund are as follows:
Financial services companies risk. The Financial Services Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.
Portfolio selection risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.
Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Financial Services Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Financial Services Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial

Appendix D    D-1    Additional Information about Investment Strategies, Risks and Restrictions condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Financial Services Fund fall, the value of your investment in the Financial Services Fund will decline. Volatility in the securities market may make it more difficult for the Financial Services Fund to accurately value its securities or to sell its securities on a timely basis. Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Financial Services Fund and the net asset value (“NAV”) of its shares.
Foreign investments and emerging markets risk. The Financial Services Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Financial Services Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Financial Services Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. In addition to the lack of liquidity, as compared to domestic investments, emerging market investments also face risks related to market manipulation, limited reliable access to capital, political risk, atypical foreign investment structures, lack of shareholder rights and remedies, and incomplete or inaccurate auditing and reporting standards.
Derivatives risk. The use of derivative instruments exposes the Financial Services Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. Using derivatives can increase the Fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
ETF risk. Investing in an ETF will give the Financial Services Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. The Financial Services Fund will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses directly incurred by the Financial Services Fund. As a result, with respect to the Financial Services Fund’s investment in ETFs, shareholders will be subject to two layers of fees and expenses in connection with their investment in the Financial Services Fund. The Financial Services Fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Financial Services Fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Financial Services Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit

Appendix D    D-2    Additional Information about Investment Strategies, Risks and Restrictions rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Financial Services Fund could decline. If the Financial Services Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Financial Services Fund will be subject to the credit risk presented by the counterparty. In addition, the Financial Services Fund may incur expenses in an effort to protect the Financial Services Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Financial Services Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls and speculation.
Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause the Financial Services Fund’s share prices to be more volatile.
Forward foreign currency transactions risk. The Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Illiquid investment risk. Some assets held by the Financial Services Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the Financial Services Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Financial Services Fund may be forced to sell at a loss.
Market risk. Financial market risks affect the value of individual instruments in which the Financial Services Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Financial Services Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Financial Services Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Financial Services Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Financial Services Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Financial Services Fund may lose the amount of the premium paid in the event of prepayment.
Tax risk. If positions held by the Financial Services Fund were treated as “straddles” for federal income tax purposes, or the Financial Services Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Financial Services Fund’s gains and losses with respect to straddle positions.

Appendix D    D-3    Additional Information about Investment Strategies, Risks and Restrictions

Valuation risk. The sales price the Financial Services Fund could receive for any particular portfolio investment may differ from the Financial Services Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Financial Services Fund shares on days when the Financial Services Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Financial Services Fund had not fair-valued the security or had used a different valuation methodology.
Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.
Investment Objective and Principal Investment Strategies of the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund
Investment Objective of the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund
The investment objective for both the Target Fund and the Acquiring Fund is to provide high total return consisting of capital appreciation and current income.
Principal Investment Strategies of the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund
The investment strategies for both the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund are as follows:
Each Fund invests in a mix of common stocks and other equity securities of U.S. companies of any market capitalization and fixed income securities which are primarily investment grade and may be of any maturity and any duration. Under normal circumstances, each Fund will maintain at least 65% of the value of its assets in equity securities and at least 25% of the value of its assets in fixed income securities. Fixed income securities include asset- and mortgage-backed securities. Each Fund may invest up to 25% (and generally less than 15%) in foreign securities, including those of issuers in emerging market countries. Each Fund emphasizes companies that offer both attractive investment opportunities and demonstrate an awareness of their impact on the society in which they operate.
Each invests in a broad range of companies, industries and sectors, without regard to market capitalization. The portfolio managers use a fundamental approach to selecting equity securities. In selecting individual equity securities, the portfolio managers look for companies they believe are undervalued. Specifically, the portfolio managers look for attractive risk-adjusted price/earnings ratio, relative to growth, positive earnings trends and favorable financial condition. In selecting fixed income investments, the portfolio managers determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook, use fundamental analysis to determine the relative value of bond issues and seek to identify undervalued bonds and attempt to avoid bonds that may be subject to credit downgrades.
The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to environmental and social issues related to its products, services, or methods of doing business.
Socially responsive factors considered are:
•Fair and reasonable employment practices, with due consideration of a diverse workforce
•Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights
•Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement
•Exposure to fossil fuel real assets including oil, gas and coal
•Avoidance of investments in companies that:
◦Manufacture nuclear weapons or other weapons of mass destruction
◦Derive more than 5% of their revenue from the production and sale of non-nuclear weaponry
◦Derive more than 5% of their revenue from the production or sales of tobacco
The portfolio managers perform their own independent review of issuers based on the above factors and every investment each Fund makes is reviewed against these factors (excluding securities issued by the U.S. Government or its agencies). In conducting this review, portfolio managers will seek to understand the business profile of an issuer and to identify any concerns relating to the above factors relative to established industry norms. This review is a fundamental, qualitative analysis based on third-party data, publicly available information and issuer disclosures and is not based on any pre-established quantitative screens with respect to any particular data.

Appendix D    D-4    Additional Information about Investment Strategies, Risks and Restrictions

With respect to “fair and reasonable employment practices,” the portfolio managers will assess whether a company has public labor relations issues, such as lawsuits, workplace accidents, or union-related disputes. In considering a company’s “contribution to the general well-being of citizens,” the portfolio managers assess whether a company has existing conflicts or controversies with the communities or citizens thereof in which it operates. Similarly, in assessing whether a company’s business activities have a “negative impact,” the portfolio managers review whether a company has had disclosed or public controversies or conflicts with respect to its local environment.
Each Fund also assesses control of or exposure to fossil fuel real assets by evaluating a company’s ownership interest in oil, gas, and/or coal assets and to what degree the company’s business is dependent on the extraction, transportation, processing, and/or distribution of oil, gas, and/or coal. In making these assessments, the portfolio managers may review sources of revenue, capital expense, planned and implemented investments, company strategic direction or other relevant factors.
Socially responsive factors are not the exclusive considerations in investment decisions but companies that are not, in the view of the portfolio managers, satisfying the above factors -- or making efforts to satisfy the above factors -- consistent with applicable industry norms will not be purchased. These portfolio restrictions are based on the belief that a company will benefit from being socially responsive by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact.
The portfolio managers will use their best efforts to assess a company’s environmental and social performance. This means that there is no guarantee that the Adviser’s research process will uncover material factors that a company fails to disclose. This analysis will be based on a company’s present activities, and will not preclude securities solely because of past activities. The portfolio managers will monitor the related progress or deterioration of each company in which each Fund invests. The Adviser will sell a portfolio security that no longer meets the socially responsive factors described above, but such a decision may also be based on the Adviser’s fundamental equity and fixed income research process.
Principal Investment Risks of the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund
Losing all or a portion of your investment is a risk of investing in the Funds. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal investment risks for both the Target Socially Responsive Fund and the Acquiring Socially Responsive Fund are as follows:
Socially responsive criteria risk. The Socially Responsive Fund’s universe of investments may be smaller than that of other funds because of the Socially Responsive Fund’s socially responsive criteria. Socially responsive companies may underperform similar companies without socially responsive policies or the market as a whole. They may also fall out of favor with investors. The Socially Responsive Fund’s socially responsive criteria may also prevent investment in certain attractive opportunities that would be otherwise consistent with the Socially Responsive Fund’s investment objective and investment strategies.
Socially responsive information from third-party data providers may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess a company’s socially responsive characteristics. Additionally, the third-party data providers may differ in the data they provide for a given company or industry, and such data may only take into account one of many socially responsive characteristics of a company.
Portfolio selection risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness or value of or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.
Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Socially Responsive Fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Socially Responsive Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Socially Responsive Fund fall, the value of your investment in the Socially Responsive Fund will decline.

Appendix D    D-5    Additional Information about Investment Strategies, Risks and Restrictions

Volatility in the securities market may make it more difficult for the Socially Responsive Fund to accurately value its securities or to sell its securities on a timely basis. Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Socially Responsive Fund and the NAV of its shares.
Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred security into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Foreign investments and emerging market risk. The Socially Responsive Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Socially Responsive Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Socially Responsive Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. In addition to the lack of liquidity, as compared to domestic investments, emerging market investments also face risks related to market manipulation, limited reliable access to capital, political risk, atypical foreign investment structures, lack of shareholder rights and remedies, and incomplete or inaccurate auditing and reporting standards.
Mortgage-Backed Securities and other Asset-Backed Securities risk. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.
Asset-backed securities are securities backed by credit card receivables, automobile loans or other assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.
Residential Mortgage-Backed Securities (“RMBS”) risk. RMBS are subject to delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Socially Responsive Fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Socially Responsive Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If the Socially Responsive Fund enters into financial contracts (such as repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Socially Responsive Fund will

Appendix D    D-6    Additional Information about Investment Strategies, Risks and Restrictions be subject to the credit risk presented by the counterparty. In addition, the Socially Responsive Fund may incur expenses in an effort to protect the Socially Responsive Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Socially Responsive Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls and speculation.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Socially Responsive Fund’s share price to be more volatile.
Illiquid investment risk. Some assets held by the Socially Responsive Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Socially Responsive Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Socially Responsive Fund may be forced to sell at a loss.
Market risk. Financial market risks affect the value of individual instruments in which the Socially Responsive Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Socially Responsive Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Socially Responsive Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Socially Responsive Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Socially Responsive Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Socially Responsive Fund may lose the amount of the premium paid in the event of prepayment.
Valuation risk. The sales price the Socially Responsive Fund could receive for any particular portfolio investment may differ from the Socially Responsive Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the Socially Responsive Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Socially Responsive Fund had not fair-valued the security or had used a different valuation methodology.
Investment Objective and Principal Investment Strategies of the Target Maryland Fund and the Acquiring Maryland Fund
Investment Objective of the Target Maryland Fund and the Acquiring Maryland Fund
The investment objective for both the Target Maryland Fund and the Acquiring Maryland Fund is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.
Principal Investment Strategies of the Target Maryland Fund and the Acquiring Maryland Fund

Appendix D    D-7    Additional Information about Investment Strategies, Risks and Restrictions

The investment strategies for both the Target Maryland Fund and the Acquiring Maryland Fund are as follows:
Each Fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal (including the alternative minimum tax (“AMT”)) and Maryland state and local income taxes. Under normal circumstances, the Maryland Fund invests at least 80% of its net assets in municipal obligations, the interest of which is exempt from Maryland state and local taxes and the federal AMT. Securities considered for investment must be investment grade (that is securities rated in the Baa/BBB categories or above, or if unrated, determined to be of comparable credit quality by the Adviser). Each Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. The Fund is currently invested significantly in municipal securities in the healthcare sector.
Each Fund may invest in securities of any maturity. The portfolio managers anticipate that the dollar‑weighted average maturity for each Fund will be in the long-intermediate-term to long-term range (generally from 7 to 20 years) although, at times, depending on the portfolio managers’ market outlook, the average maturity may be somewhat longer or shorter than this. The tax consequences of trading activity are always considered. The portfolio managers establish a weighted average effective duration target for the Maryland Fund based on the portfolio managers’ investment outlook.
The portfolio managers analyze each sector and issuer under consideration for the portfolio to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings.
Securities may be sold because their credit fundamentals have changed or in order to buy a security that the portfolio managers believe will produce greater risk-adjusted returns.
Each Fund is classified as “non-diversified” under the 1940 Act, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, each Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Principal Investment Risks of the Target Maryland Fund and the Acquiring Maryland Fund
Losing all or a portion of your investment is a risk of investing in the Funds. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Funds, regardless of the order in which it appears, and could affect the value of your investment.
The principal investment risks for both the Target Maryland Fund and the Acquiring Maryland Fund are as follows:
Credit risk. If an issuer or guarantor of a security held by the Maryland Fund or a counterparty to a financial contract with the Maryland Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. The Maryland Fund may invest a significant portion of its assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and may vary significantly from the state’s general obligations. They may also not be backed by the taxing power of the government unit that issued them.
Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Maryland Fund may experience a substantial or complete loss on an individual security.
Illiquid investment risk. Some securities held by the Maryland Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Maryland Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Market risk. Financial market risks affect the value of individual instruments in which the Maryland Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in

Appendix D    D-8    Additional Information about Investment Strategies, Risks and Restrictions global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Maryland Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Market and interest rate risk. The market prices of the Maryland Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Maryland Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Maryland Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Maryland Fund and adversely affect the NAV of its shares.
Maryland municipal securities risk. The Maryland Fund focuses its investments on Maryland municipal securities and may be affected significantly by adverse economic or political developments or other events affecting Maryland obligors. Also, the Maryland Fund may be more volatile than a more geographically diverse fund.
Municipal securities risk. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In addition, some local jurisdictions have invested heavily in derivative instruments and may hold portfolios of uncertain valuation. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Non-diversification risk. To the extent the Maryland Fund invests its assets in a smaller number of issuers, the Maryland Fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Portfolio selection risk. The value of your investment may decrease if the Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, or region, or about interest rates is incorrect.
Sector focus risk. The Maryland Fund may focus a significant portion of its investments in a single sector of the municipal securities market. In doing so, the Maryland Fund is more susceptible to factors adversely affecting that sector than would be a fund not following this practice. In addition, the Maryland Fund may invest in securities issued by hospitals and other healthcare providers. Pressure to reduce expenses and to limit lengths of stay and significant changes in federal healthcare policies may adversely affect the financial health of some hospitals.
Healthcare sector risk. Healthcare industries may be affected by product obsolescence, dependence on patents and intellectual property rights, expenses and losses from product liability and similar claims, changes in government programs or regulatory requirements (including approval policies for drugs, medical devices or procedures), and pricing pressures (including as a result of increased competition, changes in governmental and private reimbursement rates and payment systems, or other reforms).

Appendix D    D-9    Additional Information about Investment Strategies, Risks and Restrictions

Tax risk. The income on the Maryland Fund’s municipal securities could become subject to regular federal income or Maryland state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. The Maryland Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
Valuation risk. The sales price the Maryland Fund could receive for any particular portfolio investment may differ from the Maryland Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the Maryland Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Maryland Fund had not fair-valued the security or had used a different valuation methodology.
Investment Restrictions of the Target Funds and the Acquiring Funds
The investment restrictions for each Target Fund and the corresponding Acquiring Fund are identical as outlined below.
Each of TAP Trust and AMP Trust (on behalf of the respective Funds) has adopted restrictions as fundamental policies, as outlined for each Fund below, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
Each of TAP Trust and AMP Trust (on behalf of the respective Funds) has also adopted non-fundamental policies, as outlined for each Fund below, which may be changed by the TAP Board, with respect to the Target Fund, or the Board of Trustees of AMP Trust (the “AMP Board”), with respect to the Acquiring Fund, without shareholder approval upon 60 days’ prior written notice to shareholders.
1919 Financial Services Fund
Fundamental Investment Policies
Each Fund’s fundamental investment policies are as follows:
1.The Financial Services Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.The Financial Services Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.The Financial Services Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.The Financial Services Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.The Financial Services Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.The Financial Services Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.The Financial Services Fund will not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Financial Services Fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Financial Services Fund.
8.The Financial Services Fund is a “diversified company” as defined by the 1940 Act.

Appendix D    D-10    Additional Information about Investment Strategies, Risks and Restrictions

Non-Fundamental Investment Policy
Each Fund’s non-fundamental investment policy is as follows:
1.The Financial Services Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Financial Services Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.
1919 Socially Responsive Fund
Fundamental Investment Policies
Each Fund’s fundamental investment policies are as follows:
1.The Socially Responsive Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.The Socially Responsive Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.The Socially Responsive Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.The Socially Responsive Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.The Socially Responsive Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.The Socially Responsive Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Socially Responsive Fund may not make any investment if, as a result, the Socially Responsive Fund’s investments will be concentrated in any one industry or group of industries.
8.The Socially Responsive Fund is a “diversified company” as defined by the 1940 Act.
Non-Fundamental Investment Policy
Each Fund’s non-fundamental investment policy is as follows:
1.The Socially Responsive Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Socially Responsive Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.
1919 Maryland Fund
Fundamental Investment Policies
Each Fund’s fundamental investment policies are as follows:
In addition to its fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in municipal obligations, the interest of which is exempt from Maryland state and local taxes and is not considered a tax preference item for purposes of the AMT, each of the Target Maryland Fund and Acquiring Maryland Fund also has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

Appendix D    D-11    Additional Information about Investment Strategies, Risks and Restrictions

1.Borrowing: The Maryland Fund may not borrow money, except (i) in an amount not exceeding 33 1/3 % of the Maryland Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls;
2.Underwriting: The Maryland Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Maryland Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Maryland Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Maryland Fund may be considered to be an underwriter under the 1933 Act;
3.Loans: The Maryland Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Maryland Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;
4.Senior Securities: The Maryland Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;
5.Real Estate: The Maryland Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Maryland Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;
6.Commodities: The Maryland Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Maryland Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;
7.Concentration: The Maryland Fund may not make any investment if, as a result, the Maryland Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry or group of industries. This restriction does not limit the Maryland Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers. Municipal securities whose payments of interest and/or principal are dependent upon revenues from specific projects rather than general obligations, will be subject to this policy.
Non-Fundamental Investment Policies
Each Fund’s non-fundamental investment policies are as follows:
1.Borrowing: The Maryland Fund will not borrow for investment purposes an amount in excess of 5% of its total assets.
2.Short Sales: The Maryland Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Maryland Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed delivery basis or other financial instruments.
3.Margin Purchases: The Maryland Fund may not purchase securities on margin, except that (i) the Maryland Fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) the Maryland Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Appendix D    D-12    Additional Information about Investment Strategies, Risks and Restrictions

STATEMENT OF ADDITIONAL INFORMATION
Dated December 22, 2023
REORGANIZATION OF
1919 Financial Services Fund
Class (Ticker Symbol)*: A (SBFAX), C (SFSLX), I (LMRIX)
1919 Socially Responsive Balanced Fund
Class (Ticker Symbol)*: A (SSIAX), C (SESLX), I (LMRNX)
1919 Maryland Tax-Free Income Fund
Class (Ticker Symbol)*: A (LMMDX), C (LMMCX), I (LMMIX)

(each, a series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844‑828‑1919
INTO THE
1919 Financial Services Fund
1919 Socially Responsive Balanced Fund
1919 Maryland Tax-Free Income Fund
(each, a series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-844‑828‑1919
This Statement of Additional Information (“SAI”) is being furnished to shareholders of the 1919 Financial Services Fund (“Target Financial Services Fund”), 1919 Socially Responsive Balanced Fund (“Target Socially Responsive Fund”) and 1919 Maryland Tax-Free Income Fund (“Target Maryland Fund”) (each a “Target Fund” and together, the “Target Funds”), each a series of Trust for Advised Portfolios (“TAP Trust”) in connection with the reorganization of each Target Fund into corresponding acquiring funds, the 1919 Financial Services Fund (“Acquiring Financial Services Fund”), 1919 Socially Responsive Balanced Fund (“Acquiring Socially Responsive Fund”) and 1919 Maryland Tax-Free Income Fund (“Acquiring Maryland Fund”), as described in the Information Statement/Prospectus (the “Reorganizations”). Each Target Fund and the corresponding Acquiring Fund may each be referred to as a “Fund,” or together as the “Funds,” in this SAI to the extent the information provided relates to both Funds.
This SAI consists of this Cover Page and the following documents, each of which has been filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
•the SAI related to the Target Funds, dated April 30, 2023, as supplemented August 31, 2023 (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-006796);
•the Annual Report to shareholders of the Target Funds for the fiscal year ended December 31, 2022, which has previously been sent to shareholders of the Target Funds (File No. 811-21422) (Accession No. 0001104659-23-030043); and
•the Semi-Annual Report to shareholders of the Target Funds for the six-month period ended June 30, 2023, which has previously been sent to shareholders of the Target Funds (File No. 811-21422) (Accession No. 0001104659-23-099222).
Because the Acquiring Funds have not yet commenced operations, no annual or semi-annual reports are available. The Acquiring Funds are newly-created series of AMP Trust with no assets or liabilities that will commence operations upon consummation of the Reorganizations and continue the operations of the Target Funds. The Target Funds shall be the accounting and performance survivors in the Reorganizations, and the Acquiring Funds, as the corporate survivors in the Reorganizations, shall adopt the accounting and performance history of the Target Funds. The Target Funds’ Annual Report has previously been transmitted to the Target Funds’ shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated December 22, 2023, relating to the Reorganizations. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to the 1919 Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-844‑828‑1919.
*The ticker symbol for each share class of each Target Fund will be applied to the corresponding share class of the corresponding Acquiring Fund after the Reorganizations.
    Statement of Additional Information    1

THE TRUST
Advisor Managed Portfolios (“AMP Trust”) is a statutory trust organized under the laws of the State of Delaware on February 16, 2023 and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
AMP Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits AMP Trust’s Board of Trustees (the “AMP Board” or the “AMP Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. AMP Trust consists of various series that represent separate investment portfolios. The Board may issue other series, the assets and liabilities of which will be separate and distinct from any other series.
Registration with the SEC does not involve supervision of the management or policies of the Acquiring Funds. The Prospectus, SAI, shareholder reports and other information about the Acquiring Funds are available free of charge on the EDGAR database on the SEC website at www.sec.gov. Copies of such information may be obtained from the SEC upon payment of the prescribed fee by electronic request at the following e-mail address: publicinfo@sec.gov.
1919 FINANCIAL SERVICES FUND - INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES
The 1919 Financial Services Fund (the “Financial Services Fund”) is registered under the 1940 Act as an open-end, diversified management investment company.
The Financial Services Fund’s Prospectus discusses the Financial Services Fund’s investment objective and policies. The following discussion supplements the description of the Financial Services Fund’s investment policies in its Prospectus.
Investment Objective and Principal Investment Strategies
The Financial Services Fund’s investment objective is to seek long-term capital appreciation by investing primarily in common stocks.
Under normal circumstances, each Fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. These companies may include, but are not limited to:
•Regional and money center banks
•Securities brokerage firms
•Asset management companies
    Statement of Additional Information    2

•Savings banks and thrift institutions
•Specialty finance companies (e.g., credit card and mortgage providers)
•Insurance and insurance brokerage firms
•Government sponsored agencies, such as the Government National Mortgage Association, in the financial services industry
•Financial conglomerates
For purposes of each Fund’s 80% policy, issuers in the financial services industry may also include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, internet services and business services. For purposes of this 80% policy, net assets include borrowings for investment purposes, if any. Each Fund will concentrate its assets in the financial services industry.
The Financial Services Fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts (“ADRs”)).
The Financial Services Fund’s 80% investment policy may be changed by the Board upon at least 60 days’ prior notice to shareholders.
There is no guarantee that the Financial Services Fund will achieve its investment objective.
1919 FINANCIAL SERVICES FUND - INVESTMENT PRACTICES AND RISK FACTORS
The Financial Services Fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the Financial Services Fund, which all involve risks of varying degrees.
Equity Securities. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.
Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for the Financial Services Fund, 1919 Investment Counsel, LLC (the “Adviser” or “1919ic”) reviews and monitors the creditworthiness of each issuer and issue. 1919ic also analyzes interest rate trends and specific developments that it believes may affect individual issuers.
The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.
Debt securities rated BBB/Baa or better by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) and unrated securities considered by the Financial Services Fund’s Adviser to be of equivalent quality are considered investment grade. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which the Financial Services Fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk of exposure to adverse conditions. The prices of lower-rated securities, especially junk bonds, often are more volatile than those of higher-rated securities, and the security may be difficult to sell. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the Financial Services Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the Fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. A description of the rating assigned to corporate debt securities is included in Appendix A.
The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit the Financial Services Fund’s ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.
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In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Financial Services Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Adviser to determine, to the extent possible, that the planned investment is sound.
If one rating agency has rated a security A or better and another agency has rated it below A, the Adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a “+” or “-” by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.
The Financial Services Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).
The Financial Services Fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating agencies, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody’s; however, the Adviser does consider such ratings in determining whether the security is an appropriate investment for the Financial Services Fund.
The Financial Services Fund may invest in securities that are in lower rating categories or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Financial Services Fund’s objective without presenting excessive risk. The Adviser will consider all factors it deems appropriate, including ratings, in making investment decisions for the Financial Services Fund and will attempt to minimize investment risks through investment analysis and monitoring of general economic conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.
Preferred Stock. The Financial Services Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the Adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the market prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.
Convertible Securities. The Financial Services Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.
The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.
Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.
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Warrants and Rights. Warrants and rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock.
Warrants and rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and rights may be considered more speculative than other types of equity investments. A warrant or right expires worthless if it is not exercised on or prior to its expiration date.
Small and Medium Capitalization Company Stocks. The Adviser for the Financial Services Fund believes that the comparative lack of attention by investment analysts and institutional investors to small and medium capitalization companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa.
It is anticipated that some of the portfolio securities of the Financial Services Fund may not be widely traded, and that the Financial Services Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Financial Services Fund to dispose of such securities at prevailing market prices in order to meet redemptions.
Financial Services. Other than the financial services industry, the Financial Services Fund will not invest more than 25% of its total assets in a particular industry. Because of its concentration policy, the Financial Services Fund may be especially subject to risks affecting the financial services industry. Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card and mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Ginnie Mae), financial conglomerates and foreign banking and financial services companies.
Insurance companies are subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Financial Services Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates.
Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or “junk bond” holdings, for example) and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.
Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.
Mortgage-Related Securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Financial Services Fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.
Interests in pools of mortgage loans generally provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.
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Some mortgage-related securities, such as securities issued by Ginnie Mae are described as “modified pass-through” because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.
Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Financial Services Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the Adviser determines that the securities are an appropriate investment for the Financial Services Fund.
Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by Fannie Mae (formally known as the Federal National Mortgage Association); and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by the Financial Services Fund, the Financial Services Fund could experience both delays in liquidating its position and losses. The Financial Services Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Financial Services Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.
The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (e.g., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Financial Services Fund’s investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to the Financial Services Fund’s investing in such securities.
The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Financial Services Fund may experience a loss (if the price at which the security was acquired by the Financial Services Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the security was acquired by the Financial Services Fund was at a discount from par). In addition, prepayments of such securities held by the Financial Services Fund will reduce the share price of the Financial Services Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Financial Services Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.
The Financial Services Fund may invest no more than 5% of its net assets in mortgage-related securities.
U.S. Government Obligations and Related Securities. U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities and securities issued by Ginnie Mae and the Small Business Administration are backed by the “full faith and credit” of the U.S. government. Other U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. In the case of securities not backed by the “full faith and credit” of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation (such as
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the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.
Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.
The Financial Services Fund may invest in U.S. government obligations and related participation interests. In addition, the Financial Services Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).
U.S. government obligations also include stripped securities, which are created by separating bonds issued or guaranteed by the U.S. Treasury into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility. The Financial Services Fund will consider all interest-only or principal-only fixed income securities as illiquid.
Floating and Variable Rate Obligations. Fixed income securities may be offered in the form of floating and variable rate obligations. The Financial Services Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate that is fixed to a specified interest rate, such as the bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate that is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations’ market values.
The Financial Services Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Financial Services Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Financial Services Fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The Financial Services Fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.
When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The Financial Services Fund may purchase securities on a “when-issued” basis for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Financial Services Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objective. These transactions occur when securities are purchased or sold by the Financial Services Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Financial Services Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
Foreign Securities. The Financial Services Fund may invest in securities of foreign financial services companies (limited to 25% of total assets, not including ADRs). The returns of the Financial Services Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of Funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such
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respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Financial Services Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”
The costs associated with investment in the securities of foreign financial services companies, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the Financial Services Fund are uninvested and no return can be earned on them. The inability of the Financial Services Fund to make intended investments due to settlement problems could cause the Financial Services Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the Financial Services Fund due to subsequent declines in value of the portfolio security or, if the Financial Services Fund has entered into a contract to sell the security, could result in liability to the purchaser.
Since the Financial Services Fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the Financial Services Fund’s shares and may also affect the value of dividends and interest earned by the Financial Services Fund and gains and losses realized by the Financial Services Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.
If the Financial Services Fund invests a substantial portion of its assets in foreign securities, its expenses can be expected to be higher than those of an investment company investing exclusively in U.S. securities since the expenses of investing in foreign securities, such as custodial costs and valuation costs, are higher than those incurred through investments in U.S. securities. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes imposed by the country in which the issuer is located and may not be recoverable by the Financial Services Fund.
Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the Financial Services Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Financial Services Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.
Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.
The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Financial Services Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.
Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Financial Services Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Financial Services Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Financial Services Fund could lose a substantial portion or all of its investments in such countries. The Financial Services Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which the Financial Services Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential
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for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Financial Services Fund’s investment in those countries.
Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.
Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for the Financial Services Fund to pursue claims against a foreign issuer in the courts of a foreign country.
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries.
Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.
To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Financial Services Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Financial Services Fund. The Financial Services Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Financial Services Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Financial Services Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.
Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.
The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Financial Services Fund could lose its entire investment in any such country.
Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Financial Services Fund to make intended securities purchases due to settlement problems could cause the Financial Services Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Financial Services Fund due to subsequent declines in the value of the portfolio security or, if the Financial Services Fund has entered into a contract to sell the security, in possible liability to the purchaser.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Financial Services Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Financial Services Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning
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of Section 22(a) of the 1940 Act. During the period commencing from the Financial Services Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.
Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.
Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Financial Services Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Financial Services Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Financial Services Fund’s investment in those markets and may increase the expenses of the Financial Services Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Financial Services Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Financial Services Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Financial Services Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.
Sovereign Government and Supranational Debt. The Financial Services Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
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Europe Recent Events. The United Kingdom (“UK”) formally exited from the EU on January 31, 2020 (known as “Brexit”), and effective December 31, 2020, the UK ended a transition period during which it continued to abide by the EU’s rules and the UK’s trade relationships with the EU were generally unchanged. Following this transition period, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth on markets in the UK, Europe, and globally, and changes in legal and regulatory regimes to which certain Fund assets are or become subject, any of which may adversely affect the value of Fund investments.
The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of a Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Money Market Instruments. The Financial Services Fund may invest, for temporary defensive purposes, in short-term corporate and government money market instruments. Money market instruments in which the Financial Services Fund may invest include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.
CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Financial Services Fund, depending upon the principal amount of CDs of each bank held by the Financial Services Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.
Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks the Adviser will carefully evaluate such investments on a case-by-case basis.
Investment in Other Investment Companies. The Financial Services Fund may invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the Financial Services Fund invests in securities of
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other investment companies, Financial Services Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Financial Services Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Section 12(d)(1)(A) of the 1940 Act normally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations within the 1940
Act and pursuant to various rules promulgated by the SEC. For example, the SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions on both the acquired fund and acquiring fund, Rule 12d1-4 provides an exemption that permits the acquiring fund to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1) of the 1940 Act.
The Financial Services Fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Financial Services Fund exposure to the securities comprising the index on which the ETF is based.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than net asset value (“NAV”). Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the Financial Services Fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the Financial Services Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the Financial Services Fund may invest in ETFs that are actively managed. Actively-managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.
The Financial Services Fund may invest in closed-end funds that hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the Financial Services Fund holds the shares.
Repurchase Agreements. The Financial Services Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the Financial Services Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Financial Services Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Financial Services Fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the Financial Services Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Financial Services Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Financial Services Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Financial Services Fund enters into repurchase agreements to evaluate potential risks.
Pursuant to an exemptive order issued by the SEC, the Financial Services Fund, along with other affiliated entities managed by the Adviser or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.
Reverse Repurchase Agreements. The Financial Services Fund may enter into reverse repurchase agreements, which involve the sale of Financial Services Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would
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introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the Financial Services Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Financial Services Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Financial Services Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Financial Services Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Financial Services Fund’s assets.
Securities Lending. Consistent with applicable regulatory requirements, the Financial Services Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. From time to time, the Financial Services Fund may pay to the borrower and/or a third party which is unaffiliated with the Financial Services Fund is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the Financial Services Fund in lieu of any dividends the Financial Services Fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the Financial Services Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Distribution and Tax Information” below).
Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the Financial Services Fund lends its portfolio securities: (a) the Financial Services Fund must receive at least 100% cash collateral or U.S. government securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Financial Services Fund must be able to terminate the loan at any time; (d) the Financial Services Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Financial Services Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the Financial Services Fund must terminate the loan and regain the right to vote the securities.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Financial Services Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.
Illiquid Investments and Restricted Securities
The Financial Services Fund may not acquire an illiquid investment if, immediately after the acquisition, the Financial Services Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Financial Services Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Financial Services Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Financial Services Fund’s policies and procedures.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Financial Services Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the Financial Services Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933” Act). Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with
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Rule 144A under the 1933 Act. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Financial Services Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Financial Services Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Financial Services Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Financial Services Fund may have difficulty disposing of such investments promptly. The Financial Services Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Defensive Investing. The Financial Services Fund’s 80% investment policy will not be applicable during periods when the Financial Services Fund pursues a temporary defensive strategy, as discussed in the Prospectus. The Financial Services Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. If the Financial Services Fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Derivatives.
General. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the Financial Services Fund’s use of derivatives. The Derivatives Rule requires registered investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Each Fund qualifies as a limited derivatives user. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments.
The Financial Services Fund may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to hedge its investments, among other things, as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Financial Services Fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the Adviser expects that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Financial Services Fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The Financial Services Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.
Each Financial Instrument purchased for the Financial Services Fund is reviewed and analyzed by the Adviser to assess the risk and reward of each such instrument in relation to the Financial Services Fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Financial Services Fund.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Financial Services Fund’s portfolio. In a short hedge, the Financial Services Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Financial Services Fund intends to acquire. In a long hedge, the Financial Services Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Financial Services Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Financial Services Fund owns. Rather, it relates to a security that the Financial Services Fund intends to acquire. If the Financial Services Fund does not complete the hedge by purchasing the security as anticipated, the effect on the Financial Services Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
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Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that the Financial Services Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the Financial Services Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Financial Services Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
•Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.
•When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.
Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Financial Services Fund’s current or anticipated investments exactly. The Financial Services Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the Financial Services Fund’s other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Financial Services Fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract.
Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. The Financial Services Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Financial Services Fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
•If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Financial Services Fund entered into a short hedge because its Adviser projected a decline in the price of a security in the Financial Services Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Financial Services Fund could suffer a loss. In either such case, the Financial Services Fund would have been in a better position had it not attempted to hedge at all.
•The Financial Services Fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the Financial Services Fund.
•Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Financial Services Fund are not readily marketable and are subject to the Financial Services Fund’s restrictions on illiquid investments.
The Financial Services Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the
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counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Financial Services Fund.
Options, Futures and Currency Strategies. The Financial Services Fund may, but is not required to, use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., hedge against the economic impact of adverse changes in the market value of its securities because of changes in stock market prices, currency exchange rates or interest rates, to settle transactions quoted in foreign currencies, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.
To attempt to hedge against adverse movements in exchange rates between currencies, the Financial Services Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Financial Services Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the Adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Financial Services Fund may enter into a forward currency contract to sell the currency the Adviser expects to decline in an amount approximating the value of some or all of the Financial Services Fund’s securities denominated in that currency. When the Adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Financial Services Fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the Financial Services Fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the Adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Financial Services Fund are denominated (“cross hedging”). The Financial Services Fund’s custodian places cash or other liquid assets in a separate account of the Financial Services Fund having a value equal to the aggregate amount of the Financial Services Fund’s commitments under forward currency contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Financial Services Fund’s commitments with respect to such contracts.
For hedging purposes, the Financial Services Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on securities to hedge against the risk of fluctuations in the prices of securities held by the Financial Services Fund or which the Adviser intends to include in its portfolio.
The Financial Services Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates and on stock index futures and options thereon to hedge against fluctuations in the value of securities.
The Financial Services Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Financial Services Fund is obligated as a writer. A written call option is also covered if the Financial Services Fund holds on a share-for-share basis a purchased call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Financial Services Fund in cash or other liquid assets.
The use of forward currency contracts, options and futures involves certain investment risks and transaction costs to which the Financial Services Fund might not otherwise be subject. These risks include: dependence on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in the general equity and fixed-income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Financial Services Fund invests; the lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time; and the possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
Over-the-counter options in which the Financial Services Fund may invest differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Financial Services Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.
Futures Contracts and Options on Futures Contracts. The Financial Services Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.
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The purpose of entering into a futures contract is to protect the Financial Services Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Financial Services Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Financial Services Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Financial Services Fund’s not participating in a market advance. The Financial Services Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.
No consideration will be paid or received by the Financial Services Fund upon the purchase or sale of a futures contract. Initially, the Financial Services Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 2% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Financial Services Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Financial Services Fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Financial Services Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Financial Services Fund may elect to close the position by taking an opposite position, which will operate to terminate the Financial Services Fund’s existing position in the contract.
Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Financial Services Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Financial Services Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.
Commodity Exchange Act Regulation. The Financial Services Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Financial Services Fund, from registration as a “commodity pool operator” with respect to the Financial Services Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Financial Services Fund under the CEA. As a result, the Financial Services Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Financial Services Fund’s positions in such investments may not exceed 5% of the liquidation value of the Financial Services Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Financial Services Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Financial Services Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Options on Securities. The Financial Services Fund may engage in the writing of covered call options. The Financial Services Fund may also purchase put options and enter into closing transactions.
The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly,
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the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Financial Services Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.
Options written by the Financial Services Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.
The Financial Services Fund may write (a) in-the-money call options when the Adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.
So long as the obligation of the Financial Services Fund as the writer of an option continues, the Financial Services Fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Financial Services Fund effects a closing purchase transaction. The Financial Services Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Financial Services Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.
An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Financial Services Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Financial Services Fund may purchase put options issued by the OCC or in the over-the-counter market.
The Financial Services Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Financial Services Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Financial Services Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Financial Services Fund initially paid for the original option plus the related transaction costs.
Although the Financial Services Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Financial Services Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Financial Services Fund and other clients of the manager or Adviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.
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In the case of options written by the Financial Services Fund that are deemed covered by virtue of the Financial Services Fund’s holding convertible or exchangeable preferred stock, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Financial Services Fund has written options may exceed the time within which the Financial Services Fund must make delivery in accordance with an exercise notice. In these instances, the Financial Services Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Financial Services Fund will not bear any market risk because the Financial Services Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Financial Services Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.
Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Financial Services Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Financial Services Fund will succeed in its option-writing program.
If positions held by the Financial Services Fund were treated as “straddles” for federal income tax purposes, or the Financial Services Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Financial Services Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Financial Services Fund has unrealized gains with respect to the other position in such straddle; (2) the Financial Services Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Stock Index Options. The Financial Services Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.
Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Financial Services Fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Financial Services Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Financial Services Fund of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
Swaps. As one way of managing its exposure to different types of investments, the Financial Services Fund may enter into interest rate swaps and currency swaps. In a typical interest rate swap, the Financial Services Fund and a counterparty exchange their right to receive or their obligation to pay interest on a security. For example, one party may agree to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies
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based on the relative value differential among them. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well.
Swap agreements will tend to shift the Financial Services Fund’s investment exposure from one type of investment to another. For example, if the Financial Services Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Financial Services Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Financial Services Fund’s investments and its share price and yield.
Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Financial Services Fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Financial Services Fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which the Financial Services Fund enters into swaps will be monitored by the Adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Financial Services Fund will have contractual remedies pursuant to the agreements related to the transaction. The Financial Services Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.
Mortgage-Backed Securities and Asset-Backed Securities. As the Financial Services Fund may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, it may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
If the Financial Services Fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Financial Services Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Financial Services Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Financial
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Services Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Since the Financial Services Fund may also purchase asset-backed securities (“ABS”), it may be subject to many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Commercial Paper. The Financial Services Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Financial Services Fund in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Financial Services Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will, therefore, have a higher likelihood of loss than investors in the senior notes.
The Financial Services Fund may also invest in other types of fixed income securities that are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Financial Services Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Financial Services Fund, or if the maturity of a security is extended after purchase by the Financial Services Fund, the Adviser will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Financial Services Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.1919 FINANCIAL SERVICES FUND - INVESTMENT PRACTICES AND RISK FACTORS
The Financial Services Fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the Financial Services Fund, which all involve risks of varying degrees.
Equity Securities. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.
Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for the Financial Services Fund, 1919 Investment Counsel, LLC (the
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“Adviser” or “1919ic”) reviews and monitors the creditworthiness of each issuer and issue. 1919ic also analyzes interest rate trends and specific developments that it believes may affect individual issuers.
The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.
Debt securities rated BBB/Baa or better by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) and unrated securities considered by the Financial Services Fund’s Adviser to be of equivalent quality are considered investment grade. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which the Financial Services Fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk of exposure to adverse conditions. The prices of lower-rated securities, especially junk bonds, often are more volatile than those of higher-rated securities, and the security may be difficult to sell. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the Financial Services Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the Fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. A description of the rating assigned to corporate debt securities is included in Appendix A.
The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit the Financial Services Fund’s ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.
In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Financial Services Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Adviser to determine, to the extent possible, that the planned investment is sound.
If one rating agency has rated a security A or better and another agency has rated it below A, the Adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a “+” or “-” by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.
The Financial Services Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).
The Financial Services Fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating agencies, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody’s; however, the Adviser does consider such ratings in determining whether the security is an appropriate investment for the Financial Services Fund.
The Financial Services Fund may invest in securities that are in lower rating categories or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Financial Services Fund’s objective without presenting excessive risk. The Adviser will consider all factors it deems appropriate, including ratings, in making investment decisions for the Financial Services Fund and will attempt to minimize investment risks through investment analysis and monitoring of general economic conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.
Preferred Stock. The Financial Services Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the Adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities,
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dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the market prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.
Convertible Securities. The Financial Services Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.
The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.
Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.
Warrants and Rights. Warrants and rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock.
Warrants and rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and rights may be considered more speculative than other types of equity investments. A warrant or right expires worthless if it is not exercised on or prior to its expiration date.
Small and Medium Capitalization Company Stocks. The Adviser for the Financial Services Fund believes that the comparative lack of attention by investment analysts and institutional investors to small and medium capitalization companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa.
It is anticipated that some of the portfolio securities of the Financial Services Fund may not be widely traded, and that the Financial Services Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Financial Services Fund to dispose of such securities at prevailing market prices in order to meet redemptions.
Financial Services. Other than the financial services industry, the Financial Services Fund will not invest more than 25% of its total assets in a particular industry. Because of its concentration policy, the Financial Services Fund may be especially subject to risks affecting the financial services industry. Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card and mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Ginnie Mae), financial conglomerates and foreign banking and financial services companies.
Insurance companies are subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Financial Services Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines
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will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates.
Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or “junk bond” holdings, for example) and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.
Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.
Mortgage-Related Securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Financial Services Fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.
Interests in pools of mortgage loans generally provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities, such as securities issued by Ginnie Mae are described as “modified pass-through” because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.
Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Financial Services Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the Adviser determines that the securities are an appropriate investment for the Financial Services Fund.
Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by Fannie Mae (formally known as the Federal National Mortgage Association); and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by the Financial Services Fund, the Financial Services Fund could experience both delays in liquidating its position and losses. The Financial Services Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Financial Services Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.
The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (e.g., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Financial Services Fund’s investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to the Financial Services Fund’s investing in such securities.
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The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Financial Services Fund may experience a loss (if the price at which the security was acquired by the Financial Services Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the security was acquired by the Financial Services Fund was at a discount from par). In addition, prepayments of such securities held by the Financial Services Fund will reduce the share price of the Financial Services Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Financial Services Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.
The Financial Services Fund may invest no more than 5% of its net assets in mortgage-related securities.
U.S. Government Obligations and Related Securities. U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities and securities issued by Ginnie Mae and the Small Business Administration are backed by the “full faith and credit” of the U.S. government. Other U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. In the case of securities not backed by the “full faith and credit” of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.
Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.
The Financial Services Fund may invest in U.S. government obligations and related participation interests. In addition, the Financial Services Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).
U.S. government obligations also include stripped securities, which are created by separating bonds issued or guaranteed by the U.S. Treasury into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility. The Financial Services Fund will consider all interest-only or principal-only fixed income securities as illiquid.
Floating and Variable Rate Obligations. Fixed income securities may be offered in the form of floating and variable rate obligations. The Financial Services Fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate that is fixed to a specified interest rate, such as the bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate that is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations’ market values.
The Financial Services Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Financial Services Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Financial Services Fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The Financial Services Fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.
When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The Financial Services Fund may purchase securities on a “when-issued” basis for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated
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price and yield) or on a forward commitment basis. The Financial Services Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objective. These transactions occur when securities are purchased or sold by the Financial Services Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Financial Services Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
Foreign Securities. The Financial Services Fund may invest in securities of foreign financial services companies (limited to 25% of total assets, not including ADRs). The returns of the Financial Services Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of Funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Financial Services Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”
The costs associated with investment in the securities of foreign financial services companies, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the Financial Services Fund are uninvested and no return can be earned on them. The inability of the Financial Services Fund to make intended investments due to settlement problems could cause the Financial Services Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the Financial Services Fund due to subsequent declines in value of the portfolio security or, if the Financial Services Fund has entered into a contract to sell the security, could result in liability to the purchaser.
Since the Financial Services Fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the Financial Services Fund’s shares and may also affect the value of dividends and interest earned by the Financial Services Fund and gains and losses realized by the Financial Services Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.
If the Financial Services Fund invests a substantial portion of its assets in foreign securities, its expenses can be expected to be higher than those of an investment company investing exclusively in U.S. securities since the expenses of investing in foreign securities, such as custodial costs and valuation costs, are higher than those incurred through investments in U.S. securities. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes imposed by the country in which the issuer is located and may not be recoverable by the Financial Services Fund.
Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the Financial Services Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Financial Services Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing
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ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.
Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.
The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Financial Services Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.
Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Financial Services Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Financial Services Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Financial Services Fund could lose a substantial portion or all of its investments in such countries. The Financial Services Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which the Financial Services Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Financial Services Fund’s investment in those countries.
Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.
Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for the Financial Services Fund to pursue claims against a foreign issuer in the courts of a foreign country.
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries.
Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.
To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Financial Services Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Financial Services Fund. The Financial Services Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Financial Services Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Financial Services Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.
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Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.
The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Financial Services Fund could lose its entire investment in any such country.
Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Financial Services Fund to make intended securities purchases due to settlement problems could cause the Financial Services Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Financial Services Fund due to subsequent declines in the value of the portfolio security or, if the Financial Services Fund has entered into a contract to sell the security, in possible liability to the purchaser.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Financial Services Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Financial Services Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the Financial Services Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.
Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.
Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Financial Services Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Financial Services Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Financial Services Fund’s investment in those markets and may increase the expenses of the Financial Services Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Financial Services Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Financial Services Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Financial Services Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.
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Sovereign Government and Supranational Debt. The Financial Services Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Europe Recent Events. The United Kingdom (“UK”) formally exited from the EU on January 31, 2020 (known as “Brexit”), and effective December 31, 2020, the UK ended a transition period during which it continued to abide by the EU’s rules and the UK’s trade relationships with the EU were generally unchanged. Following this transition period, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth on markets in the UK, Europe, and globally, and changes in legal and regulatory regimes to which certain Fund assets are or become subject, any of which may adversely affect the value of Fund investments.
The effects of Brexit will depend, in part, on agreements the UK negotiates to retain access to EU markets, including, but not limited to, current trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations, as the UK determines which EU laws to replace or replicate. The extent of the impact of the withdrawal negotiations in the UK and in global markets, as well as any associated adverse consequences, remain unclear, and the uncertainty may have a significant negative effect on the value of a Fund investments. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Money Market Instruments. The Financial Services Fund may invest, for temporary defensive purposes, in short-term corporate and government money market instruments. Money market instruments in which the Financial Services Fund may invest include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.
CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Financial Services Fund, depending upon the principal amount of CDs of each bank held by the Financial Services Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.
Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and
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political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks the Adviser will carefully evaluate such investments on a case-by-case basis.
Investment in Other Investment Companies. The Financial Services Fund may invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the Financial Services Fund invests in securities of other investment companies, Financial Services Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Financial Services Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Section 12(d)(1)(A) of the 1940 Act normally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations within the 1940
Act and pursuant to various rules promulgated by the SEC. For example, the SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions on both the acquired fund and acquiring fund, Rule 12d1-4 provides an exemption that permits the acquiring fund to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1) of the 1940 Act.
The Financial Services Fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Financial Services Fund exposure to the securities comprising the index on which the ETF is based.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than net asset value (“NAV”). Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the Financial Services Fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the Financial Services Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the Financial Services Fund may invest in ETFs that are actively managed. Actively-managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.
The Financial Services Fund may invest in closed-end funds that hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the Financial Services Fund holds the shares.
Repurchase Agreements. The Financial Services Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the Financial Services Fund would acquire an underlying debt obligation for a relatively short period (usually
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not more than one week) subject to an obligation of the seller to repurchase, and the Financial Services Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Financial Services Fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the Financial Services Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Financial Services Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Financial Services Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Adviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Financial Services Fund enters into repurchase agreements to evaluate potential risks.
Pursuant to an exemptive order issued by the SEC, the Financial Services Fund, along with other affiliated entities managed by the Adviser or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.
Reverse Repurchase Agreements. The Financial Services Fund may enter into reverse repurchase agreements, which involve the sale of Financial Services Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the Financial Services Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Financial Services Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Financial Services Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Financial Services Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Financial Services Fund’s assets.
Securities Lending. Consistent with applicable regulatory requirements, the Financial Services Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. From time to time, the Financial Services Fund may pay to the borrower and/or a third party which is unaffiliated with the Financial Services Fund is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the Financial Services Fund in lieu of any dividends the Financial Services Fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the Financial Services Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Distribution and Tax Information” below).
Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the Financial Services Fund lends its portfolio securities: (a) the Financial Services Fund must receive at least 100% cash collateral or U.S. government securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Financial Services Fund must be able to terminate the loan at any time; (d) the Financial Services Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Financial Services Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the Financial Services Fund must terminate the loan and regain the right to vote the securities.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Financial Services Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.
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Illiquid Investments and Restricted Securities
The Financial Services Fund may not acquire an illiquid investment if, immediately after the acquisition, the Financial Services Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Financial Services Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Financial Services Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Financial Services Fund’s policies and procedures.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Financial Services Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the Financial Services Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933” Act). Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Financial Services Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Financial Services Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Financial Services Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Financial Services Fund may have difficulty disposing of such investments promptly. The Financial Services Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Defensive Investing. The Financial Services Fund’s 80% investment policy will not be applicable during periods when the Financial Services Fund pursues a temporary defensive strategy, as discussed in the Prospectus. The Financial Services Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. If the Financial Services Fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Derivatives.
General. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the Financial Services Fund’s use of derivatives. The Derivatives Rule requires registered investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Each Fund qualifies as a limited derivatives user. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments.
The Financial Services Fund may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to hedge its investments, among other things, as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Financial Services Fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the Adviser expects that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Financial Services Fund’s investment objective and are permitted by its investment limitations and applicable regulatory
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authorities. The Financial Services Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.
Each Financial Instrument purchased for the Financial Services Fund is reviewed and analyzed by the Adviser to assess the risk and reward of each such instrument in relation to the Financial Services Fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Financial Services Fund.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Financial Services Fund’s portfolio. In a short hedge, the Financial Services Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Financial Services Fund intends to acquire. In a long hedge, the Financial Services Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Financial Services Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Financial Services Fund owns. Rather, it relates to a security that the Financial Services Fund intends to acquire. If the Financial Services Fund does not complete the hedge by purchasing the security as anticipated, the effect on the Financial Services Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that the Financial Services Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the Financial Services Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Financial Services Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
•Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.
•When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.
Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Financial Services Fund’s current or anticipated investments exactly. The Financial Services Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the Financial Services Fund’s other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Financial Services Fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract.
Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. The Financial Services Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price
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changes in the Financial Services Fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
•If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Financial Services Fund entered into a short hedge because its Adviser projected a decline in the price of a security in the Financial Services Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Financial Services Fund could suffer a loss. In either such case, the Financial Services Fund would have been in a better position had it not attempted to hedge at all.
•The Financial Services Fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the Financial Services Fund.
•Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Financial Services Fund are not readily marketable and are subject to the Financial Services Fund’s restrictions on illiquid investments.
The Financial Services Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Financial Services Fund.
Options, Futures and Currency Strategies. The Financial Services Fund may, but is not required to, use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., hedge against the economic impact of adverse changes in the market value of its securities because of changes in stock market prices, currency exchange rates or interest rates, to settle transactions quoted in foreign currencies, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.
To attempt to hedge against adverse movements in exchange rates between currencies, the Financial Services Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Financial Services Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the Adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Financial Services Fund may enter into a forward currency contract to sell the currency the Adviser expects to decline in an amount approximating the value of some or all of the Financial Services Fund’s securities denominated in that currency. When the Adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Financial Services Fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the Financial Services Fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the Adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Financial Services Fund are denominated (“cross hedging”). The Financial Services Fund’s custodian places cash or other liquid assets in a separate account of the Financial Services Fund having a value equal to the aggregate amount of the Financial Services Fund’s commitments under forward currency contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Financial Services Fund’s commitments with respect to such contracts.
For hedging purposes, the Financial Services Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on securities to hedge against the risk of fluctuations in the prices of securities held by the Financial Services Fund or which the Adviser intends to include in its portfolio.
The Financial Services Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates and on stock index futures and options thereon to hedge against fluctuations in the value of securities.
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The Financial Services Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Financial Services Fund is obligated as a writer. A written call option is also covered if the Financial Services Fund holds on a share-for-share basis a purchased call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Financial Services Fund in cash or other liquid assets.
The use of forward currency contracts, options and futures involves certain investment risks and transaction costs to which the Financial Services Fund might not otherwise be subject. These risks include: dependence on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in the general equity and fixed-income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Financial Services Fund invests; the lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time; and the possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
Over-the-counter options in which the Financial Services Fund may invest differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Financial Services Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.
Futures Contracts and Options on Futures Contracts. The Financial Services Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.
The purpose of entering into a futures contract is to protect the Financial Services Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Financial Services Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Financial Services Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Financial Services Fund’s not participating in a market advance. The Financial Services Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.
No consideration will be paid or received by the Financial Services Fund upon the purchase or sale of a futures contract. Initially, the Financial Services Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 2% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Financial Services Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Financial Services Fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Financial Services Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Financial Services Fund may elect to close the position by taking an opposite position, which will operate to terminate the Financial Services Fund’s existing position in the contract.
Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Financial Services Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Financial Services Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the
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securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.
Commodity Exchange Act Regulation. The Financial Services Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Financial Services Fund, from registration as a “commodity pool operator” with respect to the Financial Services Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Financial Services Fund under the CEA. As a result, the Financial Services Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Financial Services Fund’s positions in such investments may not exceed 5% of the liquidation value of the Financial Services Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Financial Services Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Financial Services Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Options on Securities. The Financial Services Fund may engage in the writing of covered call options. The Financial Services Fund may also purchase put options and enter into closing transactions.
The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Financial Services Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.
Options written by the Financial Services Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.
The Financial Services Fund may write (a) in-the-money call options when the Adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.
So long as the obligation of the Financial Services Fund as the writer of an option continues, the Financial Services Fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Financial Services Fund effects a closing purchase transaction. The Financial Services Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Financial Services Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.
An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Financial Services Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Financial Services Fund may purchase put options issued by the OCC or in the over-the-counter market.
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The Financial Services Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Financial Services Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Financial Services Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Financial Services Fund initially paid for the original option plus the related transaction costs.
Although the Financial Services Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Financial Services Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Financial Services Fund and other clients of the manager or Adviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.
In the case of options written by the Financial Services Fund that are deemed covered by virtue of the Financial Services Fund’s holding convertible or exchangeable preferred stock, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Financial Services Fund has written options may exceed the time within which the Financial Services Fund must make delivery in accordance with an exercise notice. In these instances, the Financial Services Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Financial Services Fund will not bear any market risk because the Financial Services Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Financial Services Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.
Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Financial Services Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Financial Services Fund will succeed in its option-writing program.
If positions held by the Financial Services Fund were treated as “straddles” for federal income tax purposes, or the Financial Services Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Financial Services Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Financial Services Fund has unrealized gains with respect to the other position in such straddle; (2) the Financial Services Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Stock Index Options. The Financial Services Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.
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Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Financial Services Fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Financial Services Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Financial Services Fund of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
Swaps. As one way of managing its exposure to different types of investments, the Financial Services Fund may enter into interest rate swaps and currency swaps. In a typical interest rate swap, the Financial Services Fund and a counterparty exchange their right to receive or their obligation to pay interest on a security. For example, one party may agree to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well.
Swap agreements will tend to shift the Financial Services Fund’s investment exposure from one type of investment to another. For example, if the Financial Services Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Financial Services Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Financial Services Fund’s investments and its share price and yield.
Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Financial Services Fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Financial Services Fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which the Financial Services Fund enters into swaps will be monitored by the Adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Financial Services Fund will have contractual remedies pursuant to the agreements related to the transaction. The Financial Services Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.
Mortgage-Backed Securities and Asset-Backed Securities. As the Financial Services Fund may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, it may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed
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that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
If the Financial Services Fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Financial Services Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Financial Services Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Financial Services Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Since the Financial Services Fund may also purchase asset-backed securities (“ABS”), it may be subject to many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Commercial Paper. The Financial Services Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Financial Services Fund in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Financial Services Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will, therefore, have a higher likelihood of loss than investors in the senior notes.
The Financial Services Fund may also invest in other types of fixed income securities that are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities).
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As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Financial Services Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Financial Services Fund, or if the maturity of a security is extended after purchase by the Financial Services Fund, the Adviser will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Financial Services Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.
1919 FINANCIAL SERVICES FUND - INVESTMENT POLICIES
The Financial Services Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Financial Services Fund may not be changed without the vote of a majority of the outstanding shares of the Financial Services Fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the Financial Services Fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the Financial Services Fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the Financial Services Fund. The Board may change non-fundamental investment policies at any time.
If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction. These limitations do not apply to the Fund’s borrowings or illiquid investments.
Diversification
The Financial Services Fund is currently classified as a diversified fund under the 1940 Act. This means that the Financial Services Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Financial Services Fund’s total assets would be invested in securities of that issuer or (b) the Financial Services Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Financial Services Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Financial Services Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Fundamental Investment Policies
The Financial Services Fund’s fundamental investment policies are as follows:
1)The Financial Services Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2)The Financial Services Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3)The Financial Services Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4)The Financial Services Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5)The Financial Services Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6)The Financial Services Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7)The Financial Services Fund will not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Financial Services Fund would be invested in the securities of issuers principally
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engaged in the business activities having the specific characteristics denoted by the Financial Services Fund. The Fund will be concentrated in the financial services industry.
8)The Financial Services Fund is a “diversified company” as defined by the 1940 Act.
With respect to a fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Financial Services Fund to borrow money in amounts of up to one-third of the Financial Services Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Financial Services Fund’s total assets from banks or other lenders for temporary purposes. (The Financial Services Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Financial Services Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Financial Services Fund’s asset coverage falls below 300%, the Financial Services Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Financial Services Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Financial Services Fund’s shares to be more volatile than if the Financial Services Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Financial Services Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Financial Services Fund may have to sell securities at a time and at a price that is unfavorable to the Financial Services Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Financial Services Fund’s net investment income in any given period. Currently, the Financial Services Fund has no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit the Financial Services Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to a fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Financial Services Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Financial Services Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Financial Services Fund’s underwriting commitments, when added to the value of the Financial Services Fund’s investments in issuers where the Financial Services Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Financial Services Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Financial Services Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Financial Services Fund may be considered to be an underwriter under the 1933 Act.
With respect to a fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Financial Services Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Financial Services Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Financial Services Fund’s Adviser believes the income justifies the attendant risks. The Financial Services Fund also will be permitted by this policy to make loans of money, including to other funds. The Financial Services Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Financial Services Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to a fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The
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1940 Act prohibits the Financial Services Fund from issuing senior securities, except that the Financial Services Fund may borrow money from a bank in amounts of up to one-third of the Financial Services Fund’s total assets from banks for any purpose. The Financial Services Fund may also borrow up to 5% of the Financial Services Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Financial Services Fund can increase the speculative character of the Financial Services Fund’s outstanding shares through leveraging. Leveraging of the Financial Services Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Financial Services Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Financial Services Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to a fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Financial Services Fund from owning real estate; however, the Financial Services Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC position generally limits the Financial Services Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Financial Services Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to a fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Financial Services Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Financial Services Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC position generally limits the Financial Services Fund’s purchases of illiquid investments to 15% of net assets. If the Financial Services Fund was to invest in a physical commodity or a physical commodity-related instrument, the Financial Services Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange-traded Funds that invest in physical and/or financial commodities.
With respect to a fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry or group of industries. The SEC has stated the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry or group of industries and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy prohibits the Financial Services Fund from making purchases or sales of securities of an issuer if doing so would result in the Financial Services Fund’s investments not being concentrated (per the SEC view of what constitutes “concentration”). The Fund will be concentrated in the financial services industry.
The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, or possession; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. For purposes of the Financial Services Fund’s concentration limitations, municipal securities backed principally by the assets and revenues of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, are not subject to this exception. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Financial Services Fund as to how to classify issuers within or among industries or groups of industries.
The Financial Services Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
1919 Financial Services Fund - Non-Fundamental Investment Policies
The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. The Fund’s non-fundamental policy concerning “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice. The Fund also has the following non-fundamental policy:
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The Financial Services Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Financial Services Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.
Portfolio Turnover
For reporting purposes, the Financial Services Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Financial Services Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Financial Services Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.
In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Financial Services Fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts). Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.
Following are the portfolio turnover rates for the Target Financial Services Fund for the fiscal years indicated below:

December 31, 2022	December 31, 2021
4%	10%
1919 SOCIALLY RESPONSIVE BALANCED FUND - INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES
The 1919 Socially Responsive Balanced Fund (the “Socially Responsive Fund”) is registered under the 1940 Act as an open-end, diversified management investment company.
The Socially Responsive Fund’s Prospectus discusses the Socially Responsive Fund’s investment objective and policies. The following discussion supplements the description of the Socially Responsive Fund’s investment policies in its Prospectus.
Investment Objective and Principal Investment Strategies
The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.
The Socially Responsive Fund invests in a mix of common stocks and other equity securities, including preferred equity securities, of U.S. companies of any market capitalization and fixed income securities which are primarily investment grade and may be of any maturity and any duration. The Socially Responsive Fund will maintain at least 25% of the value of its assets in fixed income securities, which are primarily investment grade and may be of any maturity and duration. The Socially Responsive Fund may invest up to 25% (and generally less than 15%) in foreign securities, including those of issuers in emerging market countries. The Socially Responsive Fund emphasizes companies that offer both attractive investment opportunities and demonstrate an awareness of their impact on the society in which they operate.
There is no guarantee that the Socially Responsive Fund will achieve its investment objective.
The Adviser, on behalf of the Socially Responsive Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. As a result, the Socially Responsive Fund is not subject to registration or regulation as a commodity pool operator under such Act even though it may engage to a limited extent in certain transactions that might otherwise subject it to such registration and regulation.
1919 SOCIALLY RESPONSIVE BALANCED FUND - INVESTMENT PRACTICES AND RISK FACTORS
The Socially Responsive Fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the Socially Responsive Fund, which all involve risks of varying degrees.
Socially Responsive Criteria
The portfolio managers believe that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies that offer attractive long-term investment potential. The portfolio managers believe that actively addressing environmental and social issues can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by
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maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality talent and improved productivity; and by becoming more involved in the community, a company can enhance its consumer franchise. The portfolio managers also believe that top quality management teams that successfully balance their companies’ business interests with their social influences can gain long-term competitive advantages, which may result in increased shareholder value and, therefore, make the company’s shares a better investment. The Socially Responsive Fund is designed to consider both financial and social criteria in all of its investment decisions.
The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to environmental and social issues related to its products, services, or methods of doing business.
Socially responsive factors considered include:
• Fair and reasonable employment practices, with due consideration of a diverse workforce
•Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights
•Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement
•Exposure to fossil fuel real assets including oil, gas and coal
•Avoidance of investments in companies that:
•Manufacture nuclear weapons or other weapons of mass destruction
•Derive more than 5% of their revenue from the production and sale of non-nuclear weaponry
•Derive more than 5% of their revenue from the production or sales of tobacco
The portfolio managers perform their own independent review of issuers based on the above factors and every investment the Fund makes is reviewed against these factors (excluding securities issued by the U.S. Government or its agencies). In conducting this review, portfolio managers will seek to understand the business profile of an issuer and to identify any concerns relating to the above factors relative to established industry norms. This review is a fundamental, qualitative analysis based on third-party data, publicly available information and issuer disclosures and is not based on any pre-established quantitative screens with respect to any particular data.
With respect to “fair and reasonable employment practices,” the portfolio managers will assess whether a company has public labor relations issues, such as lawsuits, workplace accidents, or union-related disputes. In considering a company’s “contribution to the general well-being of citizens,” the portfolio managers assess whether a company has existing conflicts or controversies with the communities or citizens thereof in which it operates. Similarly, in assessing whether a company’s business activities have a “negative impact,” the portfolio managers review whether a company has had disclosed or public controversies or conflicts with respect to its local environment.
The Fund also assesses control of or exposure to fossil fuel real assets by evaluating a company’s ownership interest in oil, gas, and/or coal assets and to what degree the company’s business is dependent on the extraction, transportation, processing, and/or distribution of oil, gas, and/or coal. In making these assessments, the portfolio managers may review sources of revenue, capital expense, planned and implemented investments, company strategic direction or other relevant factors.
Socially responsive factors are not the exclusive considerations in investment decisions but companies that are not, in the view of the portfolio managers, satisfying the above factors -- or making efforts to satisfy the above factors -- consistent with applicable industry norms will not be purchased. These portfolio restrictions are based on the belief that a company will benefit from being socially responsive by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact.
The portfolio managers use their best efforts to assess a company’s environmental and social performance. The portfolio managers monitor the related progress or deterioration of each company in which the Socially Responsive Fund invests. The Trustees monitor the socially responsive criteria used by the Socially Responsive Fund, and the portfolio managers may, upon approval of the Trustees, change the criteria used to rate the environmental and social performance of an issuer without prior notice or approval by shareholders.
While the application of the Socially Responsive Fund’s socially responsive criteria may preclude some companies with strong earnings and growth potential, the portfolio managers believe that there are sufficient investment opportunities among those companies that satisfy the socially responsive criteria to meet the Socially Responsive Fund’s investment objective.
Equity Securities
General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the NAV of the Socially Responsive Fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.
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Common Stocks. The Socially Responsive Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.
Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.
Convertible Securities. The Socially Responsive Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.
The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.
Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.
Preferred Stock. The Socially Responsive Fund may invest in preferred stocks. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Holders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Warrants. The Socially Responsive Fund may invest in warrants, which provide the Socially Responsive Fund with the right to purchase other securities of the issuer at a later date. The Socially Responsive Fund has undertaken that its investment in warrants, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants which are not listed on the NYSE. Warrants acquired by the Socially Responsive Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.
Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The Socially Responsive Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.
Real Estate Investment Trusts. The Socially Responsive Fund may invest without limitation in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage (hybrid) REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize
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capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A mortgage REIT can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders and, as a result, an investor is subject to a duplicate level of fees if the Socially Responsive Fund invests in REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically) yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, the Socially Responsive Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Socially Responsive Fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.
Investment in Other Investment Company Securities. The Socially Responsive Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unregistered investment companies, subject to the limits set forth in the 1940 Act that apply to these types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the Socially Responsive Fund invests in securities of other investment companies, Socially Responsive Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Socially Responsive Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Section 12(d)(1)(A) of the 1940 Act normally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations within the 1940 Act and pursuant to various rules promulgated by the SEC. For example, the SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions on both the acquired fund and acquiring fund, Rule 12d1-4 provides an exemption that permits the acquiring fund to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1) of the 1940 Act.
The Socially Responsive Fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500® Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index, or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Socially Responsive Fund exposure to the securities comprising the index on which the ETF is based.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the Socially Responsive Fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the Socially Responsive Fund’s investment in ETFs will ultimately depend on the purchase and
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sale price of the ETF. In the future, as new products become available, the Socially Responsive Fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.
The Socially Responsive Fund may invest in closed-end funds, which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the Socially Responsive Fund holds the shares.
Fixed Income Securities
General. The Socially Responsive Fund may invest in certain debt and fixed income securities.
These securities share three principal risks: First, the level of interest income generated by the Socially Responsive Fund’s fixed income investments may decline due to a decrease in market interest rates. When fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Socially Responsive Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Socially Responsive Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater for a security whose duration or maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Socially Responsive Fund’s NAV. The Socially Responsive Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Socially Responsive Fund’s shorter-term securities. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Issuer Risk. The value of fixed income securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.
Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.
Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Socially Responsive Fund to sustain losses on such investments. A default could impact both interest and principal payments.
Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Socially Responsive Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Socially Responsive Fund will suffer from the inability to invest in higher yield securities.
Below Investment Grade Fixed Income Securities. A description of the ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings, a division of S&P Global Inc. (“S&P”) is set forth in Appendix A. Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below BBB by S&P or Baa by Moody’s are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Socially Responsive Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.
Investment Grade Categories. Fixed income securities rated in the highest four ratings categories for long-term debt by a Nationally Recognized Statistical Rating Organization (“NRSRO”) are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., BBB by S&P or Baa by Moody’s) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated BBB/Baa or better. A description of the ratings by Moody’s and S&P is set forth in Appendix A of this SAI.
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Corporate Debt Obligations. The Socially Responsive Fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.
Mortgage-Backed and Asset-Backed Securities. The Socially Responsive Fund may purchase fixed or adjustable rate mortgage-backed securities (“MBS”) issued by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formally known as the Federal National Mortgage Association) or Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), and other asset-backed securities (“ABS”), including securities backed by automobile loans, equipment leases or credit card receivables. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Socially Responsive Fund having to reinvest proceeds at a lower interest rate. The Socially Responsive Fund may also purchase collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.
MBS may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The Socially Responsive Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Socially Responsive Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.
Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Socially Responsive Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the Adviser determines that the securities are an appropriate investment for the Socially Responsive Fund.
When-Issued and Delayed Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Socially Responsive Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Socially Responsive Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the Socially Responsive Fund prior to the actual delivery or payment by the other party to the transaction. The Socially Responsive Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. In entering into a when-issued or delayed-delivery transaction, the Socially Responsive Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.
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Other Fixed Income Securities. The Socially Responsive Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Credit Ratings. The Socially Responsive Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Socially Responsive Fund, or if the maturity of a security is extended after purchase by the Socially Responsive Fund, the Adviser will decide whether the security should be held or sold. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the Socially Responsive Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.
Floating and Variable Rate Income Securities. The Socially Responsive Fund may invest in floating and variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit (“CD”) or the London Inter-Bank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Such securities include variable rate master demand notes.
Zero Coupon, Discount and Payment-in-kind Securities. The Socially Responsive Fund may invest in “zero coupon” and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.
The values of these securities may be highly volatile as interest rates rise or fall. In addition, the Socially Responsive Fund’s investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the Socially Responsive Fund each year. The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the Socially Responsive Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for the Socially Responsive Fund to continue to qualify for tax treatment as a RIC and to avoid income and possibly excise tax, the Socially Responsive Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Socially Responsive Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Socially Responsive Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.
U.S. Government Securities. The Socially Responsive Fund may invest in U.S. government securities, which include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government; (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the Socially Responsive Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the
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event the agency or instrumentality does not meet its commitments. Therefore, the Socially Responsive Fund will invest in obligations issued by such an instrumentality only if the Socially Responsive Fund’s Adviser determines the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Socially Responsive Fund. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
Short-Term Investments. When the portfolio managers believe that a defensive investment posture is warranted or when attractive investment opportunities do not exist, the Socially Responsive Fund may temporarily invest all or a portion of its assets in short-term money market instruments. The money market instruments in which the Socially Responsive Fund may invest are U.S. government securities, certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and other banking institutions having total assets in excess of $500 million; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. To the extent the Socially Responsive Fund is investing in short-term investments as a temporary defensive posture, the Socially Responsive Fund’s investment objective may not be achieved. CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Socially Responsive Fund, depending upon the principal amount of CDs of each bank held by the Socially Responsive Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.
Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Adviser will carefully evaluate such investments on a case-by-case basis.
Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Socially Responsive Fund may invest in short-term debt obligations of issuers that at the time of purchase are rated A-2, A-1 or A-1+ by S&P or Prime-2 or Prime-1 by Moody’s or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of S&P or Moody’s.
Variable Rate Demand Notes. The Socially Responsive Fund may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are direct lending arrangements between the Socially Responsive Fund and an issuer, and are not normally traded in a secondary market. The Socially Responsive Fund, however, may demand payment of principal and accrued interest at any time. In addition, while variable rate demand notes generally are not rated,
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their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of issuers of variable rate demand notes and continually will monitor their financial ability to meet payment on demand.
Derivatives
General. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the Socially Responsive Fund’s use of derivatives. The Derivatives Rule requires registered investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Each Fund qualifies as a limited derivatives user. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business.
The Socially Responsive Fund may utilize a variety of transactions using derivatives, such as futures and options on securities or securities indexes and options on these futures and interest rate futures (collectively, “Financial Instruments”). The Socially Responsive Fund may use Financial Instruments as a hedging technique in an attempt to manage risk in the Socially Responsive Fund’s portfolio, as a substitute for buying or selling securities and as a cash flow management technique. The Socially Responsive Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the Socially Responsive Fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the Socially Responsive Fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities and techniques to the extent that they are consistent with the Socially Responsive Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit the Socially Responsive Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Socially Responsive Fund as broadly as possible. Statements concerning what the Socially Responsive Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the Socially Responsive Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the Socially Responsive Fund. In general, the use of Financial Instruments may increase the volatility of the Socially Responsive Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Socially Responsive Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
•Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Socially Responsive Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the Adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the Adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
•The Socially Responsive Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Socially Responsive Fund is not successful in its negotiations, the Socially Responsive Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The Socially Responsive Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell
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portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the Socially Responsive Fund continues to be subject to investment risk on the Financial Instrument. The Socially Responsive Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
•Certain Financial Instruments transactions may have a leveraging effect on the Socially Responsive Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Socially Responsive Fund engages in transactions that have a leveraging effect, the value of the Socially Responsive Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Socially Responsive Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
•Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Socially Responsive Fund.
•Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Socially Responsive Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the Socially Responsive Fund’s limitation on illiquid investments.
•In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Socially Responsive Fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the Socially Responsive Fund might have been in a better position had it not attempted to hedge at all.
•Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Socially Responsive Fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Socially Responsive Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
•Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Socially Responsive Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
•Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the Socially Responsive Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
•Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that either are required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Socially Responsive Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Socially Responsive Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
•Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States.
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Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.
•Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
•Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
The Socially Responsive Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Socially Responsive Fund.
Options on Securities. The Socially Responsive Fund may write covered call options and enter into closing transactions with respect thereto. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the Socially Responsive Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.
Options written by the Socially Responsive Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The Socially Responsive Fund may write (a) in-the-money call options when the Adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.
So long as the obligation of the Socially Responsive Fund as the writer of an option continues, the Socially Responsive Fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Socially Responsive Fund effects a closing purchase transaction. The Socially Responsive Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Socially Responsive Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.
An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The Socially Responsive Fund expects to write options only on national securities exchanges or in the OTC market. The Socially Responsive Fund may purchase put options issued by the OCC or in the OTC market. The Socially Responsive Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Socially Responsive Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Socially Responsive Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Socially Responsive Fund initially paid for the original option plus the related transaction costs.
Although the Socially Responsive Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such
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secondary market may exist or option may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Socially Responsive Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Socially Responsive Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.
In the case of options written by the Socially Responsive Fund that are deemed covered by virtue of the Socially Responsive Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Socially Responsive Fund has written options may exceed the time within which the Socially Responsive Fund must make delivery in accordance with an exercise notice. In these instances, the Socially Responsive Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Socially Responsive Fund will not bear any market risk because the Socially Responsive Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Socially Responsive Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.
Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Socially Responsive Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Socially Responsive Fund will succeed in its option-writing program.
If positions held by the Socially Responsive Fund were treated as “straddles” for federal income tax purposes, or the Socially Responsive Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Socially Responsive Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Socially Responsive Fund has unrealized gains with respect to the other position in such straddle; (2) the Socially Responsive Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Stock Index Options. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.
Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
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The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Socially Responsive Fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Socially Responsive Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Socially Responsive Fund of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
Futures and Options on Futures. When deemed advisable by the Adviser, the Socially Responsive Fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for the purpose of hedging against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices, or as a substitute for buying or selling securities or as a cash flow management technique.
An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option. When the Socially Responsive Fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if the Socially Responsive Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Socially Responsive Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Socially Responsive Fund’s not participating in a market advance. The Socially Responsive Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The Socially Responsive Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.
Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the Socially Responsive Fund will incur brokerage fees when it buys or sells futures contracts.
No consideration will be paid or received by the Socially Responsive Fund upon the purchase or sale of a futures contract. Initially, the Socially Responsive Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Socially Responsive Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Socially Responsive Fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Socially Responsive Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Socially Responsive Fund may elect to close the position by taking an opposite position, which will operate to terminate the Socially Responsive Fund’s existing position in the contract.
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Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Socially Responsive Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.
Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Commodity Exchange Act Regulation. The Socially Responsive Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Socially Responsive Fund, from registration as a “commodity pool operator” with respect to the Socially Responsive Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Socially Responsive Fund under the CEA. As a result, the Socially Responsive Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, the Socially Responsive Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Socially Responsive Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Socially Responsive Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Socially Responsive Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Socially Responsive Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Socially Responsive Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Margin Requirements. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Socially Responsive Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Socially Responsive Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the Socially Responsive Fund enters into a long position in a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Socially Responsive Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Socially Responsive Fund may elect to close the position by taking an opposite position, which will operate to terminate the Socially Responsive Fund’s existing position in the contract.
For example, when the Socially Responsive Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Socially Responsive Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Socially Responsive Fund purchases a futures contract and the value of the underlying
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security or index declines, the position is less valuable, and the Socially Responsive Fund is required to make a variation margin payment to the broker.
At any time prior to expiration of the futures contract, a fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Socially Responsive Fund, and the Socially Responsive Fund realizes a loss or a gain.
When the Socially Responsive Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (anticipatory hedge). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Socially Responsive Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Socially Responsive Fund’s securities (defensive hedge). To the extent that the Socially Responsive Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Socially Responsive Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Socially Responsive Fund with attendant transaction costs.
The Socially Responsive Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.
Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.
At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities or debt securities, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss as well as gain to the investor.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
As with options on securities, the holder of an option on futures contracts may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The Socially Responsive Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.
In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The Socially Responsive Fund will not purchase options on futures contracts on any exchange unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Socially Responsive Fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.
Special Risks of Writing Options. Option writing for the Socially Responsive Fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a RIC In addition to writing covered call options to generate current income, the Socially Responsive Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Socially Responsive Fund bears
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the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Socially Responsive Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by the Socially Responsive Fund of options will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Socially Responsive Fund’s performance.
The ability of the Socially Responsive Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Socially Responsive Fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the Socially Responsive Fund cannot enter into a closing purchase transaction with respect to a call option it has written, the Socially Responsive Fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The Socially Responsive Fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.
Other Investment Practices
Foreign Securities
The Socially Responsive Fund may invest a portion of its assets, generally less than 15% (but not more than 25%), in securities of foreign issuers, including those of issuers in emerging market countries. The Socially Responsive Fund may invest directly in foreign issuers or invest in depositary receipts. The returns of the Socially Responsive Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of Funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as emerging market countries.
The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the Socially Responsive Fund are uninvested and no return can be earned on them. The inability of the Socially Responsive Fund to make intended investments due to settlement problems could cause the Socially Responsive Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the Socially Responsive Fund due to subsequent declines in value of the portfolio security or, if the Socially Responsive Fund has entered into a contract to sell the security, could result in liability to the purchaser.
Since the Socially Responsive Fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the Socially Responsive Fund’s shares and may also affect the value of dividends and interest earned by the Socially Responsive Fund and gains and losses realized by the Socially Responsive Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.
Economic, Political and Social Factors. Certain non-U.S. countries, including emerging market countries, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial
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markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Socially Responsive Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Socially Responsive Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Socially Responsive Fund’s investment in those markets and may increase the expenses of the Socially Responsive Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Socially Responsive Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Socially Responsive Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Socially Responsive Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.
Sovereign Government and Supranational Debt. The Socially Responsive Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non- U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Europe—Recent Events. In January 2020 the United Kingdom left the European Union (“Brexit”), highlighting political divisions within the United Kingdom and between the United Kingdom and European Union. As a consequence of Brexit, there has been uncertainty in both United Kingdom and European markets and the broader world economy. Markets, specifically in the United Kingdom and European Union, may be impacted, leading to increased volatility, lower liquidity, and slower economic growth that could potentially have an adverse effect on the value of the Fund’s investments.
Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Socially Responsive Fund. For example, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of Funds for a period of time.
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In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the Socially Responsive Fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Socially Responsive Fund’s investments in certain foreign banks and other financial institutions.
Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Socially Responsive Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Socially Responsive Fund are uninvested and no return is earned thereon. The inability of the Socially Responsive Fund to make intended security purchases due to settlement problems could cause the Socially Responsive Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Socially Responsive Fund due to subsequent declines in value of the portfolio security or, if the Socially Responsive Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.
Depositary Receipts. Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the Socially Responsive Fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States.
Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Socially Responsive Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.
Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.
The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Socially Responsive Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.
Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Socially Responsive Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Socially Responsive Fund will not also be expropriated, nationalized or otherwise confiscated at some time in the future. If such confiscation were to occur, the Socially Responsive Fund could lose a substantial portion or all of its investments in such countries. The Socially Responsive Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which the Socially Responsive Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Socially Responsive Fund’s investment in those countries.
Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.
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Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for the Socially Responsive Fund to pursue claims against a foreign issuer in the courts of a foreign country.
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.
Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.
To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Socially Responsive Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Socially Responsive Fund. The Socially Responsive Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Socially Responsive Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Socially Responsive Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.
Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.
The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Socially Responsive Fund could lose its entire investment in any such country.
Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Socially Responsive Fund to make intended securities purchases due to settlement problems could cause the Socially Responsive Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Socially Responsive Fund due to subsequent declines in the value of the portfolio security or, if the Socially Responsive Fund has entered into a contract to sell the security, in possible liability to the purchaser. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Socially Responsive Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Socially Responsive Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the Socially Responsive Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.
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Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.
One or more of the risks discussed above could affect adversely the economy of a developing market or the Socially Responsive Fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the Socially Responsive Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Socially Responsive Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.
Many of the Socially Responsive Fund’s investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.
Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Socially Responsive Fund’s investments are denominated relative to the U.S. dollar will affect the Socially Responsive Fund’s NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Socially Responsive Fund’s securities are quoted would reduce the Socially Responsive Fund’s NAV per share.
Eurodollar or Yankee Obligations. The Socially Responsive Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Illiquid Investments and Restricted Securities
The Socially Responsive Fund may not acquire an illiquid investment if, immediately after the acquisition, the Socially Responsive Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Socially Responsive Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Socially Responsive Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Socially Responsive Fund’s policies and procedures.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Socially Responsive Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private
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placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the Socially Responsive Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933” Act). Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Socially Responsive Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Socially Responsive Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Socially Responsive Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Socially Responsive Fund may have difficulty disposing of such investments promptly. The Socially Responsive Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Illiquid investments may be difficult to value and the Socially Responsive Fund may have difficulty disposing of such investments promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The Socially Responsive Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.
Securities of Unseasoned Issuers. Securities in which the Socially Responsive Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and be dependent on products or services without an established market share.
Repurchase Agreements. Under the terms of a typical repurchase agreement, the Socially Responsive Fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the Socially Responsive Fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the Socially Responsive Fund, thereby determining the Socially Responsive Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Socially Responsive Fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the Socially Responsive Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Socially Responsive Fund or its custodian is required to have control of the collateral, which the Adviser, as applicable, believe will give the Socially Responsive Fund a valid, perfected security interest in the collateral.
Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Socially Responsive Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Socially Responsive Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the Socially Responsive Fund enters into a repurchase agreement involving securities a Fund could not purchase directly, and the counterparty defaults, the Socially Responsive Fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.
Repurchase agreements maturing in more than seven days are considered to be illiquid.
Pursuant to an exemptive order issued by the SEC, the Socially Responsive Fund, along with other affiliated entities managed by the Adviser, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.
Reverse Repurchase Agreements. The Socially Responsive Fund may enter into reverse repurchase agreements, which involve the sale of Socially Responsive Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Socially Responsive Fund can recover all or most of the cash invested in the portfolio securities involved during
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the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Socially Responsive Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Socially Responsive Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Socially Responsive Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Socially Responsive Fund’s assets.
Securities Lending. Consistent with applicable regulatory requirements, the Socially Responsive Fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The Socially Responsive Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the SEC. From time to time, the Socially Responsive Fund may pay to the borrower and/or a third party which is unaffiliated with the Socially Responsive Fund or the Adviser and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the Socially Responsive Fund in lieu of any dividends the Socially Responsive Fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the Socially Responsive Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Distributions and Tax Information” below).
Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the Socially Responsive Fund lends its portfolio securities: (a) the Socially Responsive Fund must receive at least 100% cash collateral or U.S. government securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Socially Responsive Fund must be able to terminate the loan at any time; (d) the Socially Responsive Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Socially Responsive Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the Socially Responsive Fund must terminate the loan and regain the right to vote the securities.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Socially Responsive Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.
Venture Capital Investments. The Socially Responsive Fund may invest up to 5% of its total assets in venture capital investments, that is, new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. Venture capital investments may be difficult to value and the Socially Responsive Fund may have difficulty disposing of such investments promptly. The disposition of U.S. venture capital investments, which may include limited partnership interests, normally would be restricted under federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the 1933 Act. The Socially Responsive Fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result of these restrictions, the Socially Responsive Fund may be unable to dispose of such investments at times when disposal is deemed appropriate due to investment or liquidity considerations; alternatively, the Socially Responsive Fund may be forced to dispose of such investments at less than fair market value. Where registration is required, the Socially Responsive Fund may be obligated to pay part or all of the expenses of such registration.
Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the Socially Responsive Fund because they are managed by an affiliate of the manager, may invest in the Socially Responsive Fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.
From time to time, the Socially Responsive Fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the Socially Responsive Fund. In the event of such redemptions or investments, the Socially Responsive Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the Socially Responsive Fund’s performance. Redemptions of Socially Responsive Fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the Socially Responsive Fund and might increase brokerage and/or other transaction costs.
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The Socially Responsive Fund’s Adviser may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the Adviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the Socially Responsive Fund) than would be permitted for an unaffiliated investor. The Adviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the Socially Responsive Fund in accordance with its fiduciary duty to the Socially Responsive Fund. As necessary, the Adviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the Socially Responsive Fund by Section 529 plans.
1919 SOCIALLY RESPONSIVE BALANCED FUND - INVESTMENT POLICIES
The Socially Responsive Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. fundamental investment policies of the Socially Responsive Fund may not be changed without the vote of a majority of the outstanding shares of the Socially Responsive Fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the Socially Responsive Fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the Socially Responsive Fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the Socially Responsive Fund. The Board may change non-fundamental investment policies at any time.
Except with respect to borrowing, if any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
Diversification
The Socially Responsive Fund is currently classified as a diversified fund under the 1940 Act. This means that the Socially Responsive Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Socially Responsive Fund’s total assets would be invested in securities of that issuer or (b) the Socially Responsive Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Socially Responsive Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Socially Responsive Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Fundamental Investment Policies
The Socially Responsive Fund’s fundamental investment policies are as follows:
1)The Socially Responsive Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2)The Socially Responsive Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3)The Socially Responsive Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4)The Socially Responsive Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5)The Socially Responsive Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6)The Socially Responsive Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Socially Responsive Fund may not make any investment if, as a result, the Socially Responsive Fund’s investments will be concentrated in any one industry or group of industries.
8)The Socially Responsive Fund is a “diversified company” as defined by the 1940 Act.
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With respect to a fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Socially Responsive Fund to borrow money in amounts of up to one-third of the Socially Responsive Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Socially Responsive Fund’s total assets from banks or other lenders for temporary purposes. (The Socially Responsive Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Socially Responsive Fund’s asset coverage falls below 300%, the Socially Responsive Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Socially Responsive Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Socially Responsive Fund’s shares to be more volatile than if the Socially Responsive Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Socially Responsive Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Socially Responsive Fund may have to sell securities at a time and at a price that is unfavorable to the Socially Responsive Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Socially Responsive Fund’s net investment income in any given period. Currently, the Socially Responsive Fund has no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit the Socially Responsive Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to a fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the Socially Responsive Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Socially Responsive Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Socially Responsive Fund’s underwriting commitments, when added to the value of the Socially Responsive Fund’s investments in issuers where the Socially Responsive Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Socially Responsive Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Socially Responsive Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Socially Responsive Fund may be considered to be an underwriter under the 1933 Act.
With respect to a fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Socially Responsive Fund from making loans; however, SEC interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Socially Responsive Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Socially Responsive Fund’s Adviser believes the income justifies the attendant risks. The Socially Responsive Fund also will be permitted by this policy to make loans of money, including to other funds. The Socially Responsive Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Socially Responsive Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
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With respect to a fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Socially Responsive Fund obligations that have a priority over the Socially Responsive Fund’s shares with respect to the payment of dividends or the distribution of Socially Responsive Fund assets. The 1940 Act prohibits the Socially Responsive Fund from issuing senior securities, except that the Socially Responsive Fund may borrow money from a bank in amounts of up to one-third of the Socially Responsive Fund’s total assets from banks for any purpose. The Socially Responsive Fund may also borrow up to 5% of the Socially Responsive Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Socially Responsive Fund can increase the speculative character of the Socially Responsive Fund’s outstanding shares through leveraging. Leveraging of the Socially Responsive Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Socially Responsive Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Socially Responsive Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to a fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Socially Responsive Fund from owning real estate; however, the Socially Responsive Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC position generally limits the Socially Responsive Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Socially Responsive Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to a fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the Socially Responsive Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the Socially Responsive Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC position generally limits a fund’s purchases of illiquid investments to 15% of net assets. If the Socially Responsive Fund was to invest in a physical commodity or a physical commodity-related instrument, the Socially Responsive Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.
With respect to a fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry or group of industries. The SEC has stated that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry or group of industries. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry or group of industries. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. For purposes of the Fund’s concentration limitations, municipal securities backed principally by the assets and revenues of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, are not subject to this exception. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Socially Responsive Fund as to how to classify issuers within or among industries or groups of industries.
The Socially Responsive Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
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Non-Fundamental Investment Policy
The Socially Responsive Fund’s non-fundamental investment policy is as follows:
The Socially Responsive Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Socially Responsive Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.
Portfolio Turnover
For reporting purposes, the Socially Responsive Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Socially Responsive Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Socially Responsive Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.
In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Socially Responsive Fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts). Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.
Following are the portfolio turnover rates for the Target Socially Responsive Fund for the fiscal periods indicated below:

December 31, 2022	December 31, 2021
13%	9%
1919 MARYLAND TAX-FREE INCOME FUND - INVESTMENT PRACTICES AND RISK FACTORS
The Maryland Fund may use any of the following instruments or techniques, among others:
Special Factors Affecting the Maryland Fund
Because the Maryland Fund focuses investments in a specific state, certain risks associated with investment in the Maryland Fund are more pronounced than if the Maryland Fund’s investments were more widely diversified. These risks include the possible enactment of new legislation in the state of Maryland, which could affect Maryland municipal obligations, economic factors which could affect these obligations and varying levels of supply and demand for Maryland municipal obligations.
The Maryland Fund assumes no obligation to update the following information relating to Maryland.
Risk Factors — The Maryland Constitution prohibits the contracting of State general obligation debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.
There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee’s responsibilities are advisory only, the Governor is required to give due consideration to the committee’s findings in preparing a preliminary allocation of new general debt authorization for the ensuing fiscal year. The continuation of the credit ratings on State debt is dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenues in the annual State budget or to raise the rate of State property tax levies, and the ability to maintain the amount of authorized debt within the range of affordability.
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Local Subdivision Debt. The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient Funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.
Municipal Obligations
Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of private activity bonds issued by non-governmental users (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute an item of tax preference (“Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”). Accordingly, under normal circumstances, a fund’s investment in obligations the interest on which is a Tax Preference Item, including PABs, will be limited to a maximum of 20% of its net assets.
Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.
The municipal obligations in which the Maryland Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the Maryland Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Maryland Fund a specified, undivided pro rata interest in the total amount of the obligation.
Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase contracts or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. If a governmental user were to invoke a non-appropriation clause, the security could lose much or all of its value or could be paid in ways that do not entitle the holder to a tax exemption on the payments.
In determining the liquidity of a municipal lease obligation, the Adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The Maryland Fund’s investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the Adviser determines, pursuant to guidelines established by the Board that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the Maryland Fund has valued the security.
The municipal obligations in which the Maryland Fund may invest also include zero coupon bonds and deferred interest bonds, although the Maryland Fund currently does not intend to invest more than 5% of the value of its total assets in such instruments during the coming year. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. Like other municipal securities, the price can also reflect a premium or discount to par reflecting the market’s judgment as to the issuer’s creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds
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will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a delay before the regular payment of interest begins. Such instruments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such instruments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. The Maryland Fund will accrue income on such investments for accounting purposes, which income must be distributed to shareholders for tax purposes.
An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.
Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and Maryland state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither the Maryland Fund nor the Adviser will independently review the basis for such opinions.
The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures that could affect the state tax treatment of the Maryland Fund’s distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the Maryland Fund and the value of its assets could be materially and adversely affected. In such event, the Maryland Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.
The municipal obligations in which the Maryland Fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland United States entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by the Maryland Fund.
Concentration
The Maryland Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, PABs or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one issue of bonds (such as proposed legislation affecting healthcare or the financing of a project, shortages or price increases of needed materials or declining markets or needs for the projects) would most likely affect other bonds in the same segment, thereby potentially increasing market risk. As a result, the Maryland Fund is subject to greater risk than other funds that do not follow this practice.
Callable Bonds
Callable municipal bonds are municipal bonds that carry a provision permitting the issuer to redeem the bonds prior to their maturity dates at a specified price, which typically reflects a premium over the bonds’ original issue price. If the proceeds of a bond owned by the Maryland Fund called under circumstances favorable to the issuer are reinvested, the result may be a lower overall yield on such proceeds upon reinvestment because of lower prevailing interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Maryland Fund, depending on the price at which such bonds were redeemed.
Each callable bond is “marked-to-market” daily based on the bond’s call date so that the call of some or all of the Maryland Fund’s callable bonds is not expected to have a material impact on the Maryland Fund’s NAV. In light of the Maryland Fund’s pricing policies and because the Maryland Fund follows certain amortization procedures required by the Internal Revenue Service (the “IRS”), the Maryland Fund does not expect to suffer any material adverse impact in connection with a call of bonds purchased at a premium. Notwithstanding such policies, however, as with any investment strategy, a call may have a more substantial impact than anticipated.
Callable bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years from the date of issue, after which time such bonds may be redeemed by the issuer. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower
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rates than those obtained in prior years. If interest rates decline as the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may in fact be redeemed by the issuers.
Stand-By Commitments
The Maryland Fund may acquire “stand-by commitments” with respect to its investments in municipal obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the Maryland Fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the Maryland Fund’s option, specified municipal obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by the Maryland Fund will not exceed 25% of the Maryland Fund’s total assets calculated immediately after each stand-by commitment is acquired.
When the Maryland Fund exercises a stand-by commitment that it has acquired from a dealer with respect to municipal obligations held by it, the dealer normally pays the Maryland Fund an amount equal to (1) the Maryland Fund’s acquisition cost of the municipal obligations (excluding any accrued interest which the Maryland Fund paid on its acquisition) less any amortized market premium or plus any amortized market or original issue discount during the period the Maryland Fund owned the securities, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Maryland Fund, whichever is later. The Maryland Fund’s right to exercise stand-by commitments is unconditional and unqualified and exercisable by the Maryland Fund at any time prior to the underlying securities’ maturity.
A stand-by commitment is not transferable by the Maryland Fund without the underlying securities, although the Maryland Fund could sell the underlying municipal obligations to a third party at any time. The Maryland Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The Maryland Fund intends to enter into stand-by commitments only with those banks, brokers and dealers that in the adviser’s opinion present minimal credit risks.
The Maryland Fund intends to acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not ordinarily affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments would not affect the average weighted maturity of the assets of the Maryland Fund.
Fixed, Variable and Floating Rate Obligations
The Maryland Fund may invest in fixed, variable and floating rate municipal obligations. A variable rate obligation differs from an obligation with a fixed rate coupon, the value of which fluctuates in inverse relation to interest rate changes; that is, the market value of fixed rate obligations generally declines when market interest rates increase, and increases when market interest rates decline. If interest rates decline below the coupon rate, generally the obligation sells at a premium. If interest rates increase above the coupon rate, generally the obligation sells at a discount. The magnitude of such fluctuations is also a function of the period of time remaining until the obligation matures. Short-term fixed rate obligations are minimally affected by interest rate changes; the greater the remaining period until maturity, the greater the fluctuation in value of a fixed rate obligation is likely to be.
Variable rate obligation coupons are not fixed for the full term of the obligation, but are adjusted periodically based upon changes in prevailing interest rates. As a result, the value of variable rate obligations is less affected by changes in interest rates. The more frequently such obligations are adjusted, the less such obligations are affected by interest rate changes during the period between adjustments. The value of a variable rate obligation, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer.
There is no limitation on the percentage of the Maryland Fund’s assets that may be invested in variable rate obligations. However, the Maryland Fund will limit the value of its investment in any variable rate securities that are illiquid and in all other illiquid securities to 15% or less of its net assets.
Floating rate obligations also are not fixed, but are adjusted as specified benchmark interest rates change. In other respects, their characteristics are similar to variable rate obligations, as discussed above.
The Maryland Fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. Because the Maryland Fund invests in such securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Maryland Fund. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such lending rate changes. Such securities often react to changes in market interest rates in a manner similar to shorter-term securities that mature at the time of the next interest rate reset for the variable or floating rate instrument. In
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calculating its dollar-weighted average maturity, the Maryland Fund may determine the maturity of a variable or floating rate note according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.
Yield Factors and Ratings
The yield of a municipal obligation is dependent on a variety of factors, including general municipal securities market conditions, general fixed-income market conditions, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and expectations regarding changes in income tax rates.
Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”), and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of obligations. A description of the ratings assigned to obligations by Moody’s, S&P and Fitch is included in Appendix A. The Maryland Fund may consider these ratings in determining whether to purchase, sell or hold a security. The ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the obligations which they undertake to rate. Ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may not make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.
The Maryland Fund may only invest in investment grade securities. Investment grade securities are those rated within the four highest grades by Moody’s, S&P, or Fitch or, if unrated, deemed by the Adviser to be of comparable quality. Subsequent to its purchase by the Maryland Fund, an issue of obligations may cease to be rated or its rating may be reduced below investment grade. If as a result of such a downgrading, or, for unrated securities, because the Adviser determines they are no longer of comparable quality to investment grade securities, more than 5% of the Maryland Fund’s total assets are represented by securities rated below investment grade or the equivalent, the Adviser will, as soon as practicable consistent with achieving an orderly disposition of the securities, sell such holdings until they represent 5% or less of the Maryland Fund’s total assets. Securities rated below investment grade are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid which means that the Maryland Fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. The Adviser will carefully monitor the continuing creditworthiness of issuers that have been downgraded.
In addition to the agency ratings, there are other criteria which will be used by the Adviser in selecting securities for the Maryland Fund. Consideration will be given to the maturity and duration of each bond as well as its effect on the overall average maturity and duration of the portfolio. Analysis of the current and historical yield spreads is done to determine the relative value in any bond considered for purchase. The coupon level and call features also figure in the decision on the relative merits of an investment. Consideration is also given to the type of bond — whether it is a general obligation or a revenue bond. In addition to this examination of bond characteristics, significant effort is devoted to analysis of the creditworthiness of the bond issuer at the time of purchase and on an ongoing basis. The Adviser will also analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality.
Securities Lending
The Maryland Fund may engage in securities lending and may invest in zero coupon and deferred interest bonds. Any income from securities lending will be taxable.
The Maryland Fund may lend portfolio securities to dealers in municipal securities, brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Maryland Fund’s custodian. During the time the securities are on loan, the borrower will pay the Maryland Fund an amount equivalent to any interest paid on such securities, and the Maryland Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of taxable interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Maryland Fund or the borrower. The Maryland Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The risks of securities lending are similar to those of reverse repurchase agreements. Because interest from securities lending is taxable, the Maryland Fund presently does not intend to loan more than 5% of its portfolio securities at any given time.
Reverse Repurchase Agreements
The Maryland Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Maryland Fund and creates leverage in the Maryland Fund’s portfolio. In a reverse repurchase transaction, the Maryland Fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the Maryland Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the
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amount of cash that the Maryland Fund received when it sold the instrument, representing the equivalent of an interest payment by the Maryland Fund for the use of the cash. During the term of the transaction, the Maryland Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
The Maryland Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this Statement of Additional Information, the Maryland Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Maryland Fund’s portfolio manager in other securities or instruments in an effort to increase the Maryland Fund’s investment returns.
During the term of the transaction, the Maryland Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Maryland Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Maryland Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Maryland Fund more volatile and increases the Maryland Fund’s overall investment exposure. In addition, if the Maryland Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Maryland Fund’s return.
When the Maryland Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Maryland Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Maryland Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, the Maryland Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio manager’s strategy and result in lower Maryland Fund returns. At the time the Maryland Fund enters into a reverse repurchase agreement, the Maryland Fund is required to set aside cash or other appropriate liquid securities in the amount of the Maryland Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Maryland Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of Maryland Fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.
Repurchase Agreements
Under the terms of a typical repurchase agreement, the Maryland Fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the Maryland Fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the Maryland Fund, thereby determining the Maryland Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Maryland Fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the Maryland Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Maryland Fund or its custodian is required to have control of the collateral, which the Adviser believes will give the Maryland Fund a valid, perfected security interest in the collateral.
Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Maryland Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Maryland Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the Maryland Fund enters into a repurchase agreement involving securities the Maryland Fund could not purchase directly, and the counterparty defaults, the Maryland Fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.
Pursuant to an exemptive order issued by the SEC, the Maryland Fund, along with other affiliated entities managed by the Adviser, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.
Repurchase agreements maturing in more than seven days are considered to be illiquid. The Maryland Fund will enter into repurchase agreements only with financial institutions determined by its Adviser to present minimal risk of default during the term of the agreement.
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Other Taxable Investments
For temporary defensive purposes, when, in the Adviser’s opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the Maryland Fund may invest in taxable short-term investments consisting of: (i) obligations of the U.S. government, its agencies and instrumentalities; (ii) certificates of deposit and bankers’ acceptances of U.S. domestic banks with assets of one billion dollars or more; (iii) commercial paper or other corporate notes of high quality; and (iv) any of such items subject to short-term repurchase agreements.
Futures and Option Strategies
To protect against the effect of adverse changes in interest rates, the Maryland Fund may purchase and sell interest rate futures contracts and options on securities indices and may purchase put options on interest rate futures contracts (practices known as “hedging”). The Maryland Fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying financial instrument) to attempt to reduce the risk of fluctuations in its value. The Maryland Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying financial instrument) to attempt to establish more definitely the return on securities the Maryland Fund intends to purchase. The Maryland Fund may not use these instruments for speculation or leverage. In addition, the Maryland Fund’s ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Any gains from futures and options transactions will be taxable; accordingly, the Adviser may not make extensive use of the techniques described.
The success of the Maryland Fund’s strategies in reducing risks depends on many factors, the most significant of which is the Adviser’s ability to predict market interest rate changes correctly, which differs from its ability to select portfolio securities. In addition, a hedge could be unsuccessful if the changes in the value of the Maryland Fund’s futures contract or option positions do not correlate to the changes in the value of its investments. It is also possible that the Maryland Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the Maryland Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Maryland Fund to maintain “cover” or to segregate securities in connection with hedging transactions. Because the markets for futures and options are not always liquid, the Maryland Fund may be unable to close out or liquidate its hedged position and may be locked in during a market decline. The Adviser attempts to minimize the possible negative effects of these factors through careful selection and monitoring of the Maryland Fund’s futures and options positions. The Adviser is of the opinion that the Maryland Fund’s investments in futures transactions will not have a material adverse effect on the Maryland Fund’s liquidity or ability to honor redemptions.
The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing the portfolios. While utilization of options, future contracts and similar instruments may be advantageous to the Maryland Fund, if the Adviser is not successful in employing such instruments in managing the Maryland Fund’s investments or in predicting interest rate changes, the Maryland Fund’s performance will be worse than if the Maryland Fund did not use such instruments. In addition, the Maryland Fund will pay commissions and other costs in connection with such investments, which may increase the Maryland Fund’s expenses and reduce its yield.
The Maryland Fund’s current policy is to limit options and futures transactions to those described above. The Maryland Fund currently does not intend to purchase put and call options having a value in excess of 5% of its total assets.
Interest Rate Futures Contracts
Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Ginnie Mae certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.
The Maryland Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the Maryland Fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the Maryland Fund intends to purchase. The Maryland Fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the Maryland Fund no longer wished to purchase the securities, it would close out the futures contract before delivery.
The Maryland Fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the Maryland
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Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Maryland Fund. The Maryland Fund does not expect ordinarily to hold futures contracts it has sold until delivery or to use securities it owns to satisfy delivery requirements. Instead, the Maryland Fund expects to close out such contracts before the delivery date.
The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to the Maryland Fund will not exactly match the securities the Maryland Fund wishes to hedge or intends to purchase, and consequently, will not provide a perfect hedge against all price fluctuation. However, since fixed-income instruments all respond similarly to changes in interest rates, a futures contract, the underlying instrument of which differs from the securities the Maryland Fund wishes to hedge or intends to purchase, may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions the Maryland Fund wishes to hedge and the standardized futures contracts available to it, the Maryland Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.
Futures Trading
If the Maryland Fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a trading venue for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the Maryland Fund has sold) at the current price as determined on the futures exchange. The Maryland Fund’s gain or loss on closing out a futures contract depends on the difference between the price at which the Maryland Fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that the Maryland Fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If the Maryland Fund was unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.
At the time the Maryland Fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or “FCM”), a percentage of the contract’s value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond and is returned to the Maryland Fund when the futures position is terminated; after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by the Maryland Fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of the Maryland Fund’s investment limitations. Initial margin may be maintained either in cash or in appropriate liquid securities such as U.S. Government securities.
As the contract’s value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract’s value moves against the Maryland Fund (i.e., the Maryland Fund’s futures position declines in value), the Maryland Fund may be required to make payments to the FCM, and, conversely, the Maryland Fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as marking-to-market and takes place on a daily and intra-day basis.
In addition to initial margin deposits, the Maryland Fund will instruct its custodian to segregate (or it will designate on its books as segregated) additional cash and appropriate liquid securities to cover its obligations under futures contracts it has purchased. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by the Maryland Fund, less the amount deposited as initial margin. When the Maryland Fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. The Maryland Fund will not sell futures contracts with a value exceeding the value of securities it owns, except that the Maryland Fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.
Risks of Interest Rate Futures Contracts
By purchasing an interest rate futures contract, the Maryland Fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract the Maryland Fund neutralizes those fluctuations. If interest rates fall, the Maryland Fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, the Maryland Fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, the Maryland Fund’s positions in futures contracts could have a negative effect on the Maryland Fund’s NAV. If interest
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rates rise when the Maryland Fund has purchased futures contracts, the Maryland Fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract the Maryland Fund has sold could negate gains on securities the Maryland Fund owns, or could result in a net loss to the Maryland Fund. In this sense, successful use of interest rate futures contracts by the Maryland Fund will depend on the Adviser’s ability to hedge the Maryland Fund in the correct way at the appropriate time.
In addition, the market value of the futures contracts may not move in concert with the value of the securities the Maryland Fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities the Maryland Fund wishes to hedge or intends to purchase, as would be the case, for example, if the Maryland Fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.
Even if the securities that are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move upward and downward more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.
Put Options on Interest Rate Futures Contracts
Purchasing a put option on an interest rate futures contract gives the Maryland Fund the right to assume a seller’s position in the contract at a specified exercise price at any time up to the option’s expiration date. In return for this right, the Maryland Fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.
The Maryland Fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities the Maryland Fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option’s value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, the Maryland Fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.
The Maryland Fund’s position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller’s position in the underlying futures contract at the option’s exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid would be lost by the Maryland Fund. The Maryland Fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option because the Maryland Fund would, in effect, be selling the futures contract at a price higher than the current market price. The Maryland Fund could also profit from closing out a put option if the current market price of the option is greater than the premium a Fund paid for the option. Transaction costs must also be taken into account in these calculations. The Maryland Fund may close out an option it had purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. The Maryland Fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.
Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to the Maryland Fund because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The Adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.
Risks of Transactions in Options on Interest Rate Futures Contracts
Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the Adviser may not hedge the Maryland Fund in the correct way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.
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Although the Adviser may purchase and write only those options for which there appears to be a liquid market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid market for a particular option, the Maryland Fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.
Regulatory Notification of Futures and Options Strategies
The Maryland Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Maryland Fund, from registration as a “commodity pool operator” with respect to a fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to a fund under the CEA. As a result, the Maryland Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments whether directly or indirectly through investments in other investment vehicles.
Under this exclusion, the Maryland Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Maryland Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Maryland Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Maryland Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Maryland Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Maryland Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets for CFTC-regulated instruments.
Senior Securities
The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Maryland Fund may borrow from banks, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Maryland Fund, provided that in the event that the Maryland Fund’s asset coverage falls below 300%, the Maryland Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). The Maryland Fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of that Maryland Fund at the time the borrowing is made, is not deemed to be an issuance of a senior security.
There are various investment techniques that may give rise to an obligation of the Maryland Fund to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the Maryland Fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, forward contracts and repurchase agreements. The Maryland Fund is permitted to engage in these techniques.
Foreign Securities
Economic, Political and Social Factors. Certain non-U.S. countries, including emerging market countries, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Maryland Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Maryland Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Maryland Fund’s investment in those markets and may increase the expenses of the Maryland Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Maryland Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls,
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managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Maryland Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Maryland Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.
Sovereign Government and Supranational Debt. The Maryland Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Europe—Recent Events. In January 2020 the United Kingdom left the European Union (“Brexit”), highlighting political divisions within the United Kingdom and between the United Kingdom and European Union. As a consequence of Brexit, there has been uncertainty in both United Kingdom and European markets and the broader world economy. Markets, specifically in the United Kingdom and European Union, may be impacted, leading to increased volatility, lower liquidity, and slower economic growth that could potentially have an adverse effect on the value of the Fund’s investments.
Illiquid Investments and Restricted Securities
The Maryland Fund may not acquire an illiquid investment if, immediately after the acquisition, the Maryland Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Maryland Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Maryland Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Maryland Fund’s policies and procedures.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Maryland Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the Maryland Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933” Act). Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Maryland Fund may be obligated to pay all or part of the
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registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Maryland Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Maryland Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Maryland Fund may have difficulty disposing of such investments promptly. The Maryland Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Illiquid investments may be difficult to value and the Maryland Fund may have difficulty disposing of such investments promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The Maryland Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.
1919 MARYLAND TAX-FREE INCOME FUND - INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES
The following information supplements the information concerning the 1919 Maryland Tax-Free Income Fund’s (the “Maryland Fund”) investment objective, policies and limitations found in the Prospectus.
The Maryland Fund’s investment objective is to seek a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. This investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.
The Adviser, on behalf of the Maryland Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. As a result, the Maryland Fund is not subject to registration or regulation as a commodity pool operator under such Act even though it may engage to a limited extent in certain transactions that might otherwise subject it to such registration and regulation.
1919 MARYLAND TAX-FREE INCOME FUND - INVESTMENT POLICIES
Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time the Maryland Fund enters into a binding commitment to complete the investment. The Maryland Fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of the Maryland Fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the Maryland Fund will consider what actions, if any, are necessary to maintain adequate liquidity.
Fundamental Investment Policies
    In addition to its fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in municipal obligations, the interest of which is exempt from Maryland state and local taxes and is not considered a Tax Preference Item, the Maryland Fund also has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.
1)Borrowing: The Maryland Fund may not borrow money, except (i) in an amount not exceeding 33 1/3 % of the Maryland Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (ii) by entering into reverse repurchase agreements or dollar rolls;
2)Underwriting: The Maryland Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Maryland Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Maryland Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Maryland Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);
3)Loans: The Maryland Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Maryland Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;
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4)Senior Securities: The Maryland Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;
5)Real Estate: The Maryland Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Maryland Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;
6)Commodities: The Maryland Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Maryland Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;
7)Concentration: The Maryland Fund may not make any investment if, as a result, the Maryland Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry or group of industries. This restriction does not limit the Maryland Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers. Municipal securities whose payments of interest and/or principal are dependent upon revenues from specific projects rather than general obligations, are not subject to the exception noted in the previous sentence.
With respect to the fundamental policy related to borrowing set forth in (1) above, if the Maryland Fund ever entered into a reverse repurchase agreement or dollar roll, the Maryland Fund would set aside cash or appropriate liquid securities in the amount of the Maryland Fund’s obligation thereunder or take certain other actions in accordance with SEC guidelines so that the reverse repurchase agreement or dollar roll would not be subject to the 1940 Act’s 300% asset coverage requirement.
With respect to a fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the Maryland Fund’s shares with respect to the payment of dividends or the distribution of Maryland Fund assets. The 1940 Act prohibits the Maryland Fund from issuing senior securities except that the Maryland Fund may borrow money in amounts of up to one-third of the Maryland Fund’s total assets from banks for any purpose. The Maryland Fund may also borrow up to 5% of the Maryland Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of a fund’s outstanding shares through leveraging. Leveraging of the Maryland Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Maryland Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Maryland Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to a fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry or group of industries. The SEC has stated that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry or group of industries and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. For purposes of the Fund’s concentration limitations, municipal securities backed principally by the assets and revenues of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, are not subject to this exception. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry or group of industries. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Maryland Fund as to how to classify issuers within or among industries. For the purpose of the Maryland Fund’s fundamental limitation on concentration, PABs will not be considered municipal obligations.
The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the Maryland Fund, a term defined in the 1940 Act to mean the vote (i) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Maryland Fund are present, or (ii) of more than 50% of the outstanding voting securities of the Maryland Fund, whichever is less.
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Non-Fundamental Investment Policies
Unless otherwise stated, the Maryland Fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the Maryland Fund currently observes.
1)Borrowing: The Maryland Fund will not borrow for investment purposes an amount in excess of 5% of its total assets.
2)Short Sales: The Maryland Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Maryland Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed delivery basis or other financial instruments.
3)Margin Purchases: The Maryland Fund may not purchase securities on margin, except that (i) the Maryland Fund may obtain such short-term credits as are necessary for the clearance of transactions and (ii) the Maryland Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.
Diversification
The Maryland Fund is non-diversified under the 1940 Act. However, to qualify for tax treatment as a RIC under the Code, the Fund intends to comply, as of the end of each quarter of its taxable year, with the Asset Test described under “Distributions and Tax Information” in this SAI.
Portfolio Turnover
For reporting purposes, the Maryland Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Maryland Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Maryland Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.
In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Maryland Fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).
Following are the portfolio turnover rates for the Target Maryland Fund for the fiscal periods indicated below:

December 31, 2022	December 31, 2021
33%	26%
Risk Factors Common to All 1919 Funds
Market risk. Financial market risks affect the value of individual instruments in which the Acquiring Funds invest. When the value of the Acquiring Funds’ investments goes down, your investment in a Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Acquiring Funds’ investments, impair the Acquiring Funds’ ability to satisfy redemption requests, and negatively impact the Acquiring Funds’ performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Acquiring Funds invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
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Cyber-Security Risk. Investment companies, such as the Acquiring Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Acquiring Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Acquiring Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Acquiring Funds’ ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Acquiring Funds to regulatory fines or financial losses, and cause reputational damage. the Acquiring Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Acquiring Funds invest, which could result in material adverse consequences for such issuers, and may cause the Acquiring Funds’ investment in such portfolio companies to lose value.
TRUSTEES AND EXECUTIVE OFFICERS
The overall management of AMP Trust’s business and affairs is invested with its Board. The AMP Board approves all significant agreements between the AMP Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each of which is discussed in greater detail in this SAI. The day-to-day operations of AMP Trust are delegated to its officers, subject to a Fund’s investment objective, strategies and policies and to the general supervision of the AMP Board. The Trustees and officers of AMP Trust, their ages, birth dates, and positions with AMP Trust, terms of office with AMP Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.
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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	3	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	3	Trustee, Trust for Advised Portfolios (14 portfolios) (2020 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	3	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present); Trustee, Trust for Advised Portfolios (14 portfolios) (2020 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	3	Trustee, Trust for Advised Portfolios (14 portfolios) (2018 to present)
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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 to 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Ryan M. Charles 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1978	Secretary	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (May 2021 to present); General Counsel, Davis Selected Advisers, L.P. (2014 to May 2021)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Assistant Secretary	Indefinite. Since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present)
(1)     Each Trustee serves an indefinite term until the election of a successor; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)    AMP Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Acquiring Funds. The 1919 Funds do not hold themselves out as related to any other series within AMP Trust for purposes of investment and investor services. Nor do they share the same investment advisor with any other series.
(3)     “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)     The Trustees of AMP Trust who are not “interested persons” of AMP Trust as defined under the 1940 Act (“Independent Trustees”).
(5)     Mr. Kashmerick is deemed to be an “interested person” of AMP Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of AMP Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.
Additional Information Concerning Our Board of Trustees
Board Leadership Structure. The Board has general oversight responsibility with respect to the operation of AMP Trust and the Acquiring Funds. The Board has engaged the Adviser to manage the Acquiring Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Trust does not have a lead independent trustee. The Board is chaired by Christopher E. Kashmerick, an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
Through its direct oversight role, and indirectly through the Audit Committee and officers of the Funds and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the
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Adviser, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.
The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets periodically with the independent registered public accounting firm of the Funds. The Board also meets quarterly with the Funds’ chief compliance officer.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
Trust Committees. The Trust has two standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Governance and Nominating Committee (the “Nominating Committee”).
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Ferrie. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the fiscal year ended December 31, 2022, the Audit Committee met two times in regard to the Target Funds.
As of the date of this SAI, the Acquiring Funds have not commenced operations and the Audit Committee has not met in regard to the Acquiring Funds.
The Nominating Committee, comprised entirely of the Independent Trustees, is chaired by Ms. Kung and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. During the fiscal year ended December 31, 2022, the Nominating Committee did not meet in regard to the Target Funds.
As of the date of this SAI, the Acquiring Funds have not commenced operations and the Nominating Committee has not met in regard to the Acquiring Funds.
The Board has designated the Adviser to perform fair value determinations (the “Valuation Designee”). The Valuation Designee is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.
Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their trustee attributes. The information provided below, and in the table above, is not all-inclusive. Many trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
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Russell Emery’s experience in compliance, accounting, investment management and corporate finance gives him an extensive understanding of regulatory requirements, accounting requirements, investment operations and governance requirements of operating mutual funds and series trusts. He brings a unique perspective to the Board from having over 16 years of experience serving as the Chief Compliance Officer to several investment companies operating as series trusts.
Brian S. Ferrie’s experience in accounting, finance, and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the accounting and financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advised student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Emery, Ferrie, and Kashmerick, and Ms. Kung should serve as a Trustee.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Acquiring Funds or any other series of AMP Trust as of the date of this SAI. No Trustee or officer owned shares of the Target Funds as of the calendar year ended December 31, 2022.
As of the date of this SAI, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the distributor (defined below), or an affiliate of the Adviser, or distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the distributor or any affiliate thereof was a party.
Compensation
Set forth below is the estimated compensation to be received by the Independent Trustees from the Acquiring Funds for the fiscal year ending December 31, 2024. The Independent Trustees receive an annual retainer of $64,000 per year, a $2,000 per regular meeting fee per Independent Trustee, and a $1,000 special meeting fee per Independent Trustee. The Audit Committee chair receives a $4,000 annual fee and the Nominating and Governance Committee chair receives a $2,000 annual fee. The Independent Trustees also receive reimbursement from AMP Trust for expenses incurred in connection with attendance at meetings. AMP Trust has no pension or retirement plan. No other entity affiliated with AMP Trust pays any compensation to the Independent Trustees.

	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
Russell Emery	$4,664	None	None	$18,656
Brian S. Ferrie	$3,000	None	None	$12,000
Wan-Chong Kung	$4,445	None	None	$17,780
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising AMP Trust. The term “Fund Complex” applies to the Acquiring Funds.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. If the control person is a company, the jurisdiction under the laws of which it is organized is
    Statement of Additional Information    86

listed. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Information about the ownership of the Target ETF is included in the Information Statement/Prospectus. As of the date of this SAI, the Acquiring ETF had not commenced operations, and consequently, there were no Acquiring ETF shares outstanding.
INVESTMENT ADVISER
1919 Investment Counsel, LLC serves as the Acquiring Funds’ adviser pursuant to an investment advisory agreement between the Adviser and AMP Trust (the “Advisory Agreement”). 1919ic provides the day-to-day portfolio management of the Acquiring Funds. The Adviser’s principal office is located at One South Street, Suite 2500, Baltimore, Maryland 21202. The Adviser provides customized investment counsel to individuals, family groups and institutions. 1919ic seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. The Adviser is a wholly owned subsidiary of Stifel Financial Corp., a financial services holding company. As of September 30, 2023, the Adviser’s total assets under management were approximately $19.8 billion.
Under the investment advisory agreement with AMP Trust, 1919ic supervises the management of each Fund’s investments (including cash and short-term instruments) and business affairs. At its expense, 1919ic provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Acquiring Funds. As compensation for its services, each Fund will pay 1919ic a monthly advisory fee at the annual rate shown in the table below, based on the corresponding Fund’s average daily net assets.

Fund	Management/Advisory Fee Rate
Financial Services Fund	0.80%
Socially Responsive Fund
0.65% of the Fund’s average daily net assets up to and including $100 million; 0.61% of assets in excess of $100 million and up to and including $200 million; 0.51% of assets in excess of $200 million and up to and including $300 million; and 0.46% of assets in excess of $300 million

Maryland Fund	0.55%
the Acquiring Funds are responsible for their own operating expenses. However, for each Fund, the Adviser has contractually agreed to reduce its fees and pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding interest, brokerage commissions, front-end or contingent deferred loads, portfolio transaction expenses, taxes, extraordinary expenses, and acquired fund fees and expenses) will not exceed the amounts shown below as a percentage of the Fund’s average daily net assets (the “Expense Cap”).

Fund	Class A Expense Cap	Class C Expense Cap	Class FI Expense Cap	Class R Expense Cap	Class I Expense Cap
Financial Services Fund	1.50%	2.25%	1.50%	1.75%	1.25%
Socially Responsive Fund	1.25%	2.00%	1.25%	1.50%	1.00%
Maryland Fund	0.75%	1.30%	0.85%	N/A	0.60%
These arrangements are in effect through April 30, 2025. After that date, the arrangements may be terminated or amended at any time by the Board upon 60 days’ notice to 1919ic or by 1919ic with consent of the Board. These arrangements, however, may be modified by the Adviser to decrease total annual operating expenses at any time. 1919ic may be permitted to recapture amounts waived and/or reimbursed to a class within three years after 1919ic waived the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture. Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.
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The Target Financial Services Fund paid management fees to 1919ic for the following fiscal years listed below:

Target Financial Services Fund	Gross Management Fees	Management Fees Waived/Expense Reimbursements	Management Fees Recaptured	Net Management Fees (After Waivers/Expense Reimbursements)
Fiscal year ended December 31, 2022	$1,523,647	$0	$0	$1,523,647
Fiscal year ended December 31, 2021	$1,681,402	$0	$0	$1,681,402
Fiscal year ended December 31, 2020	$1,219,195	$0	$0	$1,219,195
The Target Socially Responsive Fund paid management fees to 1919ic for the following fiscal years listed below:

Target Socially Responsive Fund	Gross Management Fees	Management Fees Waived/Expense Reimbursements	Management Fees Recaptured	Net Management Fees (After Waivers/ Expense Reimbursements)
Fiscal year ended December 31, 2022	$3,926,727	$0	$0	$3,926,727
Fiscal year ended December 31, 2021	$3,682,737	$0	$0	$3,682,737
Fiscal year ended December 31, 2020	$1,772,503	$0	$73,608	$1,846,111
The Target Maryland Fund paid management fees to 1919ic for the following fiscal years listed below:

Target Maryland Fund	Gross Management Fees	Management Fees Waived/Expense Reimbursements	Net Management Fees (After Waivers/ Expense Reimbursements)
Fiscal year ended December 31, 2022	$427,836	$278,616	$149,220
Fiscal year ended December 31, 2021	$488,561	$292,964	$195,597
Fiscal year ended December 31, 2020	$466,716	$293,780	$172,936
Portfolio Manager – Financial Services Fund
Below is set forth certain additional information with respect to the portfolio managers for the Financial Services Fund. All information is provided as of September 30, 2023.
Portfolio Manager Compensation
As compensation for the portfolio management function, the portfolio manager is paid a competitive base salary, generous employee benefits and is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including: (i) years of experience; (ii) the overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to firm management; (vi) contribution to the research and investment process; and (vii) compliance with regulatory and prospectus requirements. Compensation relating to management of the Adviser’s mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. For Mr. King, the discretionary bonus is based in part on overall contribution to the Adviser’s business and on ability to gain new client business and retain existing business.
    Statement of Additional Information    88

Other Accounts Managed by the Portfolio Manager
The table below identifies the portfolio manager, the number of accounts (other than the Financial Service Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Charles King, CFA	Registered investment companies	N/A	N/A	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	336	$1,740,930,411	N/A	N/A

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
John Helfst	Registered investment companies	N/A	N/A	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	N/A	N/A	N/A	N/A
Portfolio Manager Securities Ownership
The table below identifies ownership of the equity securities of the Target Financial Services Fund by the portfolio managers responsible for the day-to-day management of the Target Financial Services Fund as of September 30, 2023.

Portfolio Manager	Dollar Range of Ownership of Securities
Charles King	$100,001 - $500,000
John Helfst	None
Portfolio Managers – Socially Responsive Fund
Below is set forth certain additional information with respect to the portfolio managers for the Socially Responsive Fund. All information is provided as of September 30, 2023.
Portfolio Managers Compensation
As compensation for the portfolio management function, each portfolio manager is paid a competitive base salary, generous employee benefits and each is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including: (i) years of experience; (ii) the overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to firm management, in the case of Ronald T. Bates, who leads the Adviser’s Cincinnati office
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and is a member of the Adviser’s Executive Committee; (vi) contribution to the research and investment process; (vii) client service; and (viii) compliance with regulatory and prospectus requirements. The discretionary bonus is based in part on the overall contribution to the Adviser’s business, and on the portfolio manager’s ability to gain new client business and retain existing business. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Compensation relating to management of the Adviser’s mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.
Other Accounts Managed by the Portfolio Managers
The table below identifies the portfolio managers, the number of accounts (other than the Socially Responsive Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Ronald T. Bates	Registered investment companies	NA	NA	NA	NA
	Other pooled investment vehicles	NA	NA	NA	NA
	Other accounts	287	$1,516,889,872	NA	NA

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Aimee M. Eudy	Registered investment companies	NA	NA	NA	NA
	Other pooled investment vehicles	NA	NA	NA	NA
	Other accounts	126	$1,105,399,727	NA	NA
    Statement of Additional Information    90

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Robert Huesman	Registered investment companies	N/A	N/A	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	486	$324,855,818	N/A	N/A

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Alison Bevilacqua	Registered investment companies	N/A	N/A	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	N/A	N/A	N/A	N/A
Portfolio Manager Securities Ownership
The table below identifies ownership of the equity securities of the Target Socially Responsive Fund by the portfolio managers responsible for the day-to-day management of the Target Socially Responsive Fund as of September 30, 2023.

Portfolio Manager	Dollar Range of Ownership of Securities
Ronald T. Bates	$100,001 - $500,000
Aimee M. Eudy	$1 - $10,000
Robert Huesman	$10,001 - $50,000
Alison Bevilacqua	$1 - $10,000
Portfolio Managers – Maryland Fund
Below is set forth certain additional information with respect to the portfolio managers for the Maryland Fund. All information is provided as of September 30, 2023.
Portfolio Managers Compensation
As compensation for the portfolio management function, each portfolio manager is paid a competitive base salary, generous employee benefits and is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including (i) years of experience; (ii) overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to the research and investment process; (vi) client service; and (vii) compliance with regulatory and prospectus requirements. The discretionary bonus is based in part on the overall contribution to the Adviser’s business, and on the portfolio manager’s ability to gain new client business and retain existing business. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Compensation
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relating to management of the Adviser’s mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.
Other Accounts Managed by the Portfolio Managers
The table below identifies the portfolio manager, the number of accounts (other than the Maryland Fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
R. Scott Pierce, CFA	Registered investment companies	N/A	N/A	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	135	$640,692,627	N/A	N/A

	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Lauren K. Webb, CFA	Registered investment companies	N/A	N/A	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	21	$25,645,570	N/A	N/A

Portfolio Managers Securities Ownership
The table below identifies ownership of the equity securities of the Target Maryland Fund by the portfolio managers responsible for the day-to-day management of the Target Maryland Fund as of September 30, 2023.

Portfolio Manager	Dollar Range of Ownership of Securities
R. Scott Pierce, CFA	None
Lauren K. Webb, CFA	None
Potential Conflicts of Interest – Financial Services Fund and Socially Responsive Fund
Potential conflicts of interest may arise when a Fund portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts.
The Adviser and the Acquiring Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that each employs. For example, the Adviser has adopted trade allocation
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procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Acquiring Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Adviser’s management fee (and the percentage paid to the Adviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.
Potential Conflicts of Interest - Maryland Fund
The Adviser has not identified any material conflicts of interest arising in the connection with the portfolio manger’s simultaneous management of the Maryland Fund’s investments and the investments of other accounts managed by the adviser. Other accounts the portfolio manager manages have investment guidelines that differ significantly from those of the Maryland Fund and also have shorter average maturity profiles. As a result, the portfolio manager generally is not presented with investment opportunities that are appropriate both for the Maryland Fund and the other accounts he manages. Any potential conflicts are handled in accordance with the Adviser’s trade allocation policy.
Expenses
In addition to amounts payable under the Advisory Agreement and the 12b-1 Plan (as discussed below as applicable), each Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of a Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of a Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent
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pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of a Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying a Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to a Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of a Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of a Fund, if any; a Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering a Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which a Fund is a party and any legal obligation which a Fund may have to indemnify a Fund’s Trustees and officers with respect thereto.
The Adviser may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the Acquiring Funds’ Prospectus. The expense caps and waived fees and/or reimbursed expenses do not include any shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses such as litigation.
The Adviser has implemented the following expense caps:
Financial Services Fund expense cap
The Adviser has agreed to waive fees and reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares, and 1.25% for Class I shares (the “expense caps”). This arrangement is in effect through April 30, 2025. After that date, the arrangement may be terminated or amended at any time by the Board upon 60 days’ notice to the Adviser or by the Adviser with the consent of the Board. The Adviser may be permitted to recapture amounts waived and/or reimbursed to a class within three years after the Adviser waived the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case, will the Adviser recapture any amount that would result, on any particular business day of the Financial Services Fund, in the class’ total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.
Socially Responsive Fund expense cap
The Adviser has agreed to waive fees and reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class A shares, 2.00% for Class C Shares, 1.25% for Class FI shares, 1.50% for Class R shares and 1.00% for Class I shares (the “expense caps”). This arrangement is in effect through April 30, 2025. After that date, the arrangement may be terminated or amended at any time by the Board upon 60 days’ notice to the Adviser or by the Adviser with the consent of the Board. The Adviser may be permitted to recapture amounts waived and/or reimbursed to a class within three years after the Adviser waived the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case, will 1919ic recapture any amount that would result, on any particular business day of the Socially Responsive Fund, in the class’ total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.
Maryland Fund expense cap
The Adviser has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, and 0.60% for Class I shares (the “expense caps”). This arrangement is in effect through November 1, 2024. After that date, the arrangements may be terminated or amended at any time by the Board upon 60 days’ notice to the Adviser or by the Adviser with consent of the Board The Adviser may be permitted to recapture amounts waived and/or reimbursed to a class within three years after the Adviser waived the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case, will the Adviser recapture any amount that would result, on any particular business day of the Maryland Fund, in the class’ total annual operating expenses exceeding the lower of: (1) the applicable expense cap at the time of the waiver and/or reimbursement; or (2) the applicable expense cap at the time of the recapture.
Distribution Plan
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the Acquiring Funds have adopted a Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan authorizes payments which are accrued daily and paid monthly at the following rates of the average daily net assets of each Fund:

	Class A	Class C	Class I	Class FI	Class R
Financial Services Fund	0.25%	1.00%	None	0.25%	0.50%
Socially Responsive Fund	0.25%	1.00%	None	0.25%	0.50%
Maryland Fund	0.15%	0.70%	None	0.25%	N/A
Amounts paid under the 12b-1 Plan by the Acquiring Funds may be spent by the Acquiring Funds on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Such fees are paid each year only to the extent of such costs and expenses of the Acquiring Funds under the Plan actually incurred in that year. To the extent any activity is one which the Acquiring Funds may finance without a plan pursuant to Rule 12b-1, the Acquiring Funds may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.
Under the12b-1 Plan, AMP Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The 12b-1 Plan may be terminated at any time by vote of a majority of the Trustees of AMP Trust who are not interested persons.
While there is no assurance that the expenditures of a Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in decision whether to continue the Plan.
Any material amendment to the 12b-1 Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The 12b‑1 Plan may be terminated, with respect to a class or classes of a Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.
For each class of a Target Fund covered by the 12b-1 Plan, the following 12b-1 Plan expenses were incurred in the fiscal year ended December 31, 2022:

Target Fund and Class	Advertising /Marketing	Printing /Mailing	Compensation to underwriter	Compensation to broker-dealers	Compensation to sales personnel	Interest, carrying, financing charges	Other	Total
Financial Services Fund Class A	$7,410	$0	$0	$186,425	$0	$0	$0	$193,835
Financial Services Fund Class C	$50,237	$0	$0	$250,095	$0	$0	$9,416	$309,748
Socially Responsive Fund Class A	$34,327	$0	$0	$489,188	$0	$0	$38,119	$561,634
Socially Responsive Fund Class C	$67,050	$0	$0	$861,561	$0	$0	$261,407	$1,190,018
Maryland Fund Class A	$2,042	$0	$0	$69,005	$0	$0	$0	$71,047
Maryland Fund Class C	$5,166	$0	$0	$63,550	$0	$0	$2331	$71,047
No information is presented for Class FI or Class R shares because no shares of those classes were outstanding during the fiscal periods indicated above.
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Sub-Accounting Service Fees
In addition to the fees that the Acquiring Funds may pay to the Transfer Agent, the Board has authorized the Acquiring Funds to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub administration, sub-transfer agency, recordkeeping (collectively, “sub‑accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless a Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by a Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
Initial Sales Charge – Target Financial Services Fund
Class A Shares
The aggregate dollar amounts of initial sales charges on Class A shares and the amounts retained by the Distributor for the fiscal years listed below were as follows:

Initial Sales Charge – Target Financial Services Fund Class A Shares	Total Commissions	Amounts retained by Distributor
Fiscal year ended December 31, 2022	$200,786	$0
Fiscal year ended December 31, 2021	$167,426	$0
Fiscal year ended December 31, 2020	$106,617	$0
Contingent Deferred Sales Charges – Target Financial Services Fund
Class A Shares
The aggregate dollar amounts of contingent deferred sales charges on Class A shares and the amounts reimbursed to the Adviser or the fiscal years listed below were as follows:

Contingent Deferred Charge – Target Financial Services Fund Class A Shares	Total Commissions	Amounts Reimbursed to Adviser
Fiscal year ended December 31, 2022	$0	$0
Fiscal year ended December 31, 2021	$0	$0
Fiscal year ended December 31, 2020	$0	$0
Class C Shares
The aggregate dollar amounts of contingent deferred sales charges on Class C shares and the amounts reimbursed to the Adviser for the fiscal years listed were as follows:

Contingent Deferred Charge – Target Financial Services Fund Class C Shares	Total Commissions	Amounts Reimbursed to Adviser
Fiscal year ended December 31, 2022	$1,148	$0
Fiscal year ended December 31, 2021	$815	$0
Fiscal year ended December 31, 2020	$1,844	$0
Initial Sales Charge – Target Socially Responsive Fund
Class A Shares
The aggregate dollar amounts of initial sales charges on Class A shares and the amounts retained by the Distributor for the fiscal years listed below were as follows:

Initial Sales Charge – Target Socially Responsive Fund Class A Shares	Total Commissions	Amounts retained by Distributor
Fiscal year ended December 31, 2022	$618,946	$0
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Fiscal year ended December 31, 2021	$1,230,649	$0
Fiscal year ended December 31, 2020	$791,440	$0
Contingent Deferred Sales Charges – Target Socially Responsive Fund
Class A Shares
The aggregate dollar amounts of contingent deferred sales charges on Class A shares and the amounts reimbursed to the Adviser for the fiscal years listed below were as follows:

Contingent Deferred Charge – Target Socially Responsive Fund Class A Shares	Total Commissions	Amounts Reimbursed to Adviser
Fiscal year ended December 31, 2022	$0	$0
Fiscal year ended December 31, 2021	$0	$0
Fiscal year ended December 31, 2020	$0	$0
Class C Shares
The aggregate dollar amounts of contingent deferred sales charges on Class C shares and the amounts reimbursed to the Adviser for the fiscal years listed below were as follows:

Contingent Deferred Charge – Target Socially Responsive Fund Class C Shares	Total Commissions	Amounts Reimbursed to the Adviser
Fiscal year ended December 31, 2022	$23,154	$0
Fiscal year ended December 31, 2021	$11,478	$0
Fiscal year ended December 31, 2020	$1,572	$0
Initial Sales Charge – Target Maryland Fund
Class A Shares
The aggregate dollar amounts of initial sales charges on Class A shares and the amounts retained by the distributor for the fiscal years listed below were as follows:

Initial Sales Charge – Target Maryland Fund Class A Shares	Total Commissions	Amounts retained by Distributor
Fiscal year ended December 31, 2022	$3,187	$0
Fiscal year ended December 31, 2021	$52,503	$0
Fiscal year ended December 31, 2020	$42,164	$0
Contingent Deferred Sales Charges – Target Maryland Fund
Class A Shares
The aggregate dollar amounts of contingent deferred sales charges on Class A shares and the amounts reimbursed to the Adviser for the fiscal years listed below were as follows:

Contingent Deferred Charge – Target Maryland Fund Class A Shares	Total Commissions	Amounts Reimbursed to the Adviser
Fiscal year ended December 31, 2022	$0	$0
Fiscal year ended December 31, 2021	$0	$0
Fiscal year ended December 31, 2020	$0	$0
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Class C Shares
The aggregate dollar amounts of contingent deferred sales charges on Class C shares and the amounts reimbursed to the Adviser for the fiscal years listed below were as follows:

Contingent Deferred Charge – Target Maryland Fund Class C Shares	Total Commissions	Amounts Reimbursed to the Adviser
Fiscal year ended December 31, 2022	$0	$0
Fiscal year ended December 31, 2021	$1,423	$0
Fiscal year ended December 31, 2020	$2,135	$0
OTHER SERVICE PROVIDERS
Distribution Agreement
AMP Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Acquiring Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of a Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by AMP Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of AMP Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” of the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Acquiring Funds. Global Fund Services provides certain services to the Acquiring Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Acquiring Funds’ independent contractors and agents; preparation for signature by an officer of AMP Trust of all documents required to be filed for compliance by AMP Trust and the Acquiring Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Acquiring Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Acquiring Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its fund administration, portfolio compliance and fund accounting services, Global Fund Services receives from each Fund, a fee based on each Fund’s current average daily net assets. Pursuant to the Administration Agreement, Global Fund Services will receive a portion of fees from the Fund as part of a bundled-fee agreement for services performed as Administrator and Fund Accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to AMP Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.
For the fiscal years shown below, the Target Funds paid the following administration fees to Global Fund Services pursuant to the Administration Agreement.

Fiscal year ended December 31, 2022	$630,217
Fiscal year ended December 31, 2021	$625,462
Fiscal year ended December 31, 2020	$386,230
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Custodian
Pursuant to a Custody Agreement between AMP Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of each Fund’s assets, holds each Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Acquiring Funds. The Administrator, Transfer Agent, and Custodian are affiliated entities under the common control of U.S. Bancorp Fund Services, LLC. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Acquiring Funds may invest.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm to the Acquiring Funds.
Legal Counsel
Morgan, Lewis & Bockius LLC, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to AMP Trust.
Codes of Ethics
AMP Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by a Fund.
Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of AMP Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of a Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.
AMP Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Each Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-844-828-1919 and on the SEC’s website at www.sec.gov.
PURCHASE OF SHARES
General
See the Acquiring Funds’ Prospectus for a discussion of which classes of shares are available for purchase and who is eligible to purchase shares of each class.
A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund’s sales charges (“variations”), provided such variations are described in the Fund’s Prospectus. For the variations applicable to shares offered through specific financial intermediaries, please see Appendix A to the Fund’s Prospectus - Financial Intermediary Sales Charge Variations (“Appendix A to the Fund’s Prospectus”). Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the financial intermediary identified in Appendix A to the Fund’s Prospectus should read those terms and conditions carefully. A variation that is specific to the financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult the financial intermediary with respect to any variations listed on Appendix A to the Fund’s Prospectus.
Investors may purchase shares from a Financial Intermediary. In addition, certain investors, including retirement plans purchasing through certain Financial Intermediaries, may purchase shares directly from a Fund. When purchasing shares of a Fund, investors must specify the class of shares being purchased. Financial Intermediaries may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of each Fund’s shares.
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How to Buy Shares
You may purchase shares of a Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. Each Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of a Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. the Acquiring Funds will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of each Fund shares is the NAV per share next determined after your order is received, plus a sales charge for classes subject to a sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order, plus a sales charge for classes subject to a sales charge. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time.
AMP Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.
In addition to cash purchases, each Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with a Fund’s objective and otherwise acceptable to the Adviser and the Board.
See the combined Prospectus for a discussion of which classes of shares are available for purchase and who is eligible to purchase shares of each class.
Additional Purchase Information
Class I Shares. The following persons are eligible to purchase Class I shares of the Acquiring Funds: (i) current employees of the Adviser and its affiliates; (ii) current and former board members of investment companies managed by affiliates of the Adviser (iii) current and former board members of AMP Trust; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.
Automatic Investment Plan (“AIP”). Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Automatic Investment Plan. Under the AIP, the Transfer Agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed account application must be received at least 7 business days prior to the initial transaction. A $25 fee will be imposed if your AIP transaction is returned for any reason. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an ACH member. Your financial institution must be an ACH member in order for you to participate in the AIP.
The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-844-828-1919 for additional information regarding the Fund’s AIP.
For additional information regarding applicable investment minimums and eligibility requirements for purchases of Financial Services Fund shares, please see the Financial Services Fund’s Prospectus.
Sales Charge Alternatives
The following classes of Fund shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.
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Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Acquiring Funds’ Prospectus.
Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Financial Services Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.
You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.
The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.
Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.
Class FI, Class R and Class I Shares. Class FI, Class R and Class I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.
Sales Charge Waivers and Reductions
Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:
• sales to (i) current and retired Board Members, (ii) current employees of Adviser and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;
•sales to any employees of Financial Intermediaries having dealer, service or other selling agreements with the Acquiring Funds’ Distributor or otherwise having an arrangement with any such Financial Intermediary with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);
•offers of Class A shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise;
•purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Fund sold by the Adviser that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund as described in “Qualifying for a reduced Class A sales charge,” “Reinstatement Privileges” section of the Prospectus, provided the reinvestment is made within 365 calendar days of the redemption:
• purchases by certain separate accounts used to fund unregistered variable annuity contracts;
• purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with 1919 Investment Counsel, LLC; and
•purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.
For the sales charge variations applicable to shares offered through specific financial intermediaries, please see Appendix A to the Fund’s Prospectus.
All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by 1919 Investment Counsel, LLC prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.
Accumulation Privilege, Rights of Accumulation (“ROA”) — You may combine your new purchase of Class A shares with Class A shares you shares currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the
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current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the Transfer Agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.
Letter of Intent (“LOI”) — Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Funds managed by the Adviser over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

Asset Level Goal
(1) $25,000
(2) $50,000
(3) $100,000
(4) $250,000
(5) $500,000
(6) $750,000
(7) $1,000,000
By signing a LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of 1919 Funds Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with 1919 Funds you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.
Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Financial Intermediary, or if you purchase your shares directly through the Transfer Agent, contact the Transfer Agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. The reduced sales charge will only apply to new purchases made on or after that date.
Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Acquiring Funds’ Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.
Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Financial Intermediary in writing, or if you purchase your shares directly through the Transfer Agent, by notifying the Transfer Agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.
Escrowed Shares. Shares equal in value to 5.75% of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.
Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Intermediary, or
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if you purchase your shares directly through the Transfer Agent, the Transfer Agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.
Contingent Deferred Sales Charge Provisions
“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.
Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.
Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.
In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.
Waivers of Contingent Deferred Sales Charge
The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the manager.
The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of a Fund.
REDEMPTION OF SHARES
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your Financial Intermediary.
Payments to shareholders for shares of a Fund redeemed directly from a Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone by calling the Acquiring Funds at 1-844-828-1919. Upon receipt of any instructions or inquiries by telephone from the shareholder, a Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established
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account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, a Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
Systematic Withdrawal Plan (“SWP”)
The SWP is available to those shareholders who own shares directly with a Fund. You should contact your Financial Adviser to determine if it offers a similar service.
Class A and Class C Shareholders
Class A and Class C shareholders having an account with a balance of $10,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the SWP: (1) Check mailed by the Fund to your address of record or, payments sent directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal. See “Waivers of Contingent Deferred Sales Charge”, above, for information about application of the contingent deferred sales charge to withdrawals under the SWP.
Class FI and Class I Shareholders
Certain shareholders of a Fund’s Class FI or Class I shares may be eligible to participate in the 1919 Funds SWP. Receipt of payment of proceeds of redemptions made through the SWP will be sent via electronic funds transfer through ACH to your checking or savings account — redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to 1919 Funds to participate in, change or discontinue the SWP. You may change the monthly amount to be paid to you or terminate the SWP at any time, without charge or penalty, by notifying Shareholder Services at 1-844-828-1919. the Acquiring Funds, their Transfer Agent, and 1919 also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
Redemptions In-Kind
Each Fund has reserved the right to pay the redemption price of its shares by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
EXCHANGE PRIVILEGE
The exchange privilege enables shareholders to acquire shares of the same class in another Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each Fund into which an exchange is being considered. the Acquiring Funds’ Prospectus describes the requirements for exchanging shares of a Fund.
Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of a Fund being acquired at that Fund’s then-current net asset value. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.
Grandfathered Retirement Program with Exchange Features
Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of a Fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:
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If a participating plan’s total Class C holdings equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.
Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same Fund. Any Class C shares not converted will continue to be subject to the distribution fee.
For further information regarding this Program, contact your Financial Intermediary or the Transfer Agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding Class C exchange privileges applicable to their plan.
Additional Information Regarding the Exchange Privilege
the Acquiring Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. See “Tools To Combat Frequent Transactions” in the Acquiring Funds’ Prospectus.
During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at a Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after a Fund being purchased formally accepts the order, which may result in the purchase being delayed.
The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the Transfer Agent or, if they hold Fund shares through a Financial Intermediary, their Financial Intermediary, to obtain more information and prospectuses of the Acquiring Funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.
CONVERSION PRIVILEGE
Under certain circumstances, an investor who purchases 1919 Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Adviser, may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in a 1919 Fund to another class of shares of the same 1919 Fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion. Please refer to the section of the Prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.
VALUATION OF SHARES
The NAV of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV is calculated by adding the value of all securities and other assets attributable to a Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to a Fund (including accrued expenses).
Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by a Fund’s Adviser with oversight by AMP Trust’s Valuation Committee pursuant to procedures adopted by the Board. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
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Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures adopted by the direction of the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.
Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by a Fund’s Adviser with oversight by AMP Trust’s Valuation Committee.
All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
The Financial Services Fund generally declares and pays dividends once annually, in December. The Socially Responsive Fund generally pays dividends from any net investment income and net short-term capital gains quarterly. The Maryland Fund generally declares dividends from any net investment income daily and pays them monthly. the Acquiring Funds generally pay any distributions from net long-term capital gain once annually. the Acquiring Funds may pay additional distributions and dividends in order to avoid a federal tax.
Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the amount and federal income tax status of all distributions.
Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Acquiring Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Acquiring Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
Fund shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company
Each Fund has elected and intends to qualify each year to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign
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currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (“Asset Test”).
As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that each Fund will not be subject to any federal income or excise taxes. However, a Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, a Fund was to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the 21% corporate income tax rate and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt interest income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, a Fund may cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate-level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Federal Excise Tax
Each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax).
Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excess tax liability resulting from such delayed receipt of such tax information statements. In addition, a Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.
Capital Losses
Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net
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short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
The treatment of capital loss carryovers for a Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over by the Fund indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.
As of December 31, 2022, the Target Funds had capital loss carryforwards as shown in the table below:

	Target Financial Services Fund	Target Maryland Fund	Target Socially Responsive Fund
Capital Loss Carryovers - Short-Term	$—	$146,181	$8,701,911
Capital Loss Carryovers - Long Term	$—	$1,685,774	$9,934,782
Total	$—	$1,831,955	$18,636,693
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.
Distributions to Shareholders
Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares. Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from a Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that a Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Acquiring Funds and to the Acquiring Funds’ investments in underlying dividend-paying stocks. Distributions that a Fund receives an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.
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A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. If a Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income taxes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.
A dividend or other distribution by a Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain non-tax purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
Distributions are includable in AMT income in computing certain shareholder’s liability for the federal AMT. Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined.
the Acquiring Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, capital gain distributions and exempt interest (in the case of the Maryland Fund), if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, a Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
Distributions to Maryland Fund Shareholders
The Code permits tax-exempt interest received by the Maryland Fund to flow through as tax-exempt “exempt-interest dividends” to its shareholders, provided that it qualifies as a RIC and at least 50% of the value of its total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the Maryland Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the Maryland Fund as an exempt-interest dividend under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of the Maryland Fund’s dividends and distributions not reported as exempt-interest dividends will be taxable as described above. In addition, for tax years beginning after December 31, 2022, exempt-interest dividends may affect the federal corporate AMT for certain corporations. Income from municipal bonds held by the Maryland Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS or state tax authorities, or noncompliant conduct of a bond issuer. Interest paid on a municipal bond issued after December 31, 2017 to advance refund another municipal bond is subject to federal income tax. Distributions of capital gains and any investment income that is not exempt from federal income tax are generally taxable to you regardless of whether you reinvest them in additional shares of a Fund or receive them in cash.
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Exempt-interest dividends derived from interest on certain PABs will be Tax Preference Items, which increase AMT income for individuals that are subject to the U.S. federal AMT. Bonds issued in 2009 or 2010 generally will not be treated as PABs, and interest earned on such bonds generally will not be treated as a Tax Preference Item. The Maryland Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the percentage includable in federal alternative minimum taxable income.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Maryland Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from that Fund. The Maryland Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or PABs or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the Maryland Fund. Foreign corporations engaged in a trade or business in the United States will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends.
The Maryland Fund may from time to time invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., it may purchase and sell non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire debt obligations at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The Maryland Fund’s distributions of such gain or income will not be exempt-interest dividends, as described above, and accordingly will be taxable.
Issuers of bonds purchased by the Maryland Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.
The Maryland Fund may not be a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments because such shareholders and plans would not gain any additional tax benefit from the receipt of exempt-interest dividends.
The state and local tax consequences of an investment in the Maryland Fund may differ from the federal consequences described above and shareholders are urged to consult their tax advisers with respect to such consequences.
Sales, Exchanges or Redemptions
Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who holds Fund shares as capital assets will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
A shareholder may recognize a taxable gain or loss on a redemption of Fund shares. Any loss realized upon redemption of shares within six months from the date of their purchase be disallowed to the extent of any exempt-interest dividends received with respect to those shares and, to the extent not disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to those shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the applicable Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
Under the Code, each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. For redemptions of Fund shares, a Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. the Acquiring Funds’ default method for calculating basis will be the average cost basis method, under which the basis per share is reported as the average cost of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average cost basis by following procedures established by a Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of a Fund’s default method, the new election will generally apply as if the average cost basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at
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the time of the election will retain their averaged cost bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost basis method or electing another method of basis calculation.
Net Investment Income Tax
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
Sales, Exchanges or Redemptions
Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who holds Fund shares as capital assets will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
A shareholder may recognize a taxable gain or loss on a redemption of Fund shares. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the applicable Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
Under the Code, each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. For redemptions of Fund shares, a Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. the Acquiring Funds’ default method for calculating basis will be the average cost basis method, under which the basis per share is reported as the average cost of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average cost basis by following procedures established by a Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of a Fund’s default method, the new election will generally apply as if the average cost basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged cost bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost basis method or electing another method of basis calculation.
Tax Treatment of Complex Securities
the Acquiring Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer a Fund’s ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
With respect to investments in STRIPS, TIGRs, CATS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income
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the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Acquiring Funds intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
the Acquiring Funds may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Acquiring Funds. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
The Socially Responsive Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Socially Responsive Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
U.S. REITs in which the Socially Responsive Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Socially Responsive Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Socially Responsive Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such
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mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
Foreign Taxes
the Acquiring Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.
Certain Foreign Currency Tax Issues
A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax described above. the Acquiring Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding
Pursuant to the backup withholding provisions of the Code, distributions taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the applicable Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide each Fund in which they invest with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. the Acquiring Funds reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Tax-Exempt Shareholders
Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Acquiring Funds generally serve to block UBTI from being realized by tax-exempt shareholders. However, notwithstanding that the Acquiring Funds generally block UBTI, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate
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Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Non-U.S. Investors
Any non-U.S. investors in the Acquiring Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Acquiring Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), each Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Acquiring Funds or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Acquiring Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in a Fund should consult their tax advisors in this regard.
Maryland Tax Status
The assets of the Maryland Fund will consist of interest bearing obligations issued by or on behalf of the State of Maryland and political subdivisions of Maryland (the “Maryland State Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Maryland State Bonds, the “Maryland Bonds”). The discussion in this section is based on the assumption that: (i) the Maryland Bonds were validly issued by or on behalf of the State of Maryland or a political subdivision of Maryland, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Maryland Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Maryland.
Exempt-interest dividends distributed by the Maryland Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on the Maryland Bonds are excluded from taxable income for purposes of the income tax imposed by the State of Maryland (the “Maryland Income Tax”) on individuals and certain corporations.
Exempt-interest dividends attributable to the interest on the Maryland Bonds and capital gain dividends attributable to profit or gain from the sale of the Maryland Bonds generally will not be subject to the Maryland Income Tax.
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You generally will be subject to tax for purposes of the Maryland Income Tax on the gain recognized on the sale or redemption of a share of the Maryland Fund.
You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of the Maryland Fund is not deductible for purposes of the Maryland Income Tax.
The Adviser and its counsel have not independently examined the Maryland Bonds or the opinions of bond counsel rendered in connection with the issuance of the Maryland Bonds.
Ownership of shares in the Maryland Fund may result in other Maryland tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.
Other State Taxes
Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Acquiring Funds.
This discussion and the related discussion in the Prospectus have been prepared by the Acquiring Funds’ management. The information above is only a summary of some of the tax considerations generally affecting each Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of a Fund and the applicability of any state, local or foreign taxation.
PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Subject to such policies as may be established by the Board from time to time, the Adviser is primarily responsible for the Acquiring Funds’ portfolio decisions, the placing of the Acquiring Funds’ portfolio transactions, as well as managing the cash and short-term instruments of the Acquiring Funds.
The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the Acquiring Funds generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. the Acquiring Funds will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by a Fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”
Pursuant to the Advisory Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Acquiring Funds with any brokers or dealers selected by it. The general policy of the Adviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.
In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Acquiring Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the
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value of the brokerage and research services provided by such broker or dealer. Investment research services include (i) fundamental, quantitative and technical issuer, industry, sector, market, economic and policy research reports and analyses, (ii) portfolio strategy research, (iii) meetings and calls with company management representatives and analysts, and (iv) similar services. If a research service also assists the Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Adviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Adviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. The payment of higher commissions increases a Fund’s costs. Arrangements for the receipt of research services from brokers create conflicts of interest.
Research services furnished to the Adviser by brokers that effect securities transactions for the Acquiring Funds may be used by the Adviser in servicing other investment companies and accounts which the Adviser manages. Similarly, research services furnished to the Adviser by brokers that effect securities transactions for other investment companies and accounts which the Adviser manages may be used by the Adviser in servicing the Acquiring Funds. Not all of these research services are used by the Adviser in managing any particular account, including the Acquiring Funds.
The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.
The Target Financial Services Fund paid the following aggregate brokerage commissions for the fiscal years set forth in the table below:

Target Financial Services Fund	Aggregate Brokerage Commissions Paid
Fiscal year ended December 31, 2022	$25,282
Fiscal year ended December 31, 2021	$22,253
Fiscal year ended December 31, 2020	$47,822
For the fiscal year ended December 31, 2022, the Adviser directed Target Financial Services Fund commissions to brokers as part of understandings related to the provision of research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$9,317,689	$7,526
For the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020, the Target Financial Services Fund did not pay any brokerage commissions to affiliates.
As of December 31, 2022, the Target Financial Services Fund held the following securities issued by its regular broker/dealers:

Issuer	Value
JPMorgan Chase & Co.	$9,199,260
The Target Socially Responsive Fund paid the following aggregate brokerage commissions for the fiscal years set forth in the table below:

Target Socially Responsive Fund	Aggregate Brokerage Commissions Paid
Fiscal year ended December 31, 2022	$63,044
Fiscal year ended December 31, 2021	$64,901
Fiscal year ended December 31, 2020	$81,518
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For the fiscal year ended December 31, 2022, the Adviser directed Target Socially Responsive Fund commissions to brokers as part of understandings related to the provision of research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$52,706,485	$23,700
For the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020, the Target Socially Responsive Fund did not pay any brokerage commissions to affiliates.
As of December 31, 2022, the Target Socially Responsive Fund held the following securities issued by its regular broker/dealers:

Issuer	Value
Goldman Sachs & Co.	$2,768,653
JP Morgan Chase & Co.	$1,929,614
For the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020, the Target Maryland Fund did not pay any brokerage commissions.
For the fiscal year ended December 31, 2022, the Target Maryland Fund did not use directed brokerage.
For the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020, the Target Maryland Fund did not pay any brokerage commissions to affiliates.
As of December 31, 2022, the Target Maryland Fund did not hold securities issued by its regular broker/dealers.
DISCLOSURE OF PORTFOLIO HOLDINGS
the Acquiring Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to AMP Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by AMP Trust include instances in which:
▪The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
▪The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
▪The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s Administrator, Fund Services and AMP Trust’s Board, attorneys, auditors or accountants;
▪The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
▪The disclosure is made with the prior written approval of either AMP Trust’s Chief Compliance Officer or his or her designee.
Certain of the persons listed above receive information about a Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Fund. the Acquiring Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of a Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: Fund Services; AMP Trust’s Board; and AMP Trust’s attorneys and independent registered public accounting firm, all of which typically receive such information
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after it is generated. In no event shall the Adviser, its affiliates or employees, the Acquiring Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s holdings.
Portfolio holdings information posted on the Acquiring Funds’ website may be separately provided to any person, after it is first published on the Acquiring Funds’ website. Shareholders can access the Acquiring Funds’ website at www.1919funds.com for additional information about the Acquiring Funds, including, without limitation, the periodic disclosure of its portfolio holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either AMP Trust’s Chief Compliance Officer or his or her designee, pursuant to AMP Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of AMP Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of a Fund. No consideration may be received by a Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
GENERAL TRUST INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.
With respect to each Fund, AMP Trust may offer more than one class of shares. AMP Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.
AMP Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of AMP Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, AMP Trust will continue indefinitely.
The Declaration of Trust also provides that AMP Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of AMP Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and AMP Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
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FINANCIAL STATEMENTS
The financial statements and the report of Cohen & Company, Ltd., the Target Funds’ independent registered public accounting firm, as required to be included in the Statement of Additional Information, are incorporated herein by reference to the Target Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2022. You can obtain the Annual Report without charge on the SEC’s website at www.sec.gov, upon written request, or request by telephone at 1-844-828-1919.
SUPPLEMENTAL FINANCIAL INFORMATION
Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Funds are not included in this SAI.
Tables showing the fees and expenses of the Target Funds, which are identical to those of the Acquiring Funds on a pro forma basis after giving effect to each proposed Reorganization, are included under “Fees and Expenses” in the Information Statement/Prospectus.
Under the Agreement and Plan of Reorganization, the Target Funds are proposed to be reorganized into the Acquiring Funds.
Each Reorganization will not result in a material change to the Target Funds’ investment portfolio due to the investment restrictions of the Acquiring Funds being identical to those of the Target Funds. Each security held by the Target Funds is eligible to be held by the Acquiring Funds and the Acquiring Funds will have the same investment objectives and strategies as the Target Funds. As a result, a schedule of investments of the Target Funds modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.
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APPENDIX A
DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:    Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.
Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:
Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.
 Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt. Municipal Long-Term Rating Definitions: Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.
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A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.
Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.
B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.
Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.
C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.
Note:    Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.
Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.
VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
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VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note:    Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
 Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:
Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
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BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C - A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking Fund payments, but that is currently paying.
D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Active Qualifiers (Currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s
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management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
 t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Description of Standard & Poor’s Ratings Group’s Ratings of Notes:
A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:
A-1 - Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations
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are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 - Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Active Qualifiers (Currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s
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management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:
A-1 -This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D - Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.
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Description of Standard & Poor’s Ratings Group’s Dual Ratings:
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).
 International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.
Investment Grade
AAA - Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA - Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A - High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB - Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
Speculative Grade
BB - Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B - Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).
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C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D - Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
Description of Fitch Ratings International Short-Term Credit Ratings:
International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D - Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.
 Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:
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The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify a fundamental trend. In these cases, the Rating Outlook may be described as evolving.
Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.
Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.
Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.
Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.
‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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APPENDIX B
June 2017
PROXY VOTING
Client Accounts for which 1919ic Votes Proxies
1919ic shall vote proxies for each client account for which the client:
A.    has specifically authorized 1919ic to vote proxies in the applicable investment advisory agreement or other written instrument; or
B.    without specifically authorizing 1919ic to vote proxies, has granted general investment discretion to 1919ic in the applicable investment advisory agreement.
Also, 1919ic shall vote proxies for employee benefit plan clients subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment advisory agreement specifically reserves proxy voting responsibility to the plan trustees or other named fiduciary.
At or prior to inception of each client account, 1919ic shall determine whether it has proxy voting authority over the account. If 1919ic has authority to vote proxies for a client’s account but the account custodian does not provide 1919ic with the materials necessary to vote proxies, 1919ic will be unable to vote proxies for the client and will so notify the client.
General Principles
In exercising discretion to vote proxies for securities held in client accounts, 1919ic is guided by general fiduciary principles. 1919ic’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies.
For securities for which 1919ic has proxy voting authority, 1919ic will not decline to vote proxies except in extraordinary circumstances where 1919ic believes refraining from voting is in the client’s best interest.

Service Firm -- Proxy Voting Guidelines
1919ic contracts with an independent proxy service firm, currently Institutional Shareholder Services Inc. (the “Service Firm”), to provide 1919ic with proxy voting guidelines and administrative proxy voting services.
As part of these services, the Service Firm prepares and periodically updates proxy voting guidelines which 1919ic’s Proxy Voting Committee (the “Committee”) periodically reviews and approves. These include standard domestic and foreign guidelines and also domestic and foreign Socially Responsible guidelines. The Service Firm generally updates all guidelines each year.
For client accounts that are not receiving 1919ic socially responsive investment advisory services, 1919ic generally votes proxies (including on matters such as election of directors, appointment of auditors, granting or repricing of options, mergers and other material issues) in accordance with the Service Firm’s standard proxy voting guidelines, which seek to maximize value for shareholders.
For client accounts receiving socially responsive investment advisory services, 1919ic generally votes proxies in accordance with the Service Firm’s Socially Responsible guidelines. These guidelines reflect the dual objectives of economic gain and having companies conduct their businesses in a socially and environmentally responsible manner. According to the Service Firm, on matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community, referring to policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility and
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other leading socially responsible investors. Additionally, the Service Firm says its Socially Responsible guidelines incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (“UNEP FI”), the United Nations Principles for Responsible Investment (“UNPRI”), the United Nations Global Compact, and environmental and social European Union Directives. On proxy votes involving corporate governance, executive compensation, and corporate structure, the Service Firm says the guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
Because different guidelines apply to different accounts, the same proxies may be voted differently for different client accounts. In addition, a client’s 1919ic portfolio manager may vote a proxy contrary to the otherwise applicable guidelines for one more accounts if he or she believes such a vote is more consistent with the client’s investment guidelines or best interests. For proxy votes that vary from otherwise applicable Service Firm guidelines or for which the Service Firm does not issue a voting recommendation, the portfolio manager must follow the procedures described below in the “Process for Voting Proxies Other than in Accordance with Guidelines” section of this Policy.
1919ic’s use of the Service Firm and its proxy voting guidelines does not relieve 1919ic of its ultimate fiduciary responsibility to ensure that proxies are voted in clients’ best interests.
Service Firm – Administrative Services
As part of the Service Firm’s administrative services, the Service Firm votes proxies on 1919ic’s behalf in accordance with the applicable guidelines the Committee has approved, unless 1919ic decides to vote a proxy contrary to the guidelines (as described in the “Process for Voting Proxies Other than in Accordance with Guidelines” section of this Policy) and communicates that decision to the Service Firm prior to the vote. The Service Firm also keeps certain proxy voting records for 1919ic, as described in the “Voting Records” section below.
1919ic Review of Service Firm
The Committee shall periodically review its retention of the Service Firm. The review shall include consideration of whether the Service Firm has the capacity and competency to adequately analyze proxy issues, including the ability to make voting recommendations based on materially accurate information. The review shall also include consideration of any conflicts of interest that may affect the nature and quality of the proxy-related services provided to 1919ic by the Service Firm. Consideration of any such conflicts shall include a review of how the Service Firm addresses the conflicts. 1919ic shall keep records evidencing the Committee’s review of the Service Firm.
Process for Voting Proxies Other than in Accordance with Guidelines
1919ic may decide to vote proxies contrary to recommendations issued by the Service Firm in accordance with applicable guidelines, or in situations where the Service Firm does not issue recommendations, if it follows the procedures set forth below. Where proxies are voted in accordance with Service Firm guidelines the Committee has approved, 1919ic takes the position that any conflict between client interests and interests of 1919ic or the 1919ic portfolio manager for the account is rendered irrelevant and without effect on the voting decision (since the decision is dictated by guidelines previously approved by the Committee without reference to any particular proxy vote).
In addition, if the Service Firm defers to 1919ic to vote a proxy, 1919ic and the portfolio managers for affected client accounts shall follow the procedures set forth below in determining how to vote.
1.Any one or more portfolio managers may vote a proxy if they determine doing so (i) would better serve the economic interests of the affected client(s), and/or (ii) is more consistent with the investment
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and/or proxy voting guidelines of the affected client(s), provided that in each case the portfolio manager proposes the vote to the Committee and the Committee pre-approves the vote.
2.In proposing a vote to the Committee, the portfolio manager shall (i) state the rationale for the vote, (ii) complete and submit to the Committee and 1919ic’s CCO (or designee) a questionnaire designed to elicit information about conflicts of interest to which the portfolio manager may be subject, and (iii) certify in writing that the vote does not involve a conflict between the interests of affected client(s) and the portfolio manager’s interests.
3.In deciding whether to approve such a proxy vote, the Committee shall review the completed questionnaire and consult with 1919ic’s CCO (or designee) to consider whether the vote involves a conflict between the interests of the affected client(s) and the interests of the portfolio manager and 1919ic or its affiliates.
4.If the Committee determines that a proposed proxy vote does not involve a conflict of interest and is otherwise appropriate, the Committee shall approve and authorize the vote.
5.If the Committee determines that a proposed proxy vote does involve a conflict of interest, it shall consult with 1919ic’s CCO (or designee) to determine if the conflict is material. Materiality determinations shall be made based on the particular facts and circumstances involved, including whether the outcome of the vote may have a significant effect on 1919ic, any 1919ic client representing more than 5% of 1919ic’s business, or any of 1919ic’s affiliates. A conflict of interest shall be considered material if it is likely to influence, or appear to influence, the voting decision.
6.If the Committee determines a conflict of interest is not material, and determines the proposed vote is otherwise appropriate, the Committee shall approve and authorize the vote.
7.If the Committee determines a conflict of interest is material, the Committee shall resolve the situation in one of the following ways, as the Committee in consultation with the CCO (or designee) deems appropriate:
(i)obtain and document informed client consent to the proposed vote notwithstanding the material conflict;
(ii)vote the proxy in accordance with applicable Service Firm guidelines (if any);
(iii)in the case of a conflict between client interests and a portfolio manager’s interests, remove the portfolio manager from the voting decision; or
such other method as the Committee and the CCO (or designee) determine to be effective in eliminating the material conflict.
The above procedures do not need to be adhered to for specific proxy votes that are directed by clients.
Proxy Voting Independence
1919ic exercises proxy voting authority independently of other firms affiliated with 1919ic’s parent company, Stifel Financial Corp. Accordingly, 1919ic will not consult or enter into agreements with officers, directors or employees of such affiliated firms regarding the voting of proxies for securities owned by 1919ic clients.

    Statement of Additional Information    132

Proxy Voting Disclosures
1919ic’s CCO (or designee) shall ensure that this Policy is summarized in 1919ic’s Form ADV Brochure and shall review such summary at least annually to ensure its continued accuracy.
Upon receipt of a client request for information on how 1919ic voted proxies for the client’s account, 1919ic must promptly provide the client with the requested information in writing.
Proxy Voting Records

In addition to all other records required by this Policy, 1919ic shall maintain the following records relating to proxy voting:
i.a copy of this Policy, including any and all amendments that may be adopted;
ii.a copy of each proxy statement that 1919ic receives regarding client securities;
iii.a record of each vote cast by 1919ic for a client;
iv.documentation relating to the identification and resolution of conflicts of interest;
v.any documents created by 1919ic that were material to a proxy voting decision or that memorialized the basis for that decision;
vi.a copy of each written client request for information on how 1919ic voted proxies on behalf of the client, and a copy of any written response by 1919ic to any written or oral client request for information on how 1919ic voted proxies for the requesting client; and
vii.records showing whether 1919ic has proxy voting authority for each client account.
All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of 1919ic. 1919ic also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
In lieu of keeping copies of proxy statements, 1919ic may rely on proxy statements filed on the EDGAR system as well as on Service Firm records of proxy statements if the Service Firm provides an undertaking to provide copies of such proxy statements promptly upon request. 1919ic may rely on the Service Firm to make and retain, on 1919ic’s behalf, records of votes cast for clients if the Service Firm provides an undertaking to provide a copy of such records promptly upon request.

    Statement of Additional Information    133

PART C
Other Information
Item 15. Indemnification
Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust, Article VIII of Registrant’s By-Laws and Paragraph 6 of the Distribution Agreement.
    Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.
Item 16. Exhibits

(1)	(a)
Certificate of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A (File Nos. 811-23859 and 333-270997) on March 30, 2023 and is incorporated herein by reference.

(b)	Agreement and Declaration of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(2)	Bylaws dated February 16, 2023 were previously filed with AMP Trust's Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(3)	Voting Trust Agreements - Not Applicable.
(4)	Form of Agreement and Plan of Reorganization is attached as Appendix A to the Information Statement/Prospectus contained in this Registration Statement.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and Bylaws.
(6)	Investment Advisory Agreement was previously filed with AMP Trusts Registration Statement on Form N-1A on December 22, 2023 and is incorporated herein by reference.
(7)	Distribution Agreement was previously filed with AMP Trusts Registration Statement on Form N-1A on December 22, 2023 and is incorporated herein by reference.
(8)	Bonus or Profit Sharing Contracts - not applicable.
(9)	(a)	(i)	Form of Custody Agreement dated September 14, 2023 was previously filed with the Trust's Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.
(ii)	Exhibit to Custody Agreement was previously filed with AMP Trusts Registration Statement on Form N-1A on December 22, 2023 and is incorporated herein by reference.
(10)	(a)	Rule 12b-1 Plan was previously filed with AMP Trusts Registration Statement on Form N-14 on October 18, 2023 and is incorporated herein by reference.
(b)	Rule 18f-3 Plan was previously filed with AMP Trusts Registration Statement on Form N-14 on October 18, 2023 and is incorporated herein by reference.

(11)	(a) Legal Opinion of Shares was previously filed with AMP Trusts Registration Statement on Form N-14 on October 18, 2023 and is incorporated herein by reference.
(b) Consent to Use of Name was previously filed with AMP Trusts Registration Statement on Form N-14 on October 18, 2023 and is incorporated herein by reference.
(12)	Form of Tax Opinion was previously filed with AMP Trusts Registration Statement on Form N-14 on October 18, 2023 and is incorporated herein by reference.
(13)	Material Contracts of the Registrant
(a) (i) Form of Fund Servicing Agreement dated September 14, 2023 was previously filed with the Trust's Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.
(ii) Exhibit to Fund Servicing Agreement was previously filed with AMP Trusts Registration Statement on Form N-1A on December 22, 2023 and is incorporated herein by reference.
(b) Operating Expense Limitation Agreement was previously filed with AMP Trusts Registration Statement on Form N-1A on December 22, 2023 and is incorporated herein by reference.
(14)	Consent of Independent Registered Public Accounting Firm - filed herewith.
(15)	Omitted Financial Statements - not applicable.
(16)	(a)
Power of Attorney for Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick was previously filed with AMP Trusts Registration Statement on Form N-14 on October 18, 2023 and is incorporated herein by reference.

(b) Power of Attorney for Russell Emery was previously filed with AMP Trusts Registration Statement on Form N-14 on October 18, 2023 and is incorporated herein by reference.
(17)	Additional exhibits - not applicable.
(18)	Type and class of securities being registered - not applicable.
Item 17. Undertakings
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)     The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES
Pursuant to the requirements Rule 485(b) under the Securities Act of 1933, the Registrant certifies that this Post‑Effective Amendment No. 1 to its Registration Statement on N-14 meets all of the requirements for effectiveness under Rule 485(b). As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Glendora and State of California, on the 22nd day of December, 2023.

Advisor Managed Portfolios

By: /s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 22, 2023.

Signature	Title
Russell Emery*	Trustee
Russell Emery

Brian S. Ferrie*	Trustee
Brian S. Ferrie

Wan-Chong Kung*	Trustee
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (principal accounting officer)
Eric T. McCormick

*By: /s/ Russell B. Simon
Russell B. Simon Attorney-In Fact pursuant to Power of Attorney